UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES



                   INVESTMENT COMPANY ACT FILE NUMBER 811-1800
                           U.S. GLOBAL INVESTORS FUNDS

                               7900 CALLAGHAN ROAD
                              SAN ANTONIO, TX 78229
               (Address of principal executive offices) (Zip code)

                              SUSAN B. MCGEE, ESQ.
                               7900 CALLAGHAN ROAD
                              SAN ANTONIO, TX 78229
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 210-308-1234

                        Date of fiscal year end: JUNE 30

                        Date of reporting period: JUNE 30, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

JUNE 30, 2006



TABLE OF CONTENTS


LETTER TO SHAREHOLDERS                                             1

MANAGEMENT TEAMS' PERSPECTIVES                                     8

EXPENSE EXAMPLE                                                   40

PORTFOLIOS OF INVESTMENTS                                         42

NOTES TO PORTFOLIOS OF INVESTMENTS                                88

STATEMENTS OF ASSETS AND LIABILITIES                              92

STATEMENTS OF OPERATIONS                                          96

STATEMENTS OF CHANGES IN NET ASSETS                              100

NOTES TO FINANCIAL STATEMENTS                                    106

FINANCIAL HIGHLIGHTS                                             116

REPORT OF INDEPENDENT REGISTERED
  PUBLIC ACCOUNTING FIRM                                         121

TRUSTEES AND OFFICERS                                            122

ADDITIONAL INFORMATION                                           125

NASDAQ SYMBOLS


U.S. TREASURY SECURITIES CASH FUND                             USTXX

U.S. GOVERNMENT SECURITIES SAVINGS FUND                        UGSXX

NEAR-TERM TAX FREE FUND                                        NEARX

TAX FREE FUND                                                  USUTX

ALL AMERICAN EQUITY FUND                                       GBTFX

CHINA REGION OPPORTUNITY FUND                                  USCOX

GLOBAL RESOURCES FUND                                          PSPFX

WORLD PRECIOUS MINERALS FUND                                   UNWPX

GOLD SHARES FUND                                               USERX



[USGI Logo]

P.O. Box 781234
San Antonio, Texas 78278-1234
Tel 1*800*US*FUNDS
Fax 210*308*1217
www.usfunds.com

U.S. GLOBAL INVESTORS FUNDS


DEAR SHAREHOLDER


It has been another good year for the U.S. Global            [PHOTO]
Investors Funds, and we thank you for the confidence you have placed in us. We work hard every day to keep that confidence.

Naturally, past performance is no guarantee of future results. We will, however, work with passion to capture opportunities and manage risks with our matrix of investment models.

Our goal is to keep all of our funds in the top half of their peer group on a consistent basis. The wind continues to hit our sails, and this is important for performance, but we have also built a sturdy boat and have a well-trained crew. Our team-based approach, which integrates qualitative analysis and quantitative processes, has helped us attain our performance leadership.

Three of the five Investors Funds' equity funds are ranked by Lipper in the nation's top 50 mutual funds in total return for the year ended June 30, 2006. When you look at the last five years, the news is even more dramatic - three of the Investor Funds are in the top five, and one of those funds is also on the top-performing list for the 10-year period.

The Gold Shares Fund (USERX) has continued its strong performance by posting a 104.2 percent total return for the year ended June 30, 2006, making it #2 among all funds as ranked by Lipper. For the five-year period, Gold Shares' 41.0 percent annualized return ranks it #3 out of more than 7,300 domestic funds in the time period. The Gold Shares Fund ranked 2 out of 54, 2 out of 48, 2 out of 39, and 23 out of 24 gold-oriented funds for total return for the one-, three-, five- and ten-year periods ended June 30, 2006.

The World Precious Minerals Fund (UNWPX), also gold-oriented, joins Gold Shares at the top of the charts. The fund gained 96.2 percent for the one year ended June 30, 2006, according to Lipper, which ranked it third among all domestic funds for that period in total return. For the five-year period, the World Precious Minerals Fund is the #1 overall performer with an annualized total return of 46.8 percent. The World Precious Minerals Fund ranked 3 out of 54, 1 out of 48, 1 out of 39, and 14 out of 24 gold oriented funds for total return for the one-, three-, five- and ten-year periods ended June 30, 2006.

These funds are not a flash in the pan, as many skeptics pronounced when gold's rally began. Of course, the Gold Shares and World
Precious Minerals Funds have benefited from the upsurge in prices, but the funds'

U.S. GLOBAL INVESTORS FUND


strategies have enabled them to significantly outperform the S&P 500 and their gold-sector peers since mid-2001.


      [Five-Year Total Return Comparison as of 6/30/06 graph]

Source: Big Charts


Our Global Resources Fund (PSPFX) had another stellar year. The fund, which invests in energy, metals and other natural resources, was the top-performing fund in its sector for the first six months of 2006, as well as for the five-year period ended June 30, 2006, according to Lipper. The fund is also ranked #5 among all domestic funds in total returns for the five-year period, and its consistent returns have earned the Global Resources Fund a spot among the top 50 overall funds for the ten-year period. The Global Resources Fund ranked 16 out of 101, 1 out of 74, 1 out of 69, and 12 out of 29 natural resources funds for total return for the one-, three-, five- and ten-year periods ended June 30, 2006. Investors have recognized the quality of the Global Resources Fund, helping the fund to grow to more than $1.2 billion in assets at June 30, 2006.

U.S. GLOBAL INVESTORS FUND


TOTAL ANNUALIZED RETURN AS OF 6/30/06
---------------------------------------------------------------------------------------
FUND/TICKER                 ONE-YEAR        THREE-YEAR        FIVE-YEAR       TEN-YEAR
Gold Shares Fund (USERX)     104.15%          44.97%           41.02%          (0.85%)

World Precious Minerals       96.21%          53.18%           46.79%           6.27%
Fund (UNWPX)

Global Resources              48.91%          58.06%           38.89%          15.27%
Fund (PSPFX)

S&P 500 Index                  8.63%          11.21%            2.49%           8.31%

Philadelphia Stock            56.14%          23.62%           23.59%           2.93%
Exchange Gold and
Silver Index (XAU)
---------------------------------------------------------------------------------------

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance does not include the effect of any fees described in the fund's prospectus (e.g. short-term trading fees) which, if applicable, would lower your total returns. Obtain performance data current to the most recent month-end at www.usfunds.com or 1-800-US-FUNDS, option 5. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Recent returns were achieved during favorable market conditions, especially within the gold and natural resources sectors.


The China Region Opportunity Fund (USCOX) turned in strong performance during the past year, despite struggling in the final quarter. The fund's 30.0 percent total return for the one year ended June 30, 2006, placed it in the top half of China region funds according to Lipper. This fund has an outstanding track record in recent years. It ranks #1 in its sector for the latest three-year period and in the top handful over five years. The China region Opportunity Fund ranked 19 out of 38, 1 out of 22, 7 out of 22, and 3 out of 7 China region funds for total return for the one-, three-, five- and ten-year periods ended June 30, 2006.

The All American Equity Fund (GBTFX) has done very well compared to its peers in the large-cap sector. The fund's 15.3 percent return for the year ended June 30, 2006, ranks it in the top 3 percent of funds in that sector, which did not perform as well as the commodities, energy and emerging markets sectors over that time period. The All American Equity Fund ranked 26 out of 848, 43 out of 725, 201 out of 609, and 190 out of 241 large-cap core funds for total return for the one-, three-, five- and ten-year periods ended June 30, 2006.

U.S. GLOBAL INVESTORS FUND


TOTAL ANNUALIZED RETURN AS OF 6/30/06
-------------------------------------------------------------------------------------------
FUND/TICKER                  ONE-YEAR       THREE-YEAR        FIVE-YEAR           TEN-YEAR
China Region Opportunity      30.03%          30.21%           13.36%               4.00%
Fund (USCOX)

All American Equity           15.25%          13.76%            2.09%               5.25%
Fund (GBTFX)

-------------------------------------------------------------------------------------------

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance does not include the effect of any fees described in the fund's prospectus (e.g. short-term trading fees) which, if applicable, would lower your total returns. Obtain performance data current to the most recent month-end at www.usfunds.com or 1-800-US-FUNDS, option 5. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. Recent returns were achieved during favorable market conditions, especially within the China sector.


And finally, U.S. Global Investors Fund's bond and money market funds generally fared well against their peers. The Federal Reserve raised interest rates by 2 percent during the past year, driving up yields for the U.S. Government Securities Savings Fund (UGSXX) and the U.S. Treasury Securities Cash Fund (USTXX). Conditions were tougher for our municipal bond funds, the Tax Free Fund (USUTX) and the Near-Term Tax Free Fund (NEARX), due to higher long-term yields spurred by rising interest rates.

TOTAL ANNUALIZED RETURN AS OF 6/30/06
-------------------------------------------------------------------------------------------
FUND/TICKER                  ONE-YEAR       THREE-YEAR        FIVE-YEAR           TEN-YEAR
U.S. Government Securities     3.69%           2.00%            1.86%               3.57%
Savings Fund (UGSXX)

U.S. Treasury Securities       3.11%           1.42%            1.26%               2.82%
Cash Fund (USTXX)

Near-Term Tax Free             0.75%           1.22%            3.03%               3.91%
Fund (NEARX)

Tax-Free Fund (USUTX)          1.30%           1.90%            3.84%               4.73%

-------------------------------------------------------------------------------------------

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance does not include the effect of any fees described in the fund's prospectus (e.g. short-term trading fees) which, if applicable, would lower your total returns. Obtain performance data current to the most recent month-end at www.usfunds.com or 1-800-US-FUNDS, option 5.

We believe we are in the middle stage of a secular bull market for commodities, though there continue to be periods of great volatility. We work to manage that volatility with our quantitative models.

U.S. GLOBAL INVESTORS FUND


In the spring of 2006, as money flooded into the commodities sector, we spotted the inevitable correction early and amassed large cash positions in our resource-based funds, in some cases more than 30 percent. That helped us in two ways. Our funds dipped during the correction, but not as much as their peers that were more fully invested. We also had a ready supply of cash to take advantage of buying opportunities.

Asia's rapid growth is driving this secular bull market for commodities. Its 3 billion people now consume about 20 million barrels of oil daily, while 300 million Americans consume 22 million barrels per day. The difference is that Asia has been growing at 6 percent per year, twice the U.S. rate. Since 2000 there have not been enough new discoveries of oil, gas and precious metals to meet Asia's demand as it builds infrastructure.

Since commodities are priced in dollars, volatility for gold and other natural resources is exaggerated by swings in the dollar's value. As you can see from the graph below, most of the time gold performs well when the dollar is struggling, and vice versa. In May 2006, gold was unusually strong and the dollar was unusually weak, which according to our models indicated a high probability for the power of mean reversion to take place. That's when overextended prices revert back to their long-term average.

          [Gold price vs. Dollar 60-day oscillator graph]

We believe that gold and natural resource markets will continue to offer exceptional opportunities to investors. We always remind investors, however, that it's important to diversify between various asset classes and to rebalance portfolios at least once a year.

As optimistic as we are, I have seen some global risk issues that can impact business. Each Monday, we track government policies for the G-7 and the E-7 to discover new opportunities and risks. The E-7 are the largest emerging economies for which consistent data is available: China, India, Russia, Brazil, Pakistan, Indonesia and Mexico. We also rely on a SWOT process to analyze the strengths and weaknesses of these policies, along with the opportunities and threats they present.

U.S. GLOBAL INVESTORS FUND


We have seen several governments in developing countries begin to change policies toward international mining companies. These changes include harsh taxation and efforts to override previous agreements on natural resource projects. In other countries, including Germany, we are seeing anti-American feelings that could hurt sales of our mighty multinational firms.

Foreign direct investment in the United States is an important component of our economy that is threatened by the reach of regulators in Washington. The Sarbanes-Oxley Act has now been extended to foreign companies listed on U.S. exchanges, and we are seeing signs that this may be hurting U.S. capital markets. A number of companies are opting to delist from the U.S. exchanges because the cost of compliance is so onerous. Last year, 19 U.S.-based companies went public on the London Stock Exchange, as did many others that might have come to America if not for the regulatory burden and costs.

Trying to subject the world to American laws such as Sarbanes-Oxley brings to mind the "Law of Unintended Consequences." Good intentions when drafting federal policies can backfire when policymakers have not thoroughly analyszed the complexities of the industries or issues they are trying to address.

The potential threat for the future is growing resentment of the U.S. government's application of our laws overseas. Such actions could be perceived as arrogant outside America, and could hurt our economy by closing off overseas markets to American businesses and blocking access to natural resources.

How important are international markets to U.S. businesses?
According to figures from the ISI Group, foreign sales account for more than half of the total sales of companies in the S&P 500's energy and technology sectors. For the S&P 500 as a whole, foreign sales are more than a third of total sales.

U.S. Global Investors prides itself on being a reliable source of information for its shareholders on market cycles, global trends and the benefits of diversification, mean reversion and rebalancing. We are always working to educate our shareholders about the critical drivers that influence the various asset classes. You may wish to take a moment to visit www.usfunds.com to sign up for our Investor Alert, a weekly SWOT analysis of key market sectors.

U.S. GLOBAL INVESTORS FUND


Again, thank you for investing with us.

Sincerely,

/s/ Frank Holmes

Frank E. Holmes
CEO and Chief Investment Officer
U.S. Global Investors, Inc.

Please consider carefully the fund's investment objectives, risks, charges and expenses. For this and other important information, obtain a fund prospectus by visiting www.usfunds.com or by calling 1-800-US-FUNDS (1-800-873-8637). Read it carefully before investing. Distributed by U.S. Global Brokerage, Inc. An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. Gold funds may be susceptible to adverse economic, political or regulatory developments due to concentrating in a single theme. The price of gold is subject to substantial price fluctuations over short periods of time and may be affected by unpredicted international monetary and political policies. We suggest investing no more than 3% to 5% of your portfolio in gold or gold stocks. Diversification does not protect an investor from market risks and does not assure a profit. The Philadelphia Stock Exchange Gold and Silver Index (XAU) is a capitalization-weighted index that includes the leading companies involved in the mining of gold and silver. The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. Tax-exempt Income is federal income tax free. A portion of this income may be subject to state and local income taxes, and if applicable, may subject certain investors to the Alternative Minimum Tax as well. Bond funds are subject to interest-rate risk; their value declines as interest rates rise. The U.S. Trade Weighted Dollar Index provides a general indication of the international value of the U.S. dollar.

MONEY MARKET FUNDS


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The U.S. Treasury Securities Cash Fund seeks to obtain a high level of current income while maintaining the highest degree of safety of principal and liquidity. The U.S. Government Securities Savings Fund seeks to achieve a consistently high yield with safety of principal.

PERFORMANCE

 U.S. TREASURY SECURITIES CASH FUND                   As of June 30, 2006

   7-Day Yield                                              4.14%
   ---------------------------------------------------------------
   7-Day Effective Yield                                    4.23%
   ---------------------------------------------------------------
   Weighted Average Days to Maturity                          56

 U.S. GOVERNMENT SECURITIES SAVINGS FUND              As of June 30, 2006

   7-Day Yield                                              4.52%
   ---------------------------------------------------------------
   7-Day Effective Yield                                    4.62%
   ---------------------------------------------------------------
   Weighted Average Days to Maturity                          57

An investment in either the U.S. Government Securities Savings Fund or the U.S. Treasury Securities Cash Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the funds seek to preserve the value of your investments at $1.00 per share, it is possible to lose money by investing in the funds.

PERFORMANCE COMMENTARY

The U.S. Government Securities Savings Fund outperformed the Lipper government-only money market funds for the year ending June 30, 2006, returning 3.69 percent. The U.S. Treasury Securities Cash Fund underperformed the Lipper treasury money market funds for the year ending June 30, 2006, returning 3.11 percent.

THE YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUNDS

The economy continued to show solid economic growth even in the face of two devastating hurricanes. Once the final revisions are implemented, Gross Domestic Product (GDP) growth in the last twelve months should end up in the 3.5 - 4.0 percent range, which is solid economic growth for

MONEY MARKET FUNDS


the largest economy in the world. Employment gains have been less robust but are still improving. Over the past year, the average gain in non-farm payrolls averaged about 150,000, which is only modest job growth in an otherwise strong economy. Inflation concerns have increased over the past year driven predominantly by sustained higher energy and commodity prices. The Federal Reserve (Fed) continued its path of "normalizing" interest rates for the past year. Over the past year, the Fed has raised interest rates eight times, bringing the Fed Funds rate to 5.25 percent as of June 30, 2006. Since the beginning of this tightening cycle in June 2004, the Fed has increased interest rates 17 times, and by 4.25 percent. Short-term bond yields moved up in-line with the rate increases. Over the past year, yields on the three-month T-Bill increased 184 basis points to 4.93 percent and yields on the six-month T-Bills moving up 190 basis points at 5.16 percent. One-year agency discount note yields moved up 185 basis points to 5.56 percent.

INVESTMENT HIGHLIGHTS

For much of the period, the U.S. Government Securities Savings Fund took a laddered approach by buying fixed rate securities across the money market spectrum. The fund averaged a weighted average maturity of 53 days, which was longer than the peer group average. This proved beneficial as the Fed took a measured approach to rate increases, which met market expectations. The fund took advantage of these progressively higher yields by selectively extending its ladder. The U.S. Treasury Securities Cash Fund followed a similar laddered strategy, averaging a weighted average maturity of 40 days. The fund took advantage of relatively high overnight rates, keeping the weighted average maturity lower than the U.S. Government Securities Savings Fund.

CURRENT OUTLOOK

The Fed is two years into this interest rate cycle and is nearing the end of its tightening campaign. Core inflation measures have accelerated in recent months, and concerns over slowing economic growth are building. The housing market appears to be slowing much faster than the Fed expected, posing a significant risk to the health of the economy. GDP growth is likely to slow from the current
3.5 - 4.0 percent range to the 2.5 percent range by the end of 2006. Worldwide growth has been unexpectedly strong but is also likely to slow as we continue through the remainder of 2006. As the economy slows, inflation is likely to slow with it, implying that the Fed's work in normalizing interest rates has likely been completed. With the backdrop of a slowing economy and moderating inflation, the second half of 2006 has the potential to be friendlier to the bond market than the first half.

TAX FREE FUNDS

MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

Our Tax Free Fund and Near-Term Tax Free Fund seek to provide a high level of current income that is exempt from federal income taxation and to preserve capital. The Near-Term Tax Free Fund will maintain a weighted average maturity of less than five years, while the Tax Free Fund will generally maintain a longer weighted average maturity.

PERFORMANCE GRAPHS

 NEAR-TERM TAX FREE FUND

                  [Near-Term Tax Free Fund Graph]

                                         Lehman 3-Year
                        Near-Term          Municipal
          Date        Tax Free Fund       Bond Index

        06/30/96       $10,000.00         $10,000.00
        07/31/96        10,057.80          10,055.79
        08/30/96        10,086.82          10,070.57
        09/30/96        10,154.77          10,131.74
        10/31/96        10,222.99          10,202.31
        11/29/96        10,330.60          10,297.76
        12/31/96        10,330.60          10,302.46
        01/31/97        10,370.07          10,347.49
        02/28/97        10,427.52          10,397.90
        03/31/97        10,357.93          10,344.13
        04/30/97        10,408.82          10,388.49
        05/30/97        10,506.00          10,473.18
        06/30/97        10,585.42          10,535.02
        07/31/97        10,762.02          10,660.04
        08/29/97        10,706.33          10,639.20
        09/30/97        10,806.90          10,715.15
        10/31/97        10,853.79          10,762.87
        11/28/97        10,888.57          10,793.79
        12/31/97        11,002.49          10,867.05
        01/30/98        11,091.09          10,938.97
        02/27/98        11,085.92          10,961.82
        03/31/98        11,081.77          10,979.30
        04/30/98        11,067.20          10,964.51
        05/29/98        11,187.27          11,066.00
        06/30/98        11,222.89          11,102.97
        07/31/98        11,256.64          11,143.30
        08/31/98        11,383.71          11,251.51
        09/30/98        11,494.25          11,322.76
        10/30/98        11,488.93          11,377.87
        11/30/98        11,506.03          11,405.43
        12/31/98        11,512.46          11,432.99
        01/29/99        11,613.60          11,536.50
        02/26/99        11,585.54          11,549.27
        03/31/99        11,595.28          11,559.35
        04/30/99        11,632.23          11,594.97
        05/28/99        11,599.52          11,578.17
        06/30/99        11,486.92          11,508.94
        07/30/99        11,541.77          11,566.07
        08/31/99        11,506.53          11,580.19
        09/30/99        11,538.59          11,623.87
        10/29/99        11,517.53          11,625.22
        11/30/99        11,582.01          11,676.30
        12/31/99        11,558.58          11,657.48
        01/31/00        11,544.02          11,678.32
        02/29/00        11,582.23          11,715.28
        03/31/00        11,679.22          11,775.78
        04/28/00        11,648.67          11,777.12
        05/31/00        11,636.18          11,789.22
        06/30/00        11,791.17          11,938.43
        07/31/00        11,899.82          12,035.18
        08/31/00        12,004.25          12,126.11
        09/29/00        11,998.49          12,129.61
        10/31/00        12,075.93          12,198.39
        11/30/00        12,129.29          12,247.35
        12/31/00        12,308.56          12,383.74
        01/31/01        12,437.01          12,571.71
        02/28/01        12,463.98          12,620.88
        03/30/01        12,545.11          12,709.60
        04/30/01        12,492.00          12,691.03
        05/31/01        12,593.83          12,806.63
        06/30/01        12,641.36          12,863.66
        07/31/01        12,754.54          12,969.11
        08/31/01        12,890.82          13,102.26
        09/30/01        12,926.79          13,169.12
        10/31/01        13,018.18          13,254.77
        11/30/01        12,933.72          13,212.44
        12/31/01        12,876.86          13,199.83
        01/31/02        13,049.20          13,367.47
        02/28/02        13,158.75          13,467.72
        03/31/02        12,959.78          13,267.06
        04/30/02        13,187.62          13,462.08
        05/31/02        13,250.30          13,540.16
        06/30/02        13,355.07          13,656.61
        07/31/02        13,467.50          13,763.13
        08/31/02        13,590.15          13,851.21
        09/30/02        13,770.28          13,960.64
        10/31/02        13,643.29          13,883.85
        11/30/02        13,609.58          13,888.02
        12/31/02        13,803.47          14,088.01
        01/31/03        13,824.78          14,133.09
        02/28/03        13,951.72          14,223.54
        03/31/03        13,949.20          14,206.47
        04/30/03        14,004.74          14,244.83
        05/31/03        14,199.57          14,354.51
        06/30/03        14,152.66          14,331.55
        07/31/03        13,876.98          14,202.56
        08/31/03        13,972.46          14,275.00
        09/30/03        14,236.60          14,489.12
        10/31/03        14,168.80          14,421.02
        11/30/03        14,211.12          14,435.44
        12/31/03        14,259.95          14,465.76
        01/31/04        14,316.62          14,516.39
        02/29/04        14,448.30          14,639.78
        03/31/04        14,406.91          14,600.25
        04/30/04        14,217.58          14,452.79
        05/31/04        14,157.80          14,396.42
        06/30/04        14,181.25          14,422.33
        07/31/04        14,279.18          14,527.62
        08/31/04        14,429.70          14,680.16
        09/30/04        14,461.18          14,696.31
        10/31/04        14,494.05          14,737.46
        11/30/04        14,434.75          14,666.72
        12/31/04        14,510.03          14,723.92
        01/31/05        14,529.89          14,704.77
        02/28/05        14,496.72          14,660.66
        03/31/05        14,396.97          14,612.28
        04/30/05        14,496.95          14,686.80
        05/31/05        14,537.03          14,713.24
        06/30/05        14,570.53          14,788.28
        07/31/05        14,536.95          14,754.26
        08/31/05        14,577.33          14,802.95
        09/30/05        14,611.08          14,810.35
        10/31/05        14,577.26          14,788.14
        11/30/05        14,617.94          14,801.45
        12/31/05        14,651.93          14,853.25
        01/31/06        14,624.67          14,885.93
        02/28/06        14,665.68          14,897.84
        03/31/06        14,638.26          14,871.02
        04/30/06        14,665.75          14,896.30
        05/31/06        14,713.95          14,948.44
        06/30/06        14,679.41          14,921.53


 AVERAGE ANNUAL PERFORMANCE                          For the Years Ended
                                                           June 30, 2006

                                           One Year  Five Year  Ten Year
  Near-Term Tax Free Fund                   0.75%      3.03%     3.91%
  ----------------------------------------------------------------------
  Lehman 3-Year Municipal Bond Index        0.88%      3.01%     4.08%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  The Lehman Brothers 3-Year Municipal Bond Index is a total return benchmark designed for municipal assets. The index includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least 50 million, have an amount outstanding of at least 5 million and have a maturity of two to four years.

  The Adviser has voluntarily agreed to limit the fund's total operating expenses to 0.45% through November 1, 2006.

TAX FREE FUNDS

TAX FREE FUND

                       [Tax Free Fund Graph]

                                            Lehman 10-Year
                                               Municipal
         Date           Tax Free Fund         Bond Index

       06/30/96          $10,000.00           $10,000.00
       07/31/96           10,086.36            10,095.79
       08/30/96           10,086.36            10,096.06
       09/30/96           10,208.30            10,199.81
       10/31/96           10,295.70            10,328.77
       11/29/96           10,453.69            10,537.87
       12/31/96           10,427.25            10,490.37
       01/31/97           10,462.65            10,531.76
       02/28/97           10,549.77            10,631.00
       03/31/97           10,450.70            10,488.51
       04/30/97           10,539.43            10,565.73
       05/30/97           10,672.63            10,715.39
       06/30/97           10,792.82            10,833.73
       07/31/97           11,060.60            11,138.09
       08/29/97           10,966.76            11,030.09
       09/30/97           11,086.58            11,169.93
       10/31/97           11,138.94            11,229.10
       11/28/97           11,204.41            11,281.11
       12/31/97           11,374.65            11,459.16
       01/30/98           11,474.08            11,586.27
       02/27/98           11,459.16            11,585.47
       03/31/98           11,447.92            11,577.51
       04/30/98           11,399.99            11,513.83
       05/29/98           11,584.95            11,709.65
       06/30/98           11,624.74            11,752.64
       07/31/98           11,661.90            11,771.48
       08/31/98           11,845.58            11,976.07
       09/30/98           11,985.84            12,154.12
       10/30/98           11,945.35            12,159.42
       11/30/98           12,000.52            12,195.78
       12/31/98           12,013.15            12,233.72
       01/29/99           12,153.91            12,421.06
       02/26/99           12,073.47            12,309.61
       03/31/99           12,094.14            12,303.24
       04/30/99           12,127.73            12,336.15
       05/28/99           12,020.64            12,249.64
       06/30/99           11,785.79            12,021.97
       07/30/99           11,809.77            12,102.64
       08/31/99           11,658.38            12,058.06
       09/30/99           11,654.36            12,098.66
       10/29/99           11,466.35            12,013.22
       11/30/99           11,606.38            12,144.56
       12/31/99           11,481.05            12,081.41
       01/31/00           11,365.00            12,032.05
       02/29/00           11,524.86            12,126.52
       03/31/00           11,831.36            12,362.42
       04/28/00           11,738.83            12,300.32
       05/31/00           11,641.79            12,227.35
       06/30/00           11,970.82            12,559.57
       07/31/00           12,142.28            12,733.81
       08/31/00           12,329.16            12,930.73
       09/29/00           12,236.93            12,871.53
       10/31/00           12,394.42            13,003.22
       11/30/00           12,494.86            13,073.29
       12/31/00           12,829.48            13,381.37
       01/31/01           12,946.80            13,554.11
       02/28/01           12,968.41            13,576.85
       03/30/01           13,082.27            13,692.61
       04/30/01           12,912.48            13,522.98
       05/31/01           13,045.75            13,670.18
       06/30/01           13,145.52            13,751.48
       07/31/01           13,334.72            13,940.97
       08/31/01           13,558.81            14,177.26
       09/30/01           13,498.99            14,158.69
       10/31/01           13,660.09            14,333.45
       11/30/01           13,492.82            14,147.92
       12/31/01           13,318.29            13,999.59
       01/31/02           13,557.48            14,264.18
       02/28/02           13,733.29            14,468.16
       03/31/02           13,430.36            14,170.11
       04/30/02           13,730.96            14,498.86
       05/31/02           13,801.55            14,567.01
       06/30/02           13,958.07            14,747.64
       07/31/02           14,124.24            14,943.78
       08/31/02           14,270.31            15,138.05
       09/30/02           14,558.72            15,499.85
       10/31/02           14,319.16            15,217.75
       11/30/02           14,234.38            15,092.97
       12/31/02           14,517.44            15,423.50
       01/31/03           14,470.69            15,341.76
       02/28/03           14,655.67            15,607.17
       03/31/03           14,640.41            15,614.97
       04/30/03           14,736.92            15,730.52
       05/31/03           15,082.63            16,180.42
       06/30/03           15,003.37            16,102.75
       07/31/03           14,417.47            15,426.44
       08/31/03           14,539.99            15,559.10
       09/30/03           14,939.57            16,083.44
       10/31/03           14,849.86            15,961.21
       11/30/03           14,957.82            16,133.59
       12/31/03           15,052.81            16,304.61
       01/31/04           15,142.06            16,373.09
       02/29/04           15,359.76            16,661.25
       03/31/04           15,284.60            16,566.28
       04/30/04           14,923.46            16,109.05
       05/31/04           14,878.35            16,118.72
       06/30/04           14,816.00            16,171.91
       07/31/04           14,950.91            16,393.47
       08/31/04           15,163.62            16,752.48
       09/30/04           15,226.49            16,841.27
       10/31/04           15,330.31            16,976.00
       11/30/04           15,202.66            16,784.17
       12/31/04           15,374.20            16,982.23
       01/31/05           15,481.43            17,126.58
       02/28/05           15,403.90            17,018.68
       03/31/05           15,307.31            16,868.91
       04/30/05           15,516.28            17,196.17
       05/31/05           15,607.18            17,311.39
       06/30/05           15,671.79            17,411.79
       07/31/05           15,614.59            17,263.79
       08/31/05           15,754.80            17,474.41
       09/30/05           15,662.73            17,317.14
       10/31/05           15,585.76            17,185.53
       11/30/05           15,659.12            17,292.08
       12/31/05           15,801.36            17,449.44
       01/31/06           15,841.58            17,505.28
       02/28/06           15,965.24            17,608.56
       03/31/06           15,867.25            17,427.19
       04/30/06           15,869.88            17,395.82
       05/31/06           15,926.46            17,514.11
       06/30/06           15,876.28            17,435.30

 AVERAGE ANNUAL PERFORMANCE                          For the Years Ended
                                                           June 30, 2006

                                           One Year  Five Year  Ten Year
  Tax Free Fund                             1.30%      3.84%     4.73%
  ----------------------------------------------------------------------
  Lehman 10-Year Municipal Bond Index       0.15%      4.86%     5.71%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  The Lehman Brothers 10-Year Municipal Bond Index is a total return benchmark designed for long-term municipal assets. The index includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least 50 million, have an amount outstanding of at least 5 million and have a maturity of 8 to 12 years.

  The Adviser has voluntarily agreed to limit the fund's total operating expenses to 0.70% through November 1, 2006.

PERFORMANCE COMMENTARY

Near-Term Tax Free posted a 0.75 percent return in the past year compared to the Lipper Short-Intermediate Municipal Debt Funds Peer Group return of 0.75 percent. The Tax Free Fund returned 1.30 percent for the past year compared to the Lipper General Municipal Debt Funds Peer Group return of 0.71 percent.

THE YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE
FUNDS

Municipals generated only modest total returns over the past year, with the very short and very long ends of the yield curve the best performers.

TAX FREE FUNDS

The municipal yield curve rose across the board and flattened considerably - yields on 1-year municipals rose about 110 basis points, while 30-year municipal yields rose by about 30 basis points. Bond yields were driven higher by rising inflation concerns starting with the energy price spikes witnessed after Hurricanes Katrina and Rita. Higher energy prices have only recently filtered down into core inflation indicators, which have pressured bond prices in the past several months. The economy has remained remarkably resilient, pressuring the Fed to continue to increase interest rates. Over the past year, the Fed has increased interest rates by 2 percent on eight different occasions. In the municipal market, the best performing sector was the industrial development sector. The sector is leveraged to volatile tobacco-backed municipals, which received favorable court rulings over the past year. The housing and hospital sectors also posted strong relative performance during this time. The high yield portion of the municipal market, which is tied to airline-backed bonds, also posted very strong returns over the past year.

INVESTMENT HIGHLIGHTS

STRENGTHS

* The Tax Free Fund maintained an overweight position in long dated municipals, which significantly outperformed during the past year.

* The Tax Free Fund was also significantly overweight in the medical/hospital sector which outperformed during the year.

WEAKNESSES

* In the past year, both funds were underweighted in California municipals, which outperformed.

* The funds' lack of exposure to risky airline and tobacco-backed bonds was detrimental to performance as these two sectors were by far the best performers over the past twelve months.

* The funds' conservative credit profile detracted from performance as lower rated credits generally outperformed.

CURRENT OUTLOOK

OPPORTUNITIES

* The Fed is at or near the end of its tightening cycle, which would likely allow bonds to rally.

TAX FREE FUNDS

* With the strong outperformance of high yield-related securities, odds favor a reversal, so issues with higher-quality credit may outperform over the next year.

THREATS

* Inflation still remains a threat to the market and potential Fed response.

* A stronger than expected global economy could pose a threat to long dated municipals.

* If the Fed were to continue raising interest rates to 6 percent or more, this would be negative for municipals across the board.

 NEAR-TERM TAX FREE FUND
 MUNICIPAL BOND RATINGS                                June 30, 2006
 (BASED ON TOTAL MUNICIPAL BONDS)

                    [Near-Term Tax Free Fund Pie Graph]


 AAA     51.19%
 AA      39.03%
 A        6.16%
 BBB      3.62%

 TAX FREE FUND
 MUNICIPAL BOND RATINGS                                June 30, 2006
 (BASED ON TOTAL MUNICIPAL BONDS)

                      [Tax Free Fund Pie Graph]


 AAA      46.53%
 AA       22.35%
 A        28.95%
 BBB       2.17%

ALL AMERICAN EQUITY FUND

MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The principal objective of the All American Equity Fund is to seek capital appreciation by investing primarily in a broadly diversified portfolio of domestic common stocks. The fund invests in large-capitalization stocks, while retaining the flexibility to seek out promising individual stock opportunities. The fund seeks capital appreciation and does not emphasize income.

PERFORMANCE GRAPH

 ALL AMERICAN EQUITY FUND

                  [All American Equity Fund Graph]

                    All American         S&P
        Date        Equity Fund       500 Index

      06/30/96      $10,000.00       $10,000.00
      07/31/96        9,653.77         9,558.18
      08/30/96        9,788.19         9,759.70
      09/30/96       10,285.13        10,309.11
      10/31/96       10,497.87        10,593.32
      11/29/96       11,238.37        11,394.09
      12/31/96       11,054.27        11,168.22
      01/31/97       11,812.98        11,866.02
      02/28/97       11,825.69        11,959.10
      03/31/97       11,369.62        11,467.85
      04/30/97       12,143.76        12,152.52
      05/30/97       12,828.57        12,892.06
      06/30/97       13,368.34        13,469.73
      07/31/97       14,187.33        14,541.46
      08/29/97       13,457.92        13,726.87
      09/30/97       14,072.59        14,478.67
      10/31/97       13,640.57        13,995.01
      11/28/97       14,179.52        14,643.04
      12/31/97       14,404.09        14,894.21
      01/30/98       14,686.69        15,058.86
      02/27/98       15,604.06        16,145.02
      03/31/98       16,326.66        16,971.84
      04/30/98       16,575.09        17,142.34
      05/29/98       16,335.38        16,847.60
      06/30/98       17,019.21        17,531.92
      07/31/98       16,966.58        17,345.26
      08/31/98       14,742.67        14,837.47
      09/30/98       15,680.05        15,788.03
      10/30/98       16,669.39        17,072.28
      11/30/98       17,711.51        18,106.93
      12/31/98       18,558.30        19,150.40
      01/29/99       19,218.83        19,951.22
      02/26/99       18,639.73        19,331.19
      03/31/99       19,118.84        20,104.50
      04/30/99       19,590.69        20,882.69
      05/28/99       19,268.56        20,389.68
      06/30/99       20,335.66        21,521.42
      07/30/99       19,649.94        20,849.36
      08/31/99       19,395.63        20,746.35
      09/30/99       18,803.45        20,177.51
      10/29/99       19,936.02        21,454.43
      11/30/99       20,227.13        21,890.49
      12/31/99       21,269.64        23,179.57
      01/31/00       20,207.54        22,015.05
      02/29/00       19,773.47        21,598.31
      03/31/00       21,510.69        23,711.30
      04/28/00       20,979.16        22,998.01
      05/31/00       20,378.30        22,526.19
      06/30/00       20,889.50        23,081.53
      07/31/00       20,330.04        22,720.74
      08/31/00       21,680.13        24,131.86
      09/29/00       20,066.49        22,855.54
      10/31/00       19,335.96        22,758.86
      11/30/00       17,170.14        20,964.22
      12/31/00       17,269.24        21,066.66
      01/31/01       17,416.84        21,814.12
      02/28/01       15,297.30        19,825.21
      03/30/01       14,212.14        18,569.19
      04/30/01       15,524.58        20,012.26
      05/31/01       15,435.90        20,146.36
      06/30/01       15,048.67        19,656.00
      07/31/01       14,705.58        19,462.23
      08/31/01       13,599.41        18,243.88
      09/30/01       12,996.63        16,770.60
      10/31/01       13,150.51        17,090.31
      11/30/01       13,943.56        18,395.33
      12/31/01       13,979.07        18,556.49
      01/31/02       13,505.61        18,285.71
      02/28/02       13,174.18        17,933.05
      03/31/02       13,777.85        18,607.44
      04/30/02       13,091.33        17,479.40
      05/31/02       14,008.66        17,350.49
      06/30/02       12,546.84        16,122.22
      07/31/02       10,889.71        14,865.43
      08/31/02       11,090.93        14,963.02
      09/30/02       10,114.41        13,336.85
      10/31/02       10,617.47        14,510.71
      11/30/02       10,658.90        15,364.80
      12/31/02       10,262.37        14,462.15
      01/31/03       10,126.25        14,083.30
      02/28/03        9,960.53        13,871.99
      03/31/03       10,108.49        14,006.67
      04/30/03       10,871.95        15,160.41
      05/31/03       11,357.26        15,959.17
      06/30/03       11,333.58        16,162.76
      07/31/03       11,611.74        16,447.73
      08/31/03       12,008.27        16,768.50
      09/30/03       11,842.56        16,590.43
      10/31/03       12,730.31        17,528.93
      11/30/03       13,186.02        17,683.17
      12/31/03       13,476.02        18,610.55
      01/31/04       13,517.44        18,952.15
      02/29/04       13,694.99        19,215.58
      03/31/04       13,594.38        18,925.68
      04/30/04       12,830.92        18,628.58
      05/31/04       12,990.71        18,884.22
      06/30/04       13,333.98        19,251.42
      07/31/04       12,576.43        18,614.26
      08/31/04       12,546.84        18,689.55
      09/30/04       12,937.45        18,891.97
      10/31/04       13,132.75        19,180.59
      11/30/04       13,925.81        19,956.67
      12/31/04       14,156.62        20,635.76
      01/31/05       13,819.28        20,132.77
      02/28/05       14,322.34        20,556.45
      03/31/05       14,085.60        20,192.43
      04/30/05       13,600.30        19,809.46
      05/31/05       14,150.70        20,439.78
      06/30/05       14,482.13        20,468.79
      07/31/05       15,044.37        21,229.99
      08/31/05       15,008.86        21,036.29
      09/30/05       15,648.04        21,206.67
      10/31/05       15,174.57        20,853.14
      11/30/05       15,819.67        21,641.85
      12/31/05       15,837.31        21,649.38
      01/31/06       17,319.42        22,222.61
      02/28/06       16,635.83        22,282.91
      03/31/06       17,476.70        22,560.28
      04/30/06       17,851.76        22,863.21
      05/31/06       16,774.97        22,205.18
      06/30/06       16,690.28        22,235.28

 AVERAGE ANNUAL PERFORMANCE                          For the Years Ended
                                                           June 30, 2006

                                           One Year  Five Year  Ten Year
  All American Equity Fund                  15.25%     2.09%     5.25%
  ----------------------------------------------------------------------
  S&P 500 Index                              8.63%     2.49%     8.31%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The Adviser has voluntarily agreed to limit the fund's total operating expenses to 1.75% through November 1, 2006.

 ALL AMERICAN EQUITY FUND

PERFORMANCE COMMENTARY

The fund finished the year ending June 30, 2006 with a gain of 15.25 percent. The fund outperformed the S&P 500 Index and the Lipper Large Cap Core Peer Group. The benchmark S&P 500 Index was up 8.63 percent for the year, while the peer group gained 7.47 percent during the year.

THE YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

Critical drivers that drove the market higher include the following:

* The Fed increased the Fed Funds rate eight times to finish the fiscal year at 5.25 percent.

* The price of oil moved from the mid-$50 range to the low-$70 area as strong global economies, hurricanes and Mideast tensions all served to drive the commodity price higher.

* Gold prices moved significantly higher and at one point crossed the $700 threshold.

* Earnings, on a top-down basis on the S&P 500, are estimated to grow 13 percent on a year over year basis.

The domestic equity markets performed well in the past 12 months as a stronger than expected economy coupled with good corporate profit growth helped drive the markets higher. Despite higher interest rates and rising energy prices, consumer spending remained robust. Towards the end of the period, the housing market had clearly slowed down and the markets were dealing with a new Federal Reserve Chairman as Alan Greenspan retired and the position was handed over to Ben Bernanke. Consumer confidence recovered after taking a hit from Hurricanes Katrina and Rita.

Areas of particular strength in the market included energy, materials and industrials, which all benefited from strong U.S.
economic growth.

On the political front, President Bush's approval ratings hit new lows. An unresolved situation in Iraq and increasing tensions in Iran and North Korea served to weaken the President even more politically.

INVESTMENT HIGHLIGHTS

STRENGTHS

* The energy sector was the best performing sector during the twelve-month period. Strong worldwide economic growth and the effects of Hurricanes Katrina and Rita helped to move crude oil higher.

ALL AMERICAN EQUITY FUND

* Materials were the second best performing sector as many precious and base metals hit new highs as inventory levels fell.

* An energy-related sector that performed well was agricultural products as there was renewed focus on ethanol as oil prices moved to record highs.

WEAKNESSES

* Healthcare was the worst performing sector as supply companies suffered from a contact lens solution recall as well as continued weakness from hospital companies.

* Homebuilding was also one of the worst performing industries as higher interest rates served to weaken the housing markets.

* The videogame makers also performed poorly as Sony Corp.'s(1) new game console was pushed back towards the end of 2007. Concerns over the steep price of new game consoles also contributed to weakness in this group.

CURRENT OUTLOOK

OPPORTUNITIES

* Stock selection will be the key to performance over the next 12 months. In an environment of slower growth, the markets tend to favor companies that can provide strong, consistent growth.

* Our use of statistical models will allow for timely accumulation of stock as well as opportune profit taking.

* Recent language from the Fed may indicate that the cycle of Fed tightening may be close to an end.

THREATS

* A global slowdown could weigh on the equity markets.

* Global tensions could serve to roil the markets. The situation in Iraq is unresolved and potential new problem areas include Iran and North Korea.

* The weakening housing markets could dampen consumer spending, which has propelled the U.S. economy the past few years.

(1)The fund did not hold this security as of June 30, 2006.

ALL AMERICAN EQUITY FUND


 TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS      June 30, 2006

   GOLDCORP, INC.                                           9.65%
     GOLD MINING
   ---------------------------------------------------------------
   CAMPBELL SOUP CO.                                        2.59%
     FOOD
   ---------------------------------------------------------------
   J.C. PENNEY CO., INC.                                    2.35%
     RETAIL
   ---------------------------------------------------------------
   KELLOGG CO.                                              2.25%
     FOOD
   ---------------------------------------------------------------
   LAS VEGAS SANDS CORP.                                    2.17%
     CASINO HOTELS
   ---------------------------------------------------------------
   MICROSOFT CORP.                                          2.16%
     APPLICATIONS SOFTWARE
   ---------------------------------------------------------------
   THE WALT DISNEY CO.                                      2.09%
     MULTIMEDIA
   ---------------------------------------------------------------
   DIAMONDS TRUST, SERIES 1                                 2.08%
     INDEX FUND
   ---------------------------------------------------------------
   BELLSOUTH CORP.                                          2.02%
     TELEPHONE - INTEGRATED
   ---------------------------------------------------------------
   CITIGROUP, INC.                                          2.02%
     FINANCIAL SERVICES

 PORTFOLIO ALLOCATION BY INDUSTRY SECTOR
 BASED ON TOTAL INVESTMENTS                             June 30, 2006

                 [All American Equity Fund Pie Graph]


Cash Equivalent                13.7%
Materials                      13.3%
Consumer Discretion            12.7%
Industrials                    10.7%
Consumer Staples               10.7%
Information Technology         10.1%
Energy                          9.2%
Health Care                     6.5%
Financial Services              6.2%
Other                           6.9%

CHINA REGION OPPORTUNITY FUND

MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The China Region Opportunity Fund seeks to achieve capital appreciation by focusing on the economic growth in the China region, including China, Hong Kong, Singapore, Korea, Taiwan, and other
Asian countries. The fund emphasizes a long-term growth approach over current income.

PERFORMANCE GRAPH

 CHINA REGION OPPORTUNITY FUND

                 [China Region Opportunity Fund Graph]


                                                         IFC Emerging
                                        Morgan Stanley     Markets
                      China Region     Capital Far East   Investable
                      Opportunity          Free ex          Total
         Date            Fund            Japan Index*    China Index

        06/30/96      $10,000.00         $10,000.00      $10,000.00
        07/31/96        9,875.58           9,262.13        9,724.35
        08/30/96        9,891.14           9,579.23       10,122.51
        09/30/96        9,937.79           9,808.99       10,076.57
        10/31/96        9,969.04           9,612.43        9,984.69
        11/29/96       10,750.32          10,151.15       10,918.84
        12/31/96       11,781.60          10,075.47       12,569.68
        01/31/97       11,750.34          10,208.54       12,459.42
        02/28/97       12,078.48          10,236.47       12,807.04
        03/31/97       11,906.60           9,651.85       12,399.69
        04/30/97       12,609.75           9,391.37       14,203.68
        05/30/97       13,266.01           9,847.97       14,010.72
        06/30/97       13,437.89          10,094.75       14,176.11
        07/31/97       14,437.92          10,124.84       16,369.07
        08/29/97       14,609.80           8,246.20       18,972.43
        09/30/97       13,781.65           8,172.57       15,053.60
        10/31/97       10,469.06           6,165.19       12,344.56
        11/28/97        9,453.40           5,763.28        9,764.17
        12/31/97        9,136.21           5,492.82        9,568.15
        01/30/98        7,135.69           5,018.95        6,802.45
        02/27/98        9,120.45           6,160.42        9,356.81
        03/31/98        9,120.45           5,998.72        8,784.07
        04/30/98        8,380.11           5,369.70        7,701.38
        05/29/98        7,434.98           4,523.51        7,154.67
        06/30/98        6,442.60           4,018.20        6,362.94
        07/31/98        5,450.22           3,896.48        4,943.34
        08/31/98        4,489.34           3,283.40        3,840.74
        09/30/98        5,450.22           3,628.92        5,117.92
        10/30/98        6,190.57           4,612.30        5,082.70
        11/30/98        6,379.59           5,024.03        5,157.73
        12/31/98        6,096.05           5,087.03        4,698.32
        01/29/99        5,334.05           4,913.46        4,101.07
        02/26/99        5,302.30           4,817.99        4,136.29
        03/31/99        5,873.80           5,342.21        4,336.91
        04/30/99        7,096.19           6,569.04        5,574.27
        05/28/99        6,921.56           6,264.91        5,421.13
        06/30/99        8,858.33           7,340.83        7,419.60
        07/30/99        8,413.83           7,046.84        7,122.51
        08/31/99        8,461.45           7,154.81        7,229.71
        09/30/99        8,016.95           6,575.74        6,865.24
        10/29/99        7,937.57           6,885.28        6,854.52
        11/30/99        8,794.83           7,565.88        8,779.48
        12/31/99        9,493.33           8,108.76        9,643.19
        01/31/00        9,540.96           7,924.02        9,719.75
        02/29/00       10,175.97           7,498.41       12,188.36
        03/31/00       10,572.84           7,834.52       12,264.93
        04/28/00        9,493.33           7,187.40       10,444.10
        05/31/00        8,985.33           6,593.94       10,566.62
        06/30/00        9,699.71           6,891.81       12,174.58
        07/31/00        9,747.34           6,635.28       12,024.50
        08/31/00        9,540.96           6,545.41       11,785.60
        09/29/00        8,747.20           5,781.23       10,473.20
        10/31/00        7,969.32           5,323.45        9,986.22
        11/30/00        7,540.69           5,052.08        8,598.77
        12/31/00        7,701.03           5,037.47        8,765.70
        01/31/01        8,022.58           5,711.21        9,735.07
        02/28/01        7,620.64           5,431.10        9,171.52
        03/30/01        7,556.34           4,836.22        8,255.74
        04/30/01        7,861.80           4,843.51        9,303.22
        05/31/01        8,119.04           4,796.09        9,859.11
        06/30/01        7,910.04           4,687.11       10,030.63
        07/31/01        7,250.87           4,500.16        8,698.32
        08/31/01        6,688.16           4,419.11        6,984.69
        09/30/01        5,932.53           3,710.39        6,655.44
        10/31/01        6,157.61           3,896.02        6,753.45
        11/30/01        6,591.70           4,426.74        7,222.05
        12/31/01        6,688.16           4,826.59        7,197.55
        01/31/02        6,848.93           5,020.99        6,683.00
        02/28/02        6,768.55           5,028.82        6,805.51
        03/31/02        7,106.17           5,384.16        7,136.29
        04/30/02        7,299.10           5,447.85        7,330.78
        05/31/02        7,283.02           5,322.84        7,376.72
        06/30/02        7,041.86           5,029.71        7,194.49
        07/31/02        6,575.62           4,835.58        6,903.52
        08/31/02        6,334.46           4,720.34        6,771.82
        09/30/02        5,803.91           4,175.47        6,277.18
        10/31/02        5,852.14           4,397.27        6,225.11
        11/30/02        6,125.45           4,613.06        6,496.17
        12/31/02        5,868.22           4,293.26        6,294.03
        01/31/03        6,045.07           4,343.90        6,632.47
        02/28/03        6,045.07           4,130.67        6,491.58
        03/31/03        5,787.83           3,932.66        6,241.96
        04/30/03        5,819.99           4,057.23        6,263.40
        05/31/03        6,479.16           4,388.16        7,010.72
        06/30/03        6,704.24           4,635.48        7,467.08
        07/31/03        7,331.25           5,021.92        8,183.77
        08/31/03        7,893.96           5,376.48        8,698.32
        09/30/03        8,151.20           5,389.54        8,759.57
        10/31/03        9,549.92           5,842.27       10,042.88
        11/30/03        9,823.24           5,748.81       10,238.90
        12/31/03       10,629.37           6,043.74       11,578.87
        01/31/04       10,694.18           6,434.25       11,560.49
        02/29/04       11,293.71           6,665.54       12,278.71
        03/31/04       10,921.03           6,514.83       11,264.93
        04/30/04        9,819.20           6,119.97        9,715.16
        05/31/04        9,770.59           5,951.83       10,355.28
        06/30/04        9,495.14           5,883.75       10,344.56
        07/31/04        9,397.92           5,707.68       10,451.76
        08/31/04        9,478.93           5,986.00       10,442.57
        09/30/04       10,127.07           6,179.46       11,240.43
        10/31/04       10,143.27           6,201.86       10,888.21
        11/30/04       10,791.40           6,727.85       11,923.43
        12/31/04       11,076.85           6,903.92       11,650.84
        01/31/05       10,712.05           6,943.78       11,425.73
        02/28/05       11,690.39           7,331.99       12,309.34
        03/31/05       11,325.59           6,974.07       11,669.22
        04/30/05       11,126.60           6,885.60       11,704.44
        05/31/05       10,977.36           7,016.46       11,791.73
        06/30/05       11,391.91           7,161.17       12,277.18
        07/31/05       11,806.47           7,599.67       13,108.73
        08/31/05       11,740.14           7,323.00       13,162.33
        09/30/05       12,386.84           7,674.36       13,889.74
        10/31/05       11,640.65           7,188.97       12,393.57
        11/30/05       12,171.27           7,694.21       13,218.99
        12/31/05       13,146.04           8,136.93       13,603.37
        01/31/06       14,523.56           8,704.73       15,627.87
        02/28/06       14,353.50           8,672.58       16,168.45
        03/31/06       15,356.88           8,752.59       16,825.42
        04/30/06       16,394.28           9,361.82       17,624.81
        05/31/06       15,305.86           8,695.59       16,848.39
        06/30/06       14,812.67           8,623.21       17,327.72

 AVERAGE ANNUAL PERFORMANCE                           For the Years Ended
                                                            June 30, 2006

                                           One Year  Five Year   Ten Year
  China Region Opportunity Fund             30.03%    13.36%      4.00%
  -----------------------------------------------------------------------
  Hang Seng Composite Index                 22.84%      n/a        n/a
  -----------------------------------------------------------------------
  Morgan Stanley Capital Far East Free ex
    Japan Index*                            20.42%    12.95%     (1.47)%
  -----------------------------------------------------------------------
  IFC Emerging Markets Investable Total
    China Index                             41.14%    11.54%      5.64%

  * These are not total returns. These returns reflect simple appreciation only and do not reflect dividend reinvestment.

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  The Hang Seng Composite Index is a market-capitalization weighted index that comprises the top 200 companies listed on The Stock Exchange of Hong Kong, based on average market capitalization for the twelve months. The index commenced January 2000; it is not included in the graph as it had less than ten years of data. The Morgan Stanley Capital
  Far East Free ex Japan Index is an index in a series representing both the developed and the emerging markets for a particular region. The IFC
  Emerging Markets Investable Total China Index represents the S&P China
  Investable Total Return series. The term "investable" indicates that the stocks and the weights in the S&P index represents the amount that the foreign institutional investors might buy by the virtue of the foreign institutional restrictions, plus factoring in minimum market capitalization and liquidity screens.

CHINA REGION OPPORTUNITY FUND

PERFORMANCE COMMENTARY

For the twelve-month period ending June 30, 2006, the China Region Opportunity Fund outperformed its benchmark, the Hang Seng Composite Index, with a total return of 30.03 percent compared to a 22.84 percent return on the Hang Seng Composite Index. For the period in review, the China Shanghai B share market(1) was the best performing market with a 45.52 percent gain while the Taiwan market was the worst, with an advance of 8.93 percent.

THE YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE
FUND

Critical drivers for the year include:

* A reacceleration of China's economy that led to strong inflows into Chinese listed company shares.

* A continued challenging relationship between Taiwan and Mainland China as Taiwan's President sought independence while it appears that this is less of a concern to a majority of the population.

* Rising tensions in the region as North Korea talked of testing long-range missiles.

* More pressure placed on China to revalue its currency as trade balances seemed to hit new records every month.

The last year has been very rewarding for investors in China. The reacceleration of the Chinese economy helped to drive the markets to new highs. Much of the growth was driven by fixed asset investment and exports. Despite revaluing its currency in July 2005, export growth was unabated, and China reported record trade surpluses almost every month. The move in July was a very small move but does represent a first step towards a flexible currency regime.

Even with acceleration in growth, inflation remained in check as the Consumer Price Index did not rise above 1.9 percent and ended the period at 1.5 percent. China also unveiled its eleventh five-year plan, and some of the features included improving the livelihood of the rural population, a better environment and the creation of social benefits such as healthcare.

INVESTMENT HIGHLIGHTS

STRENGTHS

* The fund benefited from its exposure to the H-share market, as evidenced by the Hang Seng China Enterprises Index(2) being the best performing index during the time period.

CHINA REGION OPPORTUNITY FUND

* The fund was overweight in the Korean market, which performed extremely well in the last six months of 2005.

* To illustrate China's growing importance and influence in the world economy, President Bush, Federal Reserve Chairman Alan Greenspan and Treasury Secretary Snow visited China in the last half of 2005. Greenspan and Snow have since been replaced in their positions by Ben Bernanke and Henry Paulson, respectively.

* Tensions between Taiwan and the Mainland appear to be lessening despite rhetoric by Taiwan's President, Chen Shui-bian.

* China took a small step in moving towards a flexible currency regime when it revalued the Yuan in July 2005.

WEAKNESSES

* The fund was hurt by its underweight position in information technology. Information technology was the best-performing sector in the Hang Seng Composite Index.

* The Shanghai B-Share Stock Price Index(1) was the best performing country index, but the fund had no exposure to this index as it is extremely speculative and has very poor liquidity.

CURRENT OUTLOOK

OPPORTUNITIES

* The long-term growth outlook remains intact. A slowdown in China's growth would be better to achieve a more sustainable economy with less chance of overheating.

* There appears to be improved relations between Taiwan and the Mainland. The less tension there, the better the outlook for the Taiwan markets.

* The most recent five-year plan addresses the inequality between the rural and urban areas and should be sufficient to maintain social stability as we approach the Olympic Games in Beijing in 2008.

THREATS

* The political tension between the U.S. and China may only get worse in the future, especially as China assumes a larger role in world affairs in the future.

* A revaluation of the Chinese currency could hurt the employment situation in China as many of the jobs there are export dependent. A stronger currency could hurt exports.

CHINA REGION OPPORTUNITY FUND

* Kim Jong Il remains a threat so long as he remains the leader of North Korea. There seldom appears to be any rationale for some of his rhetoric or actions.

* Historically, China's boom periods have been followed by bust periods. The reacceleration of the economy and the government's response to such strong growth could lead to problems in later time periods.

(1)The Shanghai B-Share Stock Price Index is a capitalization-weighted index. The index tracks the daily price performance of all shares listed on the Shanghai Stock Exchange that are available for investment by foreign investors. The index is priced in US dollars.

(2)The Hang Seng China Enterprises Index is a capitalization-weighted index comprised of state-owned Chinese companies (H-Shares) listed on the Hong Kong Stock Exchange and included in HSMLCI index.

 TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS      June 30, 2006

   PETROCHINA CO., LTD.                                     3.06%
     OIL & GAS - INTEGRATED
   ---------------------------------------------------------------
   FOCUS MEDIA HOLDING LTD.                                 3.00%
     ADVERTISING
   ---------------------------------------------------------------
   HSBC HOLDINGS PLC                                        2.97%
     BANKS
   ---------------------------------------------------------------
   CTRIP.COM INTERNATIONAL LTD.                             2.89%
     E-COMMERCE / SERVICES
   ---------------------------------------------------------------
   HONG KONG & CHINA GAS CO., LTD.                          2.80%
     GAS DISTRIBUTION
   ---------------------------------------------------------------
   KEPPEL CORP., LTD.                                       2.63%
     DIVERSIFIED OPERATIONS
   ---------------------------------------------------------------
   SILVERCORP METALS, INC.                                  2.49%
     SILVER MINING
   ---------------------------------------------------------------
   CATHAY FINANCIAL HOLDING CO., LTD.                       2.48%
     FINANCIAL SERVICES
   ---------------------------------------------------------------
   CHINA MOBILE (HONG KONG) LTD.                            2.43%
     CELLULAR TELECOMMUNICATIONS
   ---------------------------------------------------------------
   HYUNDAI HEAVY INDUSTRIES CO., LTD.                       2.38%
     SHIPBUILDING

CHINA REGION OPPORTUNITY FUND

 PORTFOLIO PROFILE                                     June 30, 2006

   Country Distribution*                         % of Investments
   ---------------------------------------------------------------
     United States                                         19.74%
   ---------------------------------------------------------------
     Hong Kong                                             17.95%
   ---------------------------------------------------------------
     People's Republic of China                            15.25%
   ---------------------------------------------------------------
     Cayman Islands                                        12.67%
   ---------------------------------------------------------------
     Canada                                                 8.53%
   ---------------------------------------------------------------
     Bermuda                                                7.08%
   ---------------------------------------------------------------
     Taiwan                                                 6.98%
   ---------------------------------------------------------------
     Korea, Republic Of                                     4.61%
   ---------------------------------------------------------------
     Singapore                                              3.70%
   ---------------------------------------------------------------
     Other Foreign                                          3.49%
   ---------------------------------------------------------------

   * Country distribution shown is based on domicile and not intended to conform to the China region definition in the prospectus.

 PORTFOLIO ALLOCATION BY INDUSTRY SECTOR
 BASED ON TOTAL INVESTMENTS                            June 30, 2006

               [China Region Opportunity Fund Pie Graph]


Cash Equivalent            15.0%
Financials                 12.0%
Industrials                12.0%
Consumer Discretion        11.2%
Information Technology     10.3%
Telecommunications          4.4%
Energy                      8.4%
Utilities                   4.8%
Consumer Staples            3.4%
Other                       4.1%

GLOBAL RESOURCES FUND

MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The Global Resources Fund is a diversified natural resources fund with the principal objective of achieving long-term growth of capital, while providing protection against inflation and monetary instability. The fund invests in companies involved in the exploration, production, transportation, and processing of petroleum, natural gas, industrial commodities, metals, minerals, paper and forest products and can invest in any part of the world.

PERFORMANCE GRAPH

 GLOBAL RESOURCES FUND

              [Global Resources Fund Graph - 10 year]


                          Global             S&P 500          S&P Energy &
           Date        Resources Fund         Index         Materials Index

         06/30/96       $10,000.00         $10,000.00         $10,000.00
         07/31/96         9,570.20           9,558.18           9,657.09
         08/30/96         9,914.04           9,759.70           9,882.15
         09/30/96        10,315.19          10,309.11          10,281.54
         10/31/96        10,802.29          10,593.32          10,744.15
         11/29/96        11,375.36          11,394.09          11,264.84
         12/31/96        11,489.97          11,168.22          11,204.00
         01/31/97        11,911.92          11,866.02          11,679.11
         02/28/97        11,262.77          11,959.10          11,440.43
         03/31/97        11,181.62          11,467.85          11,688.80
         04/30/97        10,889.51          12,152.52          11,859.11
         05/30/97        11,928.15          12,892.06          12,689.76
         06/30/97        11,895.69          13,469.73          13,147.77
         07/31/97        12,901.87          14,541.46          14,110.42
         08/29/97        13,615.94          13,726.87          13,625.21
         09/30/97        14,816.87          14,478.67          14,318.64
         10/31/97        14,037.89          13,995.01          13,677.41
         11/28/97        11,782.09          14,643.04          13,559.39
         12/31/97        11,173.51          14,894.21          13,472.93
         01/30/98         9,846.89          15,058.86          12,934.12
         02/27/98        10,071.11          16,145.02          13,798.42
         03/31/98        10,052.42          16,971.84          14,433.66
         04/30/98         9,790.84          17,142.34          14,951.58
         05/29/98         8,912.65          16,847.60          14,502.41
         06/30/98         8,352.11          17,531.92          14,200.96
         07/31/98         7,698.14          17,345.26          13,278.65
         08/31/98         6,464.94          14,837.47          11,716.67
         09/30/98         7,156.28          15,788.03          13,086.38
         10/30/98         7,417.87          17,072.28          13,330.98
         11/30/98         7,212.33          18,106.93          13,543.84
         12/31/98         6,869.82          19,150.40          13,297.82
         01/29/99         6,530.32          19,951.22          12,526.28
         02/26/99         6,470.41          19,331.19          12,523.21
         03/31/99         7,109.46          20,104.50          13,902.72
         04/30/99         8,287.72          20,882.69          16,321.31
         05/28/99         7,888.31          20,389.68          15,683.65
         06/30/99         8,008.13          21,521.42          16,022.87
         07/30/99         8,028.10          20,849.36          16,088.54
         08/31/99         7,928.25          20,746.35          16,095.97
         09/30/99         7,648.66          20,177.51          15,501.27
         10/29/99         7,488.90          21,454.43          15,447.96
         11/30/99         7,508.87          21,890.49          15,587.38
         12/31/99         7,868.34          23,179.57          16,124.27
         01/31/00         7,608.72          22,015.05          15,369.33
         02/29/00         7,189.34          21,598.31          14,302.60
         03/31/00         7,968.19          23,711.30          15,779.48
         04/28/00         7,848.37          22,998.01          15,480.32
         05/31/00         8,247.78          22,526.19          16,424.38
         06/30/00         7,748.52          23,081.53          15,377.20
         07/31/00         7,608.72          22,720.74          15,160.80
         08/31/00         8,447.48          24,131.86          16,061.30
         09/29/00         8,427.51          22,855.54          15,947.85
         10/31/00         8,107.98          22,758.86          16,183.73
         11/30/00         7,708.57          20,964.22          15,751.94
         12/31/00         8,707.09          21,066.66          17,087.06
         01/31/01         8,427.51          21,814.12          16,596.29
         02/28/01         8,287.72          19,825.21          16,444.65
         03/30/01         8,167.89          18,569.19          16,049.75
         04/30/01         8,906.80          20,012.26          17,701.68
         05/31/01         8,806.95          20,146.36          18,000.44
         06/30/01         8,008.13          19,656.00          16,923.30
         07/31/01         7,688.60          19,462.23          16,735.91
         08/31/01         7,409.02          18,243.88          16,304.03
         09/30/01         6,929.73          16,770.60          14,990.26
         10/31/01         7,389.05          17,090.31          15,435.70
         11/30/01         7,448.96          18,395.33          15,579.02
         12/31/01         7,528.84          18,556.49          16,050.62
         01/31/02         7,548.81          18,285.71          15,929.40
         02/28/02         7,968.19          17,933.05          16,673.12
         03/31/02         8,707.09          18,607.44          17,624.22
         04/30/02         9,246.30          17,479.40          16,743.13
         05/31/02        11,123.51          17,350.49          17,080.54
         06/30/02         9,845.41          16,122.22          16,946.78
         07/31/02         7,648.66          14,865.43          14,868.99
         08/31/02         8,028.10          14,963.02          14,860.47
         09/30/02         7,868.34          13,336.85          13,392.43
         10/31/02         7,349.11          14,510.71          13,871.51
         11/30/02         7,628.69          15,364.80          14,733.66
         12/31/02         8,867.85          14,462.15          14,550.76
         01/31/03         9,377.50          14,083.30          14,072.21
         02/28/03         9,560.97          13,871.99          14,170.37
         03/31/03         9,234.80          14,006.67          14,297.60
         04/30/03         9,214.41          15,160.41          14,656.14
         05/31/03        10,294.86          15,959.17          15,679.69
         06/30/03        10,478.33          16,162.76          15,607.94
         07/31/03        10,987.98          16,447.73          15,711.40
         08/31/03        12,374.22          16,768.50          16,543.18
         09/30/03        13,026.57          16,590.43          16,034.12
         10/31/03        15,187.47          17,528.93          16,574.36
         11/30/03        16,390.23          17,683.17          16,734.56
         12/31/03        17,696.76          18,610.55          18,869.23
         01/31/04        17,324.20          18,952.15          18,766.32
         02/29/04        18,234.91          19,215.58          19,648.66
         03/31/04        18,710.96          18,925.68          19,449.95
         04/30/04        16,889.54          18,628.58          19,400.42
         05/31/04        16,910.24          18,884.22          19,621.42
         06/30/04        17,365.59          19,251.42          20,635.29
         07/31/04        17,448.38          18,614.26          20,990.78
         08/31/04        17,489.78          18,689.55          20,965.58
         09/30/04        19,994.23          18,891.97          22,444.50
         10/31/04        20,594.48          19,180.59          22,500.25
         11/30/04        23,181.72          19,956.67          23,990.82
         12/31/04        23,078.78          20,635.76          23,760.60
         01/31/05        23,232.49          20,132.77          23,995.17
         02/28/05        27,843.85          20,556.45          27,700.99
         03/31/05        27,514.47          20,192.43          26,784.42
         04/30/05        25,406.42          19,809.46          25,227.30
         05/31/05        25,691.88          20,439.78          25,474.18
         06/30/05        27,821.90          20,468.79          26,375.61
         07/31/05        29,666.44          21,229.99          27,867.76
         08/31/05        31,642.74          21,036.29          28,589.22
         09/30/05        34,299.76          21,206.67          29,866.54
         10/31/05        31,335.32          20,853.14          27,958.96
         11/30/05        32,433.26          21,641.85          28,919.95
         12/31/05        34,380.82          21,649.38          29,285.02
         01/31/06        39,986.65          22,222.61          32,540.94
         02/28/06        37,508.54          22,282.91          30,593.35
         03/31/06        40,347.54          22,560.28          31,840.83
         04/30/06        44,221.10          22,863.21          33,324.28
         05/31/06        41,526.45          22,205.18          32,262.24
         06/30/06        41,430.21          22,235.28          32,749.87

 AVERAGE ANNUAL PERFORMANCE                           For the Years Ended
                                                            June 30, 2006

                                           One Year  Five Year   Ten Year
  Global Resources Fund                     48.91%    38.89%      15.27%
  -----------------------------------------------------------------------
  S&P 500 Index                              8.63%     2.49%       8.31%
  -----------------------------------------------------------------------
  S&P Energy and Materials Index            24.17%    14.11%      12.59%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The S&P Energy and Materials Index is a combination of the S&P Energy Index and the S&P
  Materials Index calculated on a 70% and 30% weighting, respectively, with monthly rebalancing of weights.

GLOBAL RESOURCES FUND

PERFORMANCE COMMENTARY

For the fiscal year ending June 30, 2006, the Global Resources Fund returned 48.91 percent. In comparison, the S&P Energy Index and the S&P Basic Materials Index rose by 24.57 percent and 21.62 percent, respectively. The fund's strong relative performance was the product of the investment team's disciplined process of analyzing global economic conditions, monitoring commodity price trends and identifying undervalued equities.

THE YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE
FUND

Critical drivers for the year included:

* Another year of strong economic growth, particularly from China, pushed the demand for commodities to record levels despite significantly higher prices.

* Pensions and hedge fund buying in the commodities market accelerated over the past twelve months; as investors sought higher returns, portfolio diversification and a hedge against the inflationary effects of a depreciating U.S. Dollar.

* The inability of OPEC and non-OPEC crude oil producers to increase global spare production capacity continues to magnify geo-political tensions in exporting countries, which has helped drive oil prices to new highs.

* Interest rate tightening by the world's central banks and a $175 billion reduction in the Japanese money supply effectively curbed global money flows out of commodities and emerging markets during the second quarter of calendar 2006.

* Populist elections in Latin America and labor strife in the mining industry has threatened or delayed new projects and contributed to already tight supplies.

Global economic growth over the past year has been surprisingly strong. In April, the International Monetary Fund (IMF) reported that 2005 global GDP growth came in at a very robust 4.8 percent, half a percentage point higher than projected last September. Moreover, the IMF increased its forecast for growth in 2006 by a 0.6 percent to 4.9 percent. Not surprisingly, emerging market countries continued to fuel the global economy, as China, India and Russia accounted for two-thirds of the revisions to global growth. In fact, despite expectations for a decline in 2006, China's economy increased by a very impressive 10.9 percent in the first half of the year, driven largely by a 30 percent gain in fixed asset investment involving roads, factory equipment and other infrastructure projects. Looking

GLOBAL RESOURCES FUND

ahead, we expect the U.S. and global economy to slow moderately in 2007 mainly due to the lagged effects of global monetary tightening and higher oil prices; however, we expect growth will be more than sufficient to drive further demand for commodities.

One area of concern going forward is the recent acceleration in inflation during the second half of the year. The core Consumer Price Index (excluding food and energy) posted its fourth consecutive monthly gain of 0.3 percent in June, its strongest pace since the first quarter of 1995. Additionally, the overall annual rate of inflation climbed to 4.3 percent by June. These factors raise the concern that the Fed may have to increase rates considerably more than the current 5.25 percent. However, there are signs that Fed Chairman Ben Bernanke may be forced to end the current rate tightening campaign given recent weakness in housing and expectations for slower consumer spending this fall.

INVESTMENT HIGHLIGHTS

STRENGTHS

* Precious metals hit multi-year highs with gold up 41 percent and silver gaining 57 percent over the past 12 months. Strong performance of the metals was the key driver for precious metals equities - the Philadelphia Stock Exchange Gold & Silver Index(1) gained 56 percent.

* Base metal prices hit record highs in the Spring of 2006 on strong demand and declining global inventories. Annual price gains for copper, nickel, and zinc were 123 percent, 46 percent and 162 percent respectively. As a result, the S&P/TSX Metals & Mining Index(2) gained 77 percent.

* Crude oil prices gained 30 percent over the past year to $73.93 on increasing global demand growth of 1.3 percent and rising geo-political tensions that have curtailed or threaten to curtail supply growth; the AMEX Major Oil Index(3) increased 30 percent.

* The fund built a significant position in oil service and equipment equities, which gained 44 percent during the period due to a rising rig count, higher day-rates and improving margins.

* World export steel prices climbed 49 percent over the past year as steel consumption in China surged. The fund did not fully participate in the strong rally for steel stocks during the period, mainly due to rapidly growing steel capacity in China, which could have weakened prices.

GLOBAL RESOURCES FUND

WEAKNESSES

* Natural gas prices in North America fell 13 percent over the past year and declined 46 percent in the first half of 2006 on lower demand for natural gas due to a mild winter in North America.

* New housing starts declined 11 percent year-over-year to 1.85 million units as the cost of financing homes increased.

* Poor industry fundamentals limited the fund's exposure to forest and paper stocks, which outperformed briefly in the calendar fourth quarter of 2005 due to merger and acquisition activity.

CURRENT OUTLOOK

OPPORTUNITIES

* In its annual regional economic outlook, the IMF provided a bullish forecast for economic growth in 2006 and 2007 for Asia of
  6.6 percent and 6.9 percent respectively.

* At the World Nuclear Fuel Cycle 2006 in Hong Kong, several countries reviewed significant nuclear power capacity targets including Russia's plans to supply 25 percent of its energy with nuclear power by 2030, a 56 percent increase from 16 percent today. China currently has 9 reactors (1.3 percent of energy) with plans to build 30 100 megawatt reactors in the next 15 years.

* During China's eleventh five-year plan for the period 2006-2010, total power investment is expected to reach $375 billion. As a result, by 2010 annual copper use in the electric cable and wire industry will likely approach 4.5 million metric tons, which is up from the 3.64 million metric tons consumed in 2005, according to a senior official from the state-run nonferrous metals information service.

* According to a recent industry survey, oil and gas exploration and production (E&P) spending growth will exceed last year's record levels, with expenditures expected to rise by about 20 percent in 2006 vs. 2005.

THREATS

* There is a risk that the new Fed Chairman Ben Bernanke could become overly aggressive and raise short term interest too much, which would negatively impact U.S. housing/consumption and China's export led economy.

* China's record 11.3 percent GDP growth in the second quarter of 2006 likely led to the Chinese central bank's recent statement that it will raise the reserve ratio by 50 basis points to 8.5 percent starting on August 15. The central bank wants to "restrain credit growth" and restrict the

GLOBAL RESOURCES FUND

  circulation of capital, the statement said. The ratio was last raised on June 16, 2006, by 0.5 basis points.

* U.S. natural gas storage inventories at 2,542 billion cubic feet, which is 32 percent ahead of normal levels and 20 percent ahead of last year. This could weigh on natural gas prices through the end of the storage injection season until winter weather begins.

* The Energy Information Administration reported coal stocks at domestic utilities rose to 133.2 million tons (up 6 percent from 125.1 in April 2006). Mild winter weather and a positive supply response have driven the increasing stockpiles which could weigh on coal prices.

* Rising commodity prices and higher corporate profits are garnering more attention from labor unions and developing countries who are demanding higher wages and stronger production sharing contracts and increased tax rates.

(1)The Philadelphia Stock Exchange Gold & Silver Index (XAU) is a capitalization-weighted index that includes the leading companies involved in the mining of gold and silver.

(2)The S&P/TSX Metals & Mining Index is a modified capitalization-weighted index, whose equity weights are capped 25 percent and index constituents are derived from a subset stock pool of S&P/TSX Composite Index stocks.

(3)The AMEX Major Oil Index is a price-weighted index, measuring the performance of the oil industry through changes in the sum of the prices of component stocks.

GLOBAL RESOURCES FUND

 TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS      June 30, 2006

   GOLDCORP, INC.                                           3.05%
     GOLD MINING
   ---------------------------------------------------------------
   PETROLEO BRASILEIRO S.A.                                 2.21%
     OIL & GAS - INTEGRATED
   ---------------------------------------------------------------
   VALERO ENERGY CORP.                                      1.96%
     OIL & GAS REFINING & MARKETING
   ---------------------------------------------------------------
   OAO GAZPROM                                              1.89%
     OIL & GAS - INTEGRATED
   ---------------------------------------------------------------
   SUNCOR ENERGY, INC.                                      1.81%
     OIL & GAS - INTEGRATED
   ---------------------------------------------------------------
   WHITE NILE LTD.                                          1.76%
     OIL & GAS EXPLORATION & PRODUCTION - JUNIOR
   ---------------------------------------------------------------
   ENCANA CORP.                                             1.69%
     OIL & GAS EXPLORATION & PRODUCTION - SENIOR
   ---------------------------------------------------------------
   SCHLUMBERGER LTD.                                        1.68%
     OIL & GAS EQUIPMENT & SERVICES
   ---------------------------------------------------------------
   MCDERMOTT INTERNATIONAL, INC.                            1.66%
     OIL & GAS EQUIPMENT & SERVICES
   ---------------------------------------------------------------
   SILVER WHEATON CORP.                                     1.61%
     SILVER MINING


 PORTFOLIO PROFILE                                      June 30, 2006

   Country Distribution*                         % of Investments
   ---------------------------------------------------------------
     Canada                                                48.69%
   ---------------------------------------------------------------
     United States                                         29.95%
   ---------------------------------------------------------------
     Russian Federation                                     3.36%
   ---------------------------------------------------------------
     Brazil                                                 3.03%
   ---------------------------------------------------------------
     Bermuda                                                2.55%
   ---------------------------------------------------------------
     Cayman Islands                                         2.15%
   ---------------------------------------------------------------
     Other Foreign                                         10.27%
   ---------------------------------------------------------------

   * Country distribution shown is based on domicile and the locale of company operations may be different.

GLOBAL RESOURCES FUND

 PORTFOLIO ALLOCATION BY INDUSTRY SECTOR
 BASED ON TOTAL INVESTMENTS                            June 30, 2006

                 [Global Resources Fund Pie Graph]

Oil & Gas Exploration & Production                 18.3%
Oil & Gas - Integrated                             12.4%
Oil & Gas Equipment & Services                     12.4%
Oil & Gas Royalty Trusts                            7.8%
Oil & Gas Drilling                                  4.3%
Metals & Mining                                    14.8%
Gold                                               13.7%
General Basic Materials                             5.4%
Other Sectors                                       6.3%
Cash Equivalent                                     4.6%


    Energy:
      Oil & Gas Exploration & Production           18.3%
      Oil & Gas - Integrated (includes             12.4%
        Refining and Marketing)
      Oil & Gas Equipment & Services               12.4%
      Oil & Gas Royalty Trusts                      7.8%
      Oil & Gas Drilling                            4.3%
    Total Energy                                               55.2%
    Basic Materials:
      Metals & Mining (includes Copper,            14.8%
        Platinum Group Metals, Zinc, Nickel
        and Coal)
      Gold (includes Gold Mining, Silver           13.7%
        Mining and Gold & Copper Mining)
      General Basic Materials                       5.4%
    Total Basic Materials                                      33.9%
    Other Sectors                                               6.3%
    Cash Equivalent                                             4.6%
                                                              -----
    Total Investments                                         100.0%
                                                              =====

 GOLD AND PRECIOUS MINERALS FUNDS

MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The World Precious Minerals and Gold Shares Funds pursue an objective of long-term capital growth through investments in gold and precious metal companies. The Gold Shares Fund also pursues current income as a secondary objective and focuses on established, gold-producing mines. The World Precious Minerals Fund focuses on equity securities of companies principally engaged in the exploration, mining, and processing of precious minerals such as gold, silver, platinum, and diamonds. Although the fund has greater latitude to invest its assets in different precious minerals, it currently remains focused on the gold sector.

PERFORMANCE GRAPHS

 WORLD PRECIOUS MINERALS FUND

                    [World Precious Minerals Fund Graph]


                     World Precious       S&P 500        AMEX Gold
          Date       Minerals Fund         Index        BUGS Index

         06/30/96      $10,000.00        $10,000.00     $10,000.00
         07/31/96        9,744.32          9,558.18       9,737.66
         08/30/96       10,634.47          9,759.70       9,978.18
         09/30/96       10,321.97         10,309.11       9,298.34
         10/31/96       10,052.08         10,593.32       9,112.44
         11/29/96        9,891.10         11,394.09       9,157.76
         12/31/96        9,597.54         11,168.22       8,856.73
         01/31/97        9,061.56         11,866.02       8,562.24
         02/28/97        9,983.24         11,959.10       9,877.18
         03/31/97        8,791.06         11,467.85       8,750.95
         04/30/97        8,360.28         12,152.52       7,840.56
         05/30/97        8,811.10         12,892.06       8,307.85
         06/30/97        7,989.60         13,469.73       8,053.67
         07/31/97        7,608.90         14,541.46       8,011.68
         08/29/97        7,789.23         13,726.87       7,966.50
         09/30/97        8,119.84         14,478.67       8,620.13
         10/31/97        6,757.35         13,995.01       6,723.33
         11/28/97        5,359.79         14,643.04       5,507.29
         12/31/97        5,654.83         14,894.21       5,308.04
         01/30/98        6,141.71         15,058.86       5,387.52
         02/27/98        5,817.12         16,145.02       5,540.11
         03/31/98        6,212.71         16,971.84       6,045.12
         04/30/98        6,471.36         17,142.34       6,519.97
         05/29/98        5,553.40         16,847.60       5,488.89
         06/30/98        5,000.60         17,531.92       5,043.73
         07/31/98        4,650.66         17,345.26       4,499.32
         08/31/98        3,636.34         14,837.47       3,375.93
         09/30/98        5,020.88         15,788.03       4,951.00
         10/30/98        4,954.95         17,072.28       4,641.05
         11/30/98        4,625.30         18,106.93       4,343.28
         12/31/98        4,763.25         19,150.40       3,760.04
         01/29/99        4,560.12         19,951.22       3,740.91
         02/26/99        4,463.64         19,331.19       3,699.23
         03/31/99        4,372.23         20,104.50       3,563.39
         04/30/99        4,895.28         20,882.69       4,310.93
         05/28/99        4,001.53         20,389.68       3,669.93
         06/30/99        3,955.83         21,521.42       3,898.61
         07/30/99        3,732.39         20,849.36       3,737.98
         08/31/99        3,889.82         20,746.35       3,937.15
         09/30/99        4,900.35         20,177.51       4,829.07
         10/29/99        4,397.62         21,454.43       4,445.63
         11/30/99        4,204.66         21,890.49       4,199.85
         12/31/99        4,158.95         23,179.57       4,135.06
         01/31/00        3,691.77         22,015.05       3,677.03
         02/29/00        3,752.71         21,598.31       3,756.84
         03/31/00        3,468.33         23,711.30       3,478.90
         04/28/00        3,295.68         22,998.01       3,294.98
         05/31/00        3,194.12         22,526.19       3,193.12
         06/30/00        3,265.21         23,081.53       3,262.81
         07/31/00        2,919.90         22,720.74       2,774.95
         08/31/00        3,036.70         24,131.86       2,836.94
         09/29/00        2,726.93         22,855.54       2,617.28
         10/31/00        2,437.48         22,758.86       2,163.15
         11/30/00        2,412.09         20,964.22       2,363.48
         12/31/00        2,575.10         21,066.66       2,298.77
         01/31/01        2,549.60         21,814.12       2,675.81
         02/28/01        2,544.50         19,825.21       3,090.03
         03/30/01        2,376.23         18,569.19       2,792.11
         04/30/01        2,600.59         20,012.26       3,150.39
         05/31/01        2,702.58         20,146.36       3,521.76
         06/30/01        2,692.38         19,656.00       3,558.21
         07/31/01        2,539.40         19,462.23       3,416.04
         08/31/01        2,575.10         18,243.88       3,706.43
         09/30/01        2,722.98         16,770.60       4,038.06
         10/31/01        2,687.28         17,090.31       3,818.69
         11/30/01        2,671.98         18,395.33       3,604.87
         12/31/01        2,768.87         18,556.49       3,675.84
         01/31/02        3,253.29         18,285.71       4,288.10
         02/28/02        3,564.34         17,933.05       4,862.59
         03/31/02        4,145.65         18,607.44       5,577.67
         04/30/02        4,579.09         17,479.40       6,069.38
         05/31/02        6,445.39         17,350.49       7,984.30
         06/30/02        5,318.47         16,122.22       7,170.58
         07/31/02        3,824.40         14,865.43       6,063.98
         08/31/02        4,354.72         14,963.02       7,285.33
         09/30/02        4,385.32         13,336.85       7,136.57
         10/31/02        3,804.01         14,510.71       6,278.08
         11/30/02        3,844.80         15,364.80       6,569.34
         12/31/02        5,078.61         14,462.15       8,228.91
         01/31/03        5,272.33         14,083.30       8,170.51
         02/28/03        5,078.61         13,871.99       7,507.26
         03/31/03        4,785.42         14,006.67       7,030.74
         04/30/03        4,659.76         15,160.41       7,093.95
         05/31/03        5,000.08         15,959.17       8,054.74
         06/30/03        5,104.79         16,162.76       8,508.23
         07/31/03        5,434.64         16,447.73       9,342.07
         08/31/03        6,371.83         16,768.50      11,052.73
         09/30/03        6,863.98         16,590.43      11,147.24
         10/31/03        8,398.04         17,528.93      12,340.17
         11/30/03        9,785.49         17,683.17      14,182.40
         12/31/03        9,786.40         18,610.55      13,875.51
         01/31/04        9,081.50         18,952.15      12,327.28
         02/29/04        9,480.94         19,215.58      12,860.92
         03/31/04       10,309.21         18,925.68      13,502.16
         04/30/04        8,059.39         18,628.58      10,240.19
         05/31/04        8,323.73         18,884.22      11,455.66
         06/30/04        8,035.89         19,251.42      10,826.66
         07/31/04        7,648.20         18,614.26      10,668.44
         08/31/04        7,977.15         18,689.55      11,902.71
         09/30/04        9,210.73         18,891.97      13,285.82
         10/31/04        9,422.20         19,180.59      13,421.91
         11/30/04       10,303.33         19,956.67      13,619.48
         12/31/04        9,880.96         20,635.76      12,389.29
         01/31/05        9,367.58         20,132.77      11,606.42
         02/28/05       10,333.93         20,556.45      12,406.16
         03/31/05        9,850.76         20,192.43      11,653.44
         04/30/05        8,522.02         19,809.46      10,285.96
         05/31/05        8,491.82         20,439.78      10,738.55
         06/30/05        9,361.54         20,468.79      11,651.29
         07/31/05        9,415.90         21,229.99      11,382.56
         08/31/05        9,989.67         21,036.29      11,926.39
         09/30/05       11,402.96         21,206.67      14,216.14
         10/31/05       10,448.69         20,853.14      12,928.73
         11/30/05       11,493.56         21,641.85      14,128.91
         12/31/05       12,932.79         21,649.38      16,093.36
         01/31/06       16,000.50         22,222.61      19,911.28
         02/28/06       15,593.17         22,282.91      17,796.14
         03/31/06       17,820.77         22,560.28      19,586.81
         04/30/06       19,997.45         22,863.21      22,071.02
         05/31/06       18,412.67         22,205.18      19,450.62
         06/30/06       18,368.12         22,235.28      19,677.59

 AVERAGE ANNUAL PERFORMANCE                            For the Years Ended
                                                             June 30, 2006

                                           One Year   Five Year   Ten Year
  World Precious Minerals Fund              96.21%     46.79%      6.27%
  ------------------------------------------------------------------------
  S&P 500 Index                              8.63%      2.49%      8.31%
  ------------------------------------------------------------------------
  AMEX Gold BUGS Index                      68.89%     40.73%      7.00%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The AMEX Gold BUGS Index is a modified equal-dollar weighted index of companies involved in major gold mining.

GOLD AND PRECIOUS MINERALS FUNDS

 GOLD SHARES FUND

                         [Gold Shares Fund Graph]

                Gold Shares        S&P 500   Philadelphia Stock Exchange
     Date           Fund            Index        Gold & Silver Index

    06/30/96     $10,000.00      $10,000.00           $10,000.00
    07/31/96       9,891.30        9,558.18            10,053.48
    08/30/96       9,836.96        9,759.70            10,078.96
    09/30/96       8,967.39       10,309.11             9,320.71
    10/31/96       8,804.35       10,593.32             9,357.11
    11/29/96       8,206.52       11,394.09             9,746.16
    12/31/96       7,771.74       11,168.22             9,472.88
    01/31/97       6,994.57       11,866.02             8,943.28
    02/28/97       7,993.79       11,959.10             9,945.56
    03/31/97       6,883.54       11,467.85             8,461.98
    04/30/97       6,328.42       12,152.52             7,630.56
    05/30/97       6,439.44       12,892.06             8,496.24
    06/30/97       5,351.40       13,469.73             7,792.91
    07/31/97       5,465.26       14,541.46             7,989.90
    08/29/97       5,522.19       13,726.87             8,074.13
    09/30/97       5,408.33       14,478.67             8,942.22
    10/31/97       4,212.80       13,995.01             7,181.50
    11/28/97       3,245.00       14,643.04             5,801.72
    12/31/97       3,313.31       14,894.21             6,079.31
    01/30/98       3,313.31       15,058.86             6,143.23
    02/27/98       3,022.67       16,145.02             6,186.44
    03/31/98       3,080.80       16,971.84             6,700.20
    04/30/98       3,255.18       17,142.34             7,216.05
    05/29/98       2,615.77       16,847.60             6,140.07
    06/30/98       2,203.06       17,531.92             5,895.59
    07/31/98       2,220.50       17,345.26             5,175.91
    08/31/98       1,708.97       14,837.47             4,026.71
    09/30/98       2,383.26       15,788.03             6,176.37
    10/30/98       2,330.94       17,072.28             6,214.52
    11/30/98       2,185.62       18,106.93             5,858.31
    12/31/98       2,220.50       19,150.40             5,365.11
    01/29/99       2,121.68       19,951.22             5,223.90
    02/26/99       2,075.18       19,331.19             5,002.47
    03/31/99       2,063.55       20,104.50             4,943.91
    04/30/99       2,296.07       20,882.69             6,081.49
    05/28/99       1,935.67       20,389.68             5,054.45
    06/30/99       1,987.99       21,521.42             5,557.65
    07/30/99       1,860.11       20,849.36             5,220.53
    08/31/99       1,958.92       20,746.35             5,650.35
    09/30/99       2,493.70       20,177.51             6,734.44
    10/29/99       2,232.13       21,454.43             5,837.21
    11/30/99       2,139.12       21,890.49             5,636.23
    12/31/99       2,162.37       23,179.57             5,714.42
    01/31/00       1,900.79       22,015.05             5,042.69
    02/29/00       1,912.42       21,598.31             5,061.04
    03/31/00       1,767.10       23,711.30             4,789.66
    04/28/00       1,627.59       22,998.01             4,641.31
    05/31/00       1,627.59       22,526.19             4,790.20
    06/30/00       1,697.35       23,081.53             4,921.54
    07/31/00       1,534.59       22,720.74             4,329.04
    08/31/00       1,627.59       24,131.86             4,486.38
    09/29/00       1,522.96       22,855.54             4,279.91
    10/31/00       1,371.83       22,758.86             3,761.22
    11/30/00       1,395.08       20,964.22             4,053.54
    12/31/00       1,517.15       21,066.66             4,427.31
    01/31/01       1,499.71       21,814.12             4,207.71
    02/28/01       1,534.59       19,825.21             4,547.95
    03/30/01       1,395.08       18,569.19             4,121.39
    04/30/01       1,581.09       20,012.26             4,776.38
    05/31/01       1,650.84       20,146.36             4,959.79
    06/30/01       1,645.03       19,656.00             4,624.05
    07/31/01       1,522.96       19,462.23             4,607.58
    08/31/01       1,563.65       18,243.88             4,932.28
    09/30/01       1,627.59       16,770.60             5,040.66
    10/31/01       1,604.34       17,090.31             4,757.56
    11/30/01       1,592.71       18,395.33             4,597.31
    12/31/01       1,685.72       18,556.49             4,761.87
    01/31/02       1,964.74       18,285.71             5,365.52
    02/28/02       2,249.56       17,933.05             5,720.83
    03/31/02       2,569.27       18,607.44             6,227.41
    04/30/02       2,825.03       17,479.40             6,497.10
    05/31/02       3,743.46       17,350.49             7,419.31
    06/30/02       3,069.17       16,122.22             6,296.32
    07/31/02       2,267.00       14,865.43             5,334.18
    08/31/02       2,621.59       14,963.02             6,166.50
    09/30/02       2,697.15       13,336.85             6,192.13
    10/31/02       2,325.13       14,510.71             5,632.76
    11/30/02       2,348.38       15,364.80             5,627.43
    12/31/02       3,057.55       14,462.15             6,826.11
    01/31/03       3,133.11       14,083.30             6,847.45
    02/28/03       2,935.48       13,871.99             6,443.31
    03/31/03       2,749.47       14,006.67             5,994.67
    04/30/03       2,627.40       15,160.41             5,851.96
    05/31/03       2,923.85       15,959.17             6,592.01
    06/30/03       3,011.05       16,162.76             7,059.95
    07/31/03       3,167.99       16,447.73             7,283.46
    08/31/03       3,685.33       16,768.50             8,199.51
    09/30/03       3,848.09       16,590.43             8,215.18
    10/31/03       4,446.81       17,528.93             8,845.57
    11/30/03       5,283.86       17,683.17             9,897.46
    12/31/03       5,108.44       18,610.55             9,826.53
    01/31/04       4,531.12       18,952.15             8,636.93
    02/29/04       4,700.23       19,215.58             9,035.25
    03/31/04       5,155.10       18,925.68             9,509.27
    04/30/04       3,959.63       18,628.58             7,429.02
    05/31/04       4,280.36       18,884.22             8,154.25
    06/30/04       4,082.09       19,251.42             7,835.02
    07/31/04       3,843.00       18,614.26             7,901.50
    08/31/04       4,052.93       18,689.55             8,626.40
    09/30/04       4,636.09       18,891.97             9,284.32
    10/31/04       4,694.40       19,180.59             9,423.82
    11/30/04       5,050.13       19,956.67             9,740.36
    12/31/04       4,779.61       20,635.76             9,070.51
    01/31/05       4,550.89       20,132.77             8,350.37
    02/28/05       4,867.58       20,556.45             9,054.95
    03/31/05       4,562.62       20,192.43             8,594.10
    04/30/05       3,964.44       19,809.46             7,662.50
    05/31/05       4,052.40       20,439.78             7,927.99
    06/30/05       4,498.11       20,468.79             8,547.71
    07/31/05       4,533.30       21,229.99             8,346.54
    08/31/05       4,838.25       21,036.29             8,821.42
    09/30/05       5,530.27       21,206.67            10,416.81
    10/31/05       5,190.13       20,853.14             9,819.07
    11/30/05       5,618.24       21,641.85            10,590.97
    12/31/05       6,347.24       21,649.38            11,841.69
    01/31/06       7,907.36       22,222.61            14,268.30
    02/28/06       7,492.12       22,282.91            12,344.22
    03/31/06       8,565.81       22,560.28            13,128.17
    04/30/06       9,853.05       22,863.21            14,663.76
    05/31/06       9,135.28       22,205.18            13,235.87
    06/30/06       9,182.74       22,235.28            13,346.23

 AVERAGE ANNUAL PERFORMANCE                             For the Years Ended
                                                              June 30, 2006

                                          One Year     Five Year   Ten Year
  Gold Shares Fund                        104.15%       41.02%     (0.85)%
  -------------------------------------------------------------------------
  S&P 500 Index                             8.63%        2.49%      8.31%
  -------------------------------------------------------------------------
  Philadelphia Stock Exchange Gold &
    Silver Index                           56.14%       23.59%      2.93%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The Philadelphia Stock
  Exchange Gold & Silver Index is a capitalization-weighted index which includes the leading companies involved in the mining of gold and silver.

PERFORMANCE COMMENTARY

For the year ending June 30, 2006, the World Precious Minerals Fund returned 96.21 percent and the Gold Shares Fund returned 104.15 percent. The AMEX Gold BUGS Index, World Precious Minerals Fund's benchmark, gained 68.89 percent, while the Philadelphia Stock Exchange Gold & Silver Index, Gold Shares Fund's benchmark, returned
56.14 percent. Spot gold closed at $615.85, up $180.35 or 41.41 percent for the same period. In contrast, the S&P 500 Index posted a modest gain of 8.63 percent while the U.S. Trade-Weighted Dollar Index(1) fell 4.41 percent over the past year. Over the same period, the yield on the 90-day Treasury

GOLD AND PRECIOUS MINERALS FUNDS

bill jumped almost 60 percent, tacking on 186 basis points to finish at 4.98 percent.

Our investment process is an active management style versus a more passive indexing approach. This is what has allowed us to create value for our shareholders. Over the past year, we have made several critical investment decisions which generated superior relative performance:

  1. We focused on mid-cap unhedged gold producers.

  2. We also concentrated our investments in companies that produced two metals, i.e., copper-gold porphyry deposits, such as Goldcorp, Inc.;(2) Northern Orion Resources, Inc.;(3) and
     Yamana Gold, Inc.(4) In addition, we believe silver deposits will be more strategic over time and have been an early investor in companies like Silver Wheaton Corp.(5) and Silvercorp Metals, Inc.(6)

  3. We invested in companies reflecting the three critical growth drivers:
     (a) Increasing reserves
     (b) Increasing production
     (c) Increasing cash flow

  4. We looked for undervalued junior gold companies with inexpensive resource ounces in the ground.

  5. We wanted to own companies wherein a rising gold price would greatly increase their reserve base and net asset value.

  6. We searched for companies that were undervalued on a relative peer group basis for several fundamental metrics; i.e., ounce per share, production per share, net asset value per share, and cash flow multiples.

  7. We used statistical models to manage the price risk of the portfolios, looking for significant moves where the probability of a price reversal is high, and adjusted our cash position accordingly.

YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE
FUNDS

Critical drivers for the year include:

* Major gold producers are reporting a declining production profile. According to the South Africa's Chamber of Mines, their gold production fell to an 82-year low in 2005, further tightening worldwide supply.

GOLD AND PRECIOUS MINERALS FUNDS

* Total production costs are climbing due to currency effects, higher labor costs, rising general and administrative costs, higher royalties at higher gold prices, and bigger exploration budgets. This has contributed to lowering the profitability of the gold industry, particularly when investors have been looking for higher profits to be achieved.

* Resource and reserve quality has also fallen. Despite that greater volumes of ore have been processed at the mines; the average grade of the ore has fallen close to 20 percent over the last five years.

* Political changes in Peru, Bolivia and ongoing Chavez style politics in Venezuela combined with at least 12 countries going to the polls in Latin America in 2006 may signal a change for the worse in trying to advance new projects in the region.

* Investment demand for gold and silver has grown substantially over the past year. For the streetTracks Gold Trust(7) ETF, assets invested in gold have climbed by 198 percent to $7.33 billion in the last year with physical holdings of about 12 million ounces of gold. The iShares Silver Trust(8) ETF which started trading at the end of April has accumulated approximately 90 million ounces of silver purchases over its first two-months of trading.

INVESTMENT HIGHLIGHTS

STRENGTHS

* The price of gold eclipsed a 25-year high in May 2006. Gold Fields Mineral Services (GFMS), a consulting group, forecast in its annual survey released in April that gold prices could surge past $800 an ounce in 2006 under the right circumstances.

* GFMS noted that sentiment within the central bank community seems to have changed, and more recent comments reflect the importance of gold as a reserve asset.

* At the London Bullion Market Association's Precious Metals
  Conference held in November, Maria Gueguina, Head of External
  Reserves Management for the Russian Central bank, made a statement that they want to raise their gold holdings to 10 percent of their reserves.

WEAKNESSES

* While gold was making higher highs, the majority of the gold stocks continue to lag the price performance of gold bullion. Interestingly, when gold had one of its biggest falls in recent history as we closed out the year, gold-backed exchange traded funds actually experienced an increase in their holdings in bullion.

GOLD AND PRECIOUS MINERALS FUNDS

* Gold equities, as measured by the Philadelphia Stock Exchange Gold & Silver Index, are up 12.14 percent over the last six months;
  however, they have underperformed the 19.12 percent return that gold bullion has delivered over this period.

* In a major contraction of the monetary base, Japan's central bank slashed roughly $175 billion in reserves from the system during the last three months. Much of this money was invested abroad via the Euro-Yen market where cheap capital to hedge funds and investment banks had been funneled. This triggered a rout in commodity and emerging markets as we closed out the period.

CURRENT OUTLOOK

OPPORTUNITIES

* A recent study released by M. Murenbeeld & Associates examined the length of gold cycles going back to 1800. It found that the average length of a decline was just over 19 years with the most recent decline being 21 years. The average rising period for gold has been just over 25 years with the most recent period, 1970 to 1980, being only 10 years in length. We may only be four years into the current cycle.

* An economic research group in China suggested that their government should quadruple its gold reserves from 600 tonnes to 2,400 tonnes to reflect China's status as a major trading nation. Currently, gold accounts for 1.3 percent of China's reserves while the global average is closer to 10.5 percent.

* Fund flows into commodities have been very strong and could go higher with pension funds entering the game. The recent note that AIG Global Investment Group's(9) Japan unit may invest $4.4 billion or 3 percent of assets into commodity related investments over the next five years as they seek to diversify from stocks and bonds should help to sustain the rally in commodities as they add to positions. Only two percent of fund managers are estimated to have exposure to gold. Dr. Marc Faber, an investment strategist and author specializing in Asian and commodities markets, recently noted that dramatic commodity markets all originated after extended bear markets and that gold prices soared more than 20-fold and oil rose 8-fold from 1970 to 1980.

THREATS

* The European Central Bank had put a 6-month halt on it gold sales program in March 2006. This is set to expire in September 2006, and this may overshadow the gold market as that period expires.

GOLD AND PRECIOUS MINERALS FUNDS

* The gold contango has widened from about 350 basis points to almost 560 basis points over the past 12 months, making forward sales of gold more attractive, but we have not seen any momentum shift to forward selling at this time.

* As we closed out the year, it became apparent that most of the weak hands have exited the gold market and that buyers who missed the most recent run in gold were on the sidelines waiting for just such an opportunity to build their gold positions. However, for the gold stocks, buying interest seemed to have been concentrated in the senior gold stocks versus the more junior gold stocks, perhaps indicating a lack of commitment to the sector at this time.

(1)The U.S. Trade Weighted Dollar Index provides a general indication of the international value of the U.S. dollar.

(2)This security comprised 17.94% of the total net assets of the World Precious Minerals Fund and 23.56% of the total net assets of the Gold Shares Fund as of June 30, 2006.

(3)This security comprised 5.53% of the total net assets of the World Precious Minerals Fund and 5.53% of the total net assets of the Gold Shares Fund as of June 30, 2006.

(4)This security comprised 3.16% of the total net assets of the World Precious Minerals Fund and 3.94% of the total net assets of the Gold Shares Fund as of June 30, 2006.

(5)This security comprised 3.52% of the total net assets of the World Precious Minerals Fund and 2.26% of the total net assets of the Gold Shares Fund as of June 30, 2006.

(6)This security comprised 1.63% of the total net assets of the World Precious Minerals Fund and 0.00% of the total net assets of the Gold Shares Fund as of June 30, 2006.

(7)This security comprised 0.56% of the total net assets of the World Precious Minerals Fund and 0.05% of the total net assets of the Gold Shares Fund as of June 30, 2006.

(8)This security comprised 0.24% of the total net assets of the World Precious Minerals Fund and 0.00% of the total net assets of the Gold Shares Fund as of June 30, 2006.

(9)Neither World Precious Minerals Fund nor the Gold Shares Fund held this security as of June 30, 2006.

GOLD AND PRECIOUS MINERALS FUNDS

WORLD PRECIOUS MINERALS FUND

 TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS      June 30, 2006

   GOLDCORP, INC.                                          18.05%
     SENIOR GOLD PRODUCERS
   ---------------------------------------------------------------
   NORTHERN ORION RESOURCES, INC.                           5.57%
     INTERMEDIATE & JUNIOR GOLD PRODUCERS
   ---------------------------------------------------------------
   RANDGOLD RESOURCES LTD.                                  4.01%
     INTERMEDIATE & JUNIOR GOLD PRODUCERS
   ---------------------------------------------------------------
   SILVER WHEATON CORP.                                     3.54%
     METAL & MINERAL MINING
   ---------------------------------------------------------------
   YAMANA GOLD, INC.                                        3.18%
     INTERMEDIATE & JUNIOR GOLD PRODUCERS
   ---------------------------------------------------------------
   MERIDIAN GOLD, INC.                                      2.67%
     INTERMEDIATE & JUNIOR GOLD PRODUCERS
   ---------------------------------------------------------------
   GOLD FIELDS LTD.                                         2.04%
     SENIOR GOLD PRODUCERS
   ---------------------------------------------------------------
   SILVERCORP METALS, INC.                                  1.64%
     INTERMEDIATE & JUNIOR GOLD PRODUCERS
   ---------------------------------------------------------------
   MEXGOLD RESOURCES, INC.                                  1.54%
     INTERMEDIATE & JUNIOR GOLD PRODUCERS
   ---------------------------------------------------------------
   BEMA GOLD CORP.                                          1.51%
     INTERMEDIATE & JUNIOR GOLD PRODUCERS

GOLD AND PRECIOUS MINERALS FUNDS

GOLD SHARES FUND

 TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS      June 30, 2006

   GOLDCORP, INC.                                          24.07%
     GOLD MINING
   ---------------------------------------------------------------
   NORTHERN ORION RESOURCES, INC.                           5.65%
     GOLD MINING
   ---------------------------------------------------------------
   YAMANA GOLD, INC.                                        4.02%
     GOLD MINING
   ---------------------------------------------------------------
   RANDGOLD RESOURCES LTD.                                  4.00%
     GOLD MINING
   ---------------------------------------------------------------
   MERIDIAN GOLD, INC.                                      3.88%
     GOLD MINING
   ---------------------------------------------------------------
   GOLD FIELDS LTD.                                         3.60%
     GOLD MINING
   ---------------------------------------------------------------
   FREEPORT-MCMORAN COPPER & GOLD, INC.                     3.20%
     GOLD MINING
   ---------------------------------------------------------------
   AGNICO-EAGLE MINES LTD.                                  2.99%
     GOLD MINING
   ---------------------------------------------------------------
   BEMA GOLD CORP.                                          2.76%
     GOLD MINING
   ---------------------------------------------------------------
   SILVER WHEATON CORP.                                     2.31%
     METAL & MINERAL MINING

GOLD AND PRECIOUS MINERALS FUNDS

WORLD PRECIOUS MINERALS FUND

 PORTFOLIO PROFILE                                     June 30, 2006

   Country Distribution*                         % of Investments
   ---------------------------------------------------------------
     Canada                                                64.12%
   ---------------------------------------------------------------
     United States                                         23.91%
   ---------------------------------------------------------------
     Jersey, Channel Islands                                4.01%
   ---------------------------------------------------------------
     South Africa                                           2.17%
   ---------------------------------------------------------------
     United Kingdom                                         1.75%
   ---------------------------------------------------------------
     Other Foreign                                          4.04%
   ---------------------------------------------------------------

   * Country distribution shown is based on domicile and the locale of company operations may be different.


GOLD SHARES FUND

 PORTFOLIO PROFILE                                     June 30, 2006

   Country Distribution*                         % of Investments
   ---------------------------------------------------------------
     Canada                                                55.51%
   ---------------------------------------------------------------
     United States                                         33.73%
   ---------------------------------------------------------------
     South Africa                                           4.98%
   ---------------------------------------------------------------
     Jersey, Channel Islands                                4.00%
   ---------------------------------------------------------------
     Other Foreign                                          1.78%
   ---------------------------------------------------------------

   * Country distribution shown is based on domicile and the locale of company operations may be different.

GOLD AND PRECIOUS MINERALS FUNDS

 WORLD PRECIOUS MINERALS FUND
 PORTFOLIO ALLOCATION BY INDUSTRY                      June 30, 2006
 BASED ON TOTAL INVESTMENTS

                  [World Precious Minerals Fund Pie Graph]

Intermediate & Junior Gold Producers      29.7%
Senior Gold Producers                     23.2%
Cash Equivalent                           19.9%
Gold/Mineral Exploration & Development    17.7%
Metal & Mineral Mining                     5.8%
Other                                      3.7%

 GOLD SHARES FUND
 PORTFOLIO ALLOCATION BY INDUSTRY                      June 30, 2006
 BASED ON TOTAL INVESTMENTS

                    [Gold Shares Fund Pie Graph]

Gold Mining                 68.0%
Cash Equivalent             27.8%
Metal & Mineral Mining       2.9%
Other                        1.3%

  EXPENSE EXAMPLE                                      June 30, 2006

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including short-term trading fees and exchange fees; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

* ACTUAL EXPENSES. The first line of the following table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

* HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second line of the following table for each fund provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5 percent per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct or transactional costs, such as small account, exchange or short-term trading fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct or transactional costs were included, your costs would have been higher.

  EXPENSE EXAMPLE                                                        June 30, 2006

--------------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2006
                                          BEGINNING          ENDING        EXPENSES
                                        ACCOUNT VALUE     ACCOUNT VALUE   PAID DURING
                                       JANUARY 1, 2006    JUNE 30, 2006     PERIOD*
--------------------------------------------------------------------------------------
U.S. TREASURY SECURITIES CASH FUND
Based on Actual Fund Return               $1,000.00         $1,018.10        $ 4.43
Based on Hypothetical 5% Yearly
  Return                                  $1,000.00         $1,020.41        $ 4.43
--------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES SAVINGS
  FUND
Based on Actual Fund Return               $1,000.00         $1,010.30        $ 2.25
Based on Hypothetical 5% Yearly
  Return                                  $1,000.00         $1,011.28        $ 2.26
--------------------------------------------------------------------------------------
NEAR-TERM TAX FREE FUND
Based on Actual Fund Return               $1,000.00         $1,000.95        $ 2.23
Based on Hypothetical 5% Yearly
  Return                                  $1,000.00         $1,011.28        $ 2.26
--------------------------------------------------------------------------------------
TAX FREE FUND
Based on Actual Fund Return               $1,000.00         $1,002.35        $ 3.48
Based on Hypothetical 5% Yearly
  Return                                  $1,000.00         $1,010.66        $ 3.51
--------------------------------------------------------------------------------------
ALL AMERICAN EQUITY FUND
Based on Actual Fund Return               $1,000.00         $1,026.95        $ 8.91
Based on Hypothetical 5% Yearly
  Return                                  $1,000.00         $1,008.06        $ 8.75
--------------------------------------------------------------------------------------
CHINA REGION OPPORTUNITY FUND
Based on Actual Fund Return               $1,000.00         $1,063.40        $11.78
Based on Hypothetical 5% Yearly
  Return                                  $1,000.00         $1,006.86        $11.16
--------------------------------------------------------------------------------------
GLOBAL RESOURCES FUND
Based on Actual Fund Return               $1,000.00         $1,102.50        $ 5.12
Based on Hypothetical 5% Yearly
  Return                                  $1,000.00         $1,010.07        $ 4.69
--------------------------------------------------------------------------------------
WORLD PRECIOUS MINERALS FUND
Based on Actual Fund Return               $1,000.00         $1,210.15        $ 6.16
Based on Hypothetical 5% Yearly
  Return                                  $1,000.00         $1,009.85        $ 5.14
--------------------------------------------------------------------------------------
GOLD SHARES FUND
Based on Actual Fund Return               $1,000.00         $1,223.35        $ 8.10
Based on Hypothetical 5% Yearly
  Return                                  $1,000.00         $1,009.09        $ 6.68
--------------------------------------------------------------------------------------

*These calculations are based on expenses incurred in the most recent fiscal half-year. The funds' annualized six-month expense ratios for the six-month period ended June 30, 2006, were 0.88%, 0.45%, 0.45%, 0.70%, 1.75%, 2.23%, 0.94%, 1.03% and 1.34%,
respectively, for the U.S. Treasury Securities Cash, U.S. Government Securities Savings, Near-Term Tax Free, Tax Free, All American Equity, China Region Opportunity, Global Resources, World Precious Minerals and Gold Shares Funds. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, then divided by 365 days in the current fiscal year.

U.S. TREASURY SECURITIES CASH FUND

  PORTFOLIO OF INVESTMENTS                                              June 30, 2006

UNITED STATES
GOVERNMENT                             COUPON   MATURITY    PRINCIPAL
OBLIGATIONS 54.25%                      RATE      DATE       AMOUNT         VALUE

UNITED STATES TREASURY BILLS 33.43%
-------------------------------------------------------------------------------------
                               Yield    4.71%   07/06/06   $10,000,000   $  9,993,458
                               Yield    4.57%   07/27/06    20,000,000     19,934,169
                               Yield    4.91%   10/05/06    10,000,000      9,870,867
                                                                         ------------
                                                                           39,798,494

UNITED STATES TREASURY NOTES 20.82%
-------------------------------------------------------------------------------------
                                        3.50%   11/15/06    10,000,000      9,954,077
                                       3.125%   01/31/07    10,000,000      9,890,012
                                       3.625%   04/30/07     5,000,000      4,934,679
                                                                         ------------
                                                                           24,778,768

-------------------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT OBLIGATIONS                                 64,577,262
-------------------------------------------------------------------------------------
  (cost $64,577,262)

REPURCHASE AGREEMENTS 45.75%

Joint Tri-Party Repurchase Agreements,
  06/30/06, collateralized by U.S.
  Treasury securities held in joint
  tri-party repurchase accounts:

4.40% Bear Stearns, repurchase price
  $25,009,167                           4.40%   07/03/06    25,000,000     25,000,000
4.50% Morgan Stanley Dean Witter,
  repurchase price $29,464,465          4.50%   07/03/06    29,453,420     29,453,420

-------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS                                                54,453,420
-------------------------------------------------------------------------------------
  (cost $54,453,420)

-------------------------------------------------------------------------------------
TOTAL INVESTMENTS 100.00%                                                 119,030,682
-------------------------------------------------------------------------------------
  (cost $119,030,682)
Other assets and liabilities, net 0.00%                                        (2,366)
                                                                         ------------

NET ASSETS 100%                                                          $119,028,316
                                                                         ------------


See notes to portfolios of investments and notes to financial statements.

42



U.S. GOVERNMENT SECURITIES SAVINGS FUND

  PORTFOLIO OF INVESTMENTS                                             June 30, 2006

UNITED STATES
GOVERNMENT AND AGENCY                COUPON    MATURITY    PRINCIPAL
OBLIGATIONS 99.76%                    RATE       DATE       AMOUNT          VALUE

FEDERAL FARM CREDIT BANK 27.35%
------------------------------------------------------------------------------------
Discount Notes:
                               Yield  4.95%    07/05/06   $10,000,000   $  9,994,500
                               Yield  4.99%    07/13/06    10,000,000      9,983,400
                               Yield  5.15%    07/21/06    14,380,000     14,338,937
                               Yield  5.18%    07/25/06    12,772,000     12,728,064
                               Yield  4.72%    11/09/06     5,000,000      4,915,577
Fixed Rates:
                                      3.70%    07/05/06     6,900,000      6,899,227
                                      2.13%    07/17/06     7,000,000      6,992,579
                                      4.05%    08/11/06     3,000,000      2,999,900
                                      2.80%    08/16/06     2,000,000      1,995,958
                                      2.44%    09/01/06     1,000,000        995,142
                                      2.60%    09/07/06     6,000,000      5,978,507
                                      2.90%    09/29/06     2,500,000      2,490,759
                                      2.38%    10/02/06     3,884,000      3,858,719
                                      2.70%    11/24/06     5,000,000      4,961,138
                                      4.63%    12/27/06     4,000,000      4,000,436
                                      3.37%    12/28/06     2,000,000      1,984,199
                                      1.88%    01/16/07    10,170,000      9,983,422
                                      4.11%    02/02/07     5,000,000      4,964,514
Variable Rate:
                                      4.75%    01/03/07     9,000,000      9,001,747
                                                                        ------------
                                                                         119,066,725

FEDERAL HOME LOAN BANK 72.41%
------------------------------------------------------------------------------------
Discount Notes:
                               Yield  4.95%    07/03/06   135,175,000    135,138,032
                               Yield  5.00%    07/05/06    19,750,000     19,739,028
                               Yield  5.07%    07/06/06    24,997,000     24,979,398
                               Yield  5.08%    07/12/06    25,000,000     24,961,225
                               Yield  5.18%    07/19/06    20,000,000     19,948,350
                               Yield  5.21%    07/26/06    10,000,000      9,963,958
Fixed Rates:
                                      3.25%    07/21/06     4,000,000      3,998,499
                                      2.75%    07/28/06     4,000,000      3,996,477
                                      2.50%    08/14/06     4,350,000      4,340,203
                                      3.50%    08/15/06     1,000,000        998,192
                                      2.95%    09/14/06     1,595,000      1,587,683
                                      2.70%    09/29/06     2,000,000      1,990,278
                                      4.67%    09/29/06     2,000,000      1,996,897
                                      5.40%    10/25/06     1,000,000      1,001,105
                                      3.00%    11/06/06     1,585,000      1,575,974
                                      6.50%    11/15/06     1,400,000      1,406,976

See notes to portfolios of investments and notes to financial statements.

                                                                  43



U.S. GOVERNMENT SECURITIES SAVINGS FUND

  PORTFOLIO OF INVESTMENTS                                             June 30, 2006

UNITED STATES
GOVERNMENT AND AGENCY                COUPON    MATURITY    PRINCIPAL
OBLIGATIONS                           RATE       DATE       AMOUNT          VALUE

FEDERAL HOME LOAN BANK (CONT'D)
------------------------------------------------------------------------------------
                                      3.25%    11/28/06  $  1,000,000   $    992,617
                                      4.28%    11/28/06     2,000,000      1,993,966
                                      2.75%    12/15/06     2,520,000      2,493,517
                                      3.38%    12/15/06     1,900,000      1,887,474
                                      2.65%    01/22/07     5,000,000      4,931,074
                                      4.70%    01/30/07     3,000,000      3,000,000
                                      2.80%    02/09/07     5,000,000      4,929,899
                                      5.00%    02/09/07     3,000,000      3,000,000
                                      2.50%    02/13/07     2,000,000      1,966,538
                                      5.08%    02/22/07     6,250,000      6,242,315
                                      3.75%    03/07/07     5,000,000      4,951,788
                                      2.85%    03/08/07     2,000,000      1,967,044
                                      4.00%    04/05/07     3,500,000      3,464,301
                                      4.00%    04/18/07     3,000,000      2,969,837
                                      3.17%    05/04/07     5,000,000      4,913,899
                                      2.63%    05/15/07     2,410,000      2,349,425
                                      3.03%    05/18/07     3,305,000      3,241,851
Step Coupons:
                                      3.50%    11/24/06     1,400,000      1,396,100
                                      3.00%    12/22/06     1,000,000        990,224
                                                                        ------------
                                                                         315,304,144
------------------------------------------------------------------------------------
TOTAL INVESTMENTS 99.76%                                                 434,370,869
------------------------------------------------------------------------------------
  (cost $434,370,869)
Other assets and liabilities,
  net 0.24%                                                                1,046,370
                                                                        ------------

NET ASSETS 100%                                                         $435,417,239
                                                                        ------------

See notes to portfolios of investments and notes to financial statements.

44



NEAR-TERM TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                               June 30, 2006

                                         COUPON   MATURITY    PRINCIPAL
MUNICIPAL BONDS 92.77%                    RATE      DATE        AMOUNT        VALUE

ALABAMA 2.86%
--------------------------------------------------------------------------------------
DCH Health Care Authority Facilities
  Revenue                                 5.00%   06/01/09   $  250,000    $   256,227
Mountain Brook City Board of Education
  Capital Outlay                          4.00%   02/15/15      200,000        196,844
                                                                           -----------
                                                                               453,071

ALASKA 1.85%
--------------------------------------------------------------------------------------
Alaska Municipal Bond Bank Authority,
  Series A                                4.00%   02/01/16      300,000        292,533

ARIZONA 5.10%
--------------------------------------------------------------------------------------
Arizona State Transportation Board,
  Series A                                5.00%   07/01/09      300,000        309,300
Maricopa County, Arizona Unified School
  District, GO                            4.85%   07/01/11      200,000        204,018
Pima County Unified School District, GO
  Unlimited, Refunding                    3.70%   07/01/12      300,000        293,838
                                                                           -----------
                                                                               807,156

CALIFORNIA 4.69%
--------------------------------------------------------------------------------------
Association of Bay Area Governments
  (ABAG) Finance Authority, Series C      4.00%   03/01/08      100,000         99,415
Chino Basin Regional Financing
  Authority Revenue                       7.00%   08/01/06      250,000        250,555
San Diego, California Community College
  District, GO Unlimited (ZCB)            4.19%(1) 05/01/15     300,000        202,614
Santa Cruz County Redevelopment Agency,
  Refunding                               4.40%   09/01/17      190,000        189,658
                                                                           -----------
                                                                               742,242

COLORADO 0.65%
--------------------------------------------------------------------------------------
Adams & Arapahoe Counties Joint School
  District, Series C, GO                  5.75%   12/01/07      100,000        102,797

CONNECTICUT 1.70%
--------------------------------------------------------------------------------------
Connecticut State, Series D, GO
  Unlimited                              5.375%   11/15/18      250,000        268,972

DELAWARE 1.30%
--------------------------------------------------------------------------------------
Delaware Transportation Authority
  System Revenue                          5.50%   07/01/08      200,000        206,174

DISTRICT OF COLUMBIA 0.99%
--------------------------------------------------------------------------------------
District of Columbia, Unrefunded,
  Series B                                5.50%   06/01/09      150,000        156,436

(1)Represents Yield

See notes to portfolios of investments and notes to financial statements.

                                                                  45



NEAR-TERM TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                               June 30, 2006

                                         COUPON   MATURITY    PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE        AMOUNT        VALUE

FLORIDA 4.22%
--------------------------------------------------------------------------------------
Florida State Board of Education
  Capital Outlay, Series B, GO            5.25%   06/01/11   $  175,000    $   180,911
Hillsborough County Industrial
  Development Authority Hospital
  Revenue                                 3.50%   10/01/09      205,000        199,155
Jacksonville Transportation Authority,
  GO                                      6.50%   07/01/07      280,000        287,356
                                                                           -----------
                                                                               667,422

GEORGIA 1.74%
--------------------------------------------------------------------------------------
Coweta County School District, GO         4.00%   08/01/06      175,000        175,019
Georgia Municipal Electric Authority
  Power Revenue, Series A                 5.30%   01/01/07      100,000        100,758
                                                                           -----------
                                                                               275,777

ILLINOIS 5.97%
--------------------------------------------------------------------------------------
Chicago Water Revenue (ZCB)               3.77%(1) 11/01/08     275,000        250,352
Illinois Finance Authority Revenue,
  Refunding                               5.00%   07/01/16      390,000        409,870
Western Illinois, University and
  College Revenue                         3.50%   04/01/13      300,000        285,768
                                                                           -----------
                                                                               945,990

INDIANA 3.65%
--------------------------------------------------------------------------------------
Indiana State Finance Authority
  Revenue, Refunding                      4.00%   05/01/12      350,000        348,905
Indianapolis, Indiana Local Public
  Improvement Bond Bank, Series D         6.60%   02/01/07      225,000        228,508
                                                                           -----------
                                                                               577,413

IOWA 3.20%
--------------------------------------------------------------------------------------
Ames, Iowa Hospital Revenue, Refunding    5.00%   06/15/15      300,000        311,931
Johnston Community School District, GO
  Unlimited                               4.00%   06/01/16      200,000        194,276
                                                                           -----------
                                                                               506,207

KANSAS 1.25%
--------------------------------------------------------------------------------------
Kansas State Development Finance
  Authority Revenue                       4.00%   10/01/15      200,000        197,406

MASSACHUSETTS 1.50%
--------------------------------------------------------------------------------------
Massachusetts State Health &
  Educational Facilities Authority
  Revenue, Series D                       5.00%   10/01/07      135,000        135,680
Massachusetts State, Series C, GO        4.625%   10/01/08      100,000        101,554
                                                                           -----------
                                                                               237,234

(1)Represents Yield

See notes to portfolios of investments and notes to financial statements.

46



NEAR-TERM TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                               June 30, 2006

                                         COUPON   MATURITY    PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE        AMOUNT        VALUE

MICHIGAN 0.83%
--------------------------------------------------------------------------------------
Detroit, Michigan Local Development
  Financial Authority, Series A           5.20%   05/01/10   $  130,000    $   131,552

MISSISSIPPI 1.87%
--------------------------------------------------------------------------------------
Mississippi Hospital Equipment &
  Facilities Authority Revenue            3.45%   04/01/07      300,000        296,442

MISSOURI 1.46%
--------------------------------------------------------------------------------------
Missouri State Health & Educational
  Facilities Authority Revenue,
  Series A                                6.75%   05/15/13      200,000        231,264

NEVADA 2.85%
--------------------------------------------------------------------------------------
North Las Vegas, GO Limited               4.00%   03/01/16      200,000        192,368
Washoe County Gas & Water Facilities
  Revenue                                 6.30%   12/01/14      250,000        258,945
                                                                           -----------
                                                                               451,313

NEW JERSEY 6.29%
--------------------------------------------------------------------------------------
Brigantine, New Jersey School
  Improvements, GO Unlimited              3.50%   01/15/13      300,000        286,263
New Jersey State                         5.125%   05/01/10      250,000        260,485
New Jersey State Transportation Trust
  Fund Authority, Series D                4.00%   06/15/14      250,000        247,148
Washington Township Board of Education,
  GO                                      5.10%   02/01/08      200,000        201,546
                                                                           -----------
                                                                               995,442

NEW YORK 10.34%
--------------------------------------------------------------------------------------
Hempstead Township, Series B, GO
  Unlimited Tax                          5.375%   11/15/10      120,000        123,758
New York City Transitional Financial
  Authority Revenue, Series A             5.25%   11/01/08      225,000        232,268
New York, New York, Series B              5.25%   08/01/09      200,000        207,090
New York, New York, Series C              3.50%   08/01/07      300,000        299,184
New York State, GO                        5.00%   03/01/08      250,000        254,710
New York State, Local Highway & Bridge,
  Series A                               5.375%   04/01/10      200,000        207,140
Schenectady Metroplex Development
  Authority Revenue, Series A             5.00%   12/15/12      110,000        112,167
Tobacco Settlement Financing Corp.,
  Series B                                4.00%   06/01/07      200,000        200,470
                                                                           -----------
                                                                             1,636,787

See notes to portfolios of investments and notes to financial statements.

                                                                          47



NEAR-TERM TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                               June 30, 2006

                                         COUPON   MATURITY    PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE        AMOUNT        VALUE

NORTH CAROLINA 1.14%
--------------------------------------------------------------------------------------
North Carolina Eastern Municipal Power
  Agency Revenue, Refunding, Series A     5.60%   01/01/10   $  175,000    $   179,930

OHIO 1.27%
--------------------------------------------------------------------------------------
Ohio State Higher Education, Series B,
  GO                                      4.25%   11/01/07      200,000        201,010

OREGON 2.09%
--------------------------------------------------------------------------------------
Clackamas County Hospital Facilities
  Authority Revenue                       5.00%   05/01/07      200,000        201,714
Oregon State Department Transportation
  Highway                                 5.00%   11/15/09      125,000        129,283
                                                                           -----------
                                                                               330,997

SOUTH CAROLINA 4.40%
--------------------------------------------------------------------------------------
Horry County Hospitality Fee Special
  Obligation                              5.00%   04/01/10      200,000        205,536
Jasper County School District, GO
  Unlimited                               4.00%   03/01/15      195,000        192,744
Spartanburg County School District       3.875%   04/01/12      300,000        298,536
                                                                           -----------
                                                                               696,816

TENNESSEE 1.98%
--------------------------------------------------------------------------------------
Tennessee State, GO Unlimited,
  Refunding, Series A                     5.00%   05/01/11      300,000        313,818

TEXAS 10.12%
--------------------------------------------------------------------------------------
Arlington Refunding, Series A             5.00%   08/15/08      200,000        204,648
Gulf Coast Industrial Development
  Authority Pollution Control Revenue     4.95%   07/01/07      385,000        389,170
Killeen, Texas Independent School
  District, GO Unlimited, Prerefunded     5.00%   02/15/09      310,000        315,834
Killeen, Texas Independent School
  District, GO Unlimited, Unrefunded      5.00%   02/15/09       90,000         91,624
San Antonio Water System Revenue          5.00%   05/15/13      100,000        103,834
Texas State Water Development Board
  Revenue, Series A                      5.125%   07/15/09      290,000        291,975
Texas Turnpike Authority Revenue          5.00%   06/01/08      200,000        204,284
                                                                           -----------
                                                                             1,601,369

UTAH 1.30%
--------------------------------------------------------------------------------------
Utah Transit Authority Sales Tax &
  Transportation Revenue                  4.90%   12/15/09      200,000        205,204

See notes to portfolios of investments and notes to financial statements.

48



NEAR-TERM TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                               June 30, 2006

                                         COUPON   MATURITY    PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE        AMOUNT        VALUE

VIRGINIA 2.01%
--------------------------------------------------------------------------------------
Virginia College Building Authority,
  Series A                                5.00%   09/01/15   $  300,000    $   318,534

WASHINGTON 3.19%
--------------------------------------------------------------------------------------
Clark County, Washington School
  District, GO Unlimited                 5.125%   12/01/11      100,000        105,215
Thurston County School District, GO
  Unlimited, Refunding                    4.00%   12/01/06      400,000        400,340
                                                                           -----------
                                                                               505,555

WISCONSIN 0.96%
--------------------------------------------------------------------------------------
Milwaukee, Wisconsin, Series L, GO        4.60%   12/15/13      150,000        152,840

--------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS                                                       14,685,703
--------------------------------------------------------------------------------------
  (cost $14,790,789)

REPURCHASE AGREEMENT 6.43%

Joint Tri-Party Repurchase Agreement,
  Morgan Stanley Dean Witter, 06/30/06,
  4.50%, due 07/03/06, repurchase
  price $1,018,106, collateralized by
  U.S. Treasury securities held in a
  joint tri-party repurchase account
  (cost $1,017,724)                       4.50%   07/03/06    1,017,724      1,017,724

--------------------------------------------------------------------------------------
TOTAL INVESTMENTS 99.20%                                                    15,703,427
--------------------------------------------------------------------------------------
  (cost $15,808,513)
Other assets and liabilities, net 0.80%                                        126,979
                                                                           -----------

NET ASSETS 100%                                                            $15,830,406
                                                                           -----------

See notes to portfolios of investments and notes to financial statements.

                                                                  49



TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                              June 30, 2006

                                         COUPON   MATURITY    PRINCIPAL
MUNICIPAL BONDS 90.87%                    RATE      DATE       AMOUNT        VALUE

ALABAMA 5.73%
-------------------------------------------------------------------------------------
Alabama 21st Century Authority Tobacco
  Settlement Revenue                      5.75%   12/01/19   $ 275,000    $   290,015
Alabama State, GO Unlimited, Series A    4.625%   09/01/22     375,000        376,942
Mountain Brook City Board of Education
  Capital Outlay                          4.00%   02/15/15     195,000        191,923
                                                                          -----------
                                                                              858,880

CALIFORNIA 6.15%
-------------------------------------------------------------------------------------
California State, GO Unlimited            5.00%   02/01/25     320,000        325,840
Campbell, California Union High School
  District, GO Unlimited                  4.75%   08/01/34     300,000        292,719
San Diego, California Community College
  District, GO Unlimited (ZCB)            4.19%(1) 05/01/15    450,000        303,921
                                                                          -----------
                                                                              922,480

COLORADO 1.02%
-------------------------------------------------------------------------------------
Colorado Health Facility Authority
  Revenue                                 5.00%   09/01/16     150,000        152,607

FLORIDA 5.82%
-------------------------------------------------------------------------------------
Florida Board of Education Capital
  Outlay, GO Unlimited Tax, Refunding,
  Series A                               6.625%   06/01/07      90,000         91,743
Florida Board of Education, GO
  Unlimited, Refunding, Series C          4.50%   06/01/28     300,000        289,845
St. Lucie County Florida Sales Tax
  Revenue                                 5.25%   10/01/23     465,000        491,017
                                                                          -----------
                                                                              872,605

GEORGIA 6.22%
-------------------------------------------------------------------------------------
Atlanta Development Authority Revenue     5.25%   07/01/22     500,000        513,940
Chatham County Hospital Authority
  Revenue, Series A                       5.50%   01/01/34     405,000        419,045
                                                                          -----------
                                                                              932,985

ILLINOIS 10.39%
-------------------------------------------------------------------------------------
Du Page County, Refunding                 5.60%   01/01/21     490,000        537,951
Illinois Development Financing
  Authority Hospital Revenue, Adventist
  Health Systems                          5.65%   11/15/24     435,000        460,569
Illinois Development Financing
  Authority Revenue, Presbyterian
  Home Lake Project, Series B             6.25%   09/01/17     250,000        255,818
Illinois Regional Transportation
  Authority Revenue, Series A             7.20%   11/01/20     250,000        303,600
                                                                          -----------
                                                                            1,557,938

(1)Represents Yield

See notes to portfolios of investments and notes to financial statements.

50



TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                              June 30, 2006

                                         COUPON   MATURITY    PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE        AMOUNT       VALUE

IOWA 1.95%
-------------------------------------------------------------------------------------
Davenport, Iowa, GO Unlimited, Series A  4.375%   06/01/20   $ 300,000    $   292,812

KANSAS 9.12%
-------------------------------------------------------------------------------------
Kansas State Development Finance
  Authority Hospital Revenue, Series Z    5.00%   12/15/12     500,000        521,240
Kansas State Development Finance
  Authority Revenue                       4.00%   10/01/15     250,000        246,758
University of Kansas Hospital Authority
  Health Facilities Revenue              5.625%   09/01/27     570,000        598,472
                                                                          -----------
                                                                            1,366,470

MARYLAND 2.10%
-------------------------------------------------------------------------------------
Maryland State Health & Higher
  Educational Facilities Authority
  Revenue                                 5.75%   07/01/21     300,000        314,805

MICHIGAN 4.01%
-------------------------------------------------------------------------------------
Detroit, Michigan Local Development
  Financing Authority, Refunding,
  Series A                               5.375%   05/01/18     300,000        302,901
Macomb County Building Authority, GO
  Limited                                 4.50%   11/01/23     300,000        297,843
                                                                          -----------
                                                                              600,744

MISSOURI 2.79%
-------------------------------------------------------------------------------------
St. Louis Airport Development Program,
  Prerefunded, Series A                   5.00%   07/01/11     165,000        172,770
St. Louis Airport Development Program,
  Unrefunded, Series A                    5.00%   07/01/11     235,000        244,879
                                                                          -----------
                                                                              417,649

NEW JERSEY 5.24%
-------------------------------------------------------------------------------------
New Jersey Health Care Facilities
  Financing Authority Revenue            4.375%   07/01/10     460,000        461,582
New Jersey State Transportation
  Authority, Series A                     5.00%   06/15/13     315,000        324,623
                                                                          -----------
                                                                              786,205

NEW YORK 4.85%
-------------------------------------------------------------------------------------
New York, GO Unlimited, Prerefunded,
  Series H                                5.25%   03/15/14     445,000        463,961
New York, GO Unlimited, Series J          5.00%   05/15/12     250,000        258,088
New York, GO Unlimited, Unrefunded,
  Series H                                5.25%   03/15/14       5,000          5,163
                                                                          -----------
                                                                              727,212

See notes to portfolios of investments and notes to financial statements.

                                                                  51



TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                              June 30, 2006

                                         COUPON   MATURITY    PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE        AMOUNT       VALUE

OHIO 3.46%
-------------------------------------------------------------------------------------
Ohio State Mental Health Facilities
  Revenue                                 5.50%   06/01/15   $ 300,000    $   316,563
South Euclid Special Assessment, GO
  Limited Tax                             6.70%   12/01/14     185,000        202,471
                                                                          -----------
                                                                              519,034

PENNSYLVANIA 1.70%
-------------------------------------------------------------------------------------
Chester County Health & Educational
  Facilities Authority Revenue            5.00%   05/15/08     250,000        254,738

PUERTO RICO 2.08%
-------------------------------------------------------------------------------------
Puerto Rico Electric Power Authority
  Revenue, Series II                     5.125%   07/01/26     300,000        311,130

RHODE ISLAND 3.77%
-------------------------------------------------------------------------------------
Rhode Island State Health & Educational
  Building Corporation Revenue            6.50%   08/15/32     500,000        565,390

SOUTH CAROLINA 1.69%
-------------------------------------------------------------------------------------
South Carolina Jobs Economic
  Development Authority Revenue           5.00%   11/01/23     250,000        253,275

TEXAS 5.53%
-------------------------------------------------------------------------------------
Duncanville, Texas Independent School
  District, GO Unlimited, Prerefunded,
  Series B                                5.25%   02/15/32     495,000        526,299
Duncanville, Texas Independent School
  District, GO Unlimited, Unrefunded,
  Series B                                5.25%   02/15/32       5,000          5,181
White Settlement, Texas Independent
  School District, GO Unlimited          4.125%   08/15/15     300,000        296,736
                                                                          -----------
                                                                              828,216

UTAH 2.03%
-------------------------------------------------------------------------------------
Weber County School District, GO
  Unlimited, Prerefunded, Series A        5.15%   06/15/08     110,000        111,450
Weber County School District, GO
  Unlimited, Unrefunded, Series A         5.15%   06/15/08     190,000        192,470
                                                                          -----------
                                                                              303,920

VERMONT 1.97%
-------------------------------------------------------------------------------------
Vermont Educational & Health Buildings
  Financing Agency Revenue, Vermont Law
  School Project, Series A               5.375%   01/01/23     300,000        295,647

See notes to portfolios of investments and notes to financial statements.

52



TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                              June 30, 2006

                                         COUPON   MATURITY    PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE        AMOUNT       VALUE

WASHINGTON 3.25%
-------------------------------------------------------------------------------------
King & Snohomish Counties' School
  District, Series C                      5.00%   06/15/10   $ 250,000    $   257,045
Spokane County Washington School
  District, GO Unlimited                  5.05%   06/01/22     255,000        230,676
                                                                          -----------
                                                                              487,721
-------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS                                                      13,622,463
-------------------------------------------------------------------------------------
  (cost $13,269,204)

REPURCHASE AGREEMENT 12.19%

Joint Tri-Party Repurchase Agreement,
  Morgan Stanley Dean Witter, 06/30/06,
  4.50%, due 07/03/06, repurchase
  price $1,827,961, collateralized by
  U.S. Treasury securities held in a
  joint tri-party repurchase account
  (cost $1,827,276)                       4.50%   07/03/06   1,827,276      1,827,276

-------------------------------------------------------------------------------------
TOTAL INVESTMENTS 103.06%                                                  15,449,739
-------------------------------------------------------------------------------------
  (cost $15,096,480)
Other assets and liabilities, net (3.06)%                                    (458,207)
                                                                          -----------

NET ASSETS 100%                                                           $14,991,532
                                                                          -----------
See notes to portfolios of investments and notes to financial statements.

                                                                  53



ALL AMERICAN EQUITY FUND

  PORTFOLIO OF INVESTMENTS                                                June 30, 2006

COMMON STOCKS AND WARRANTS 81.04%                              SHARES             VALUE

ADVERTISING 1.65%
---------------------------------------------------------------------------------------
Omnicom Group, Inc.                                             4,000       $   356,360

AEROSPACE/DEFENSE 2.69%
---------------------------------------------------------------------------------------
Raytheon Co.                                                    7,500           334,275
The Boeing Co.                                                  3,000           245,730
                                                                            -----------
                                                                                580,005

AGRICULTURE 0.58%
---------------------------------------------------------------------------------------
Archer-Daniels-Midland Co.                                      3,000           123,840

APPLICATIONS SOFTWARE 2.84%
---------------------------------------------------------------------------------------
American Reprographics Co.                                      4,000           145,000*
Microsoft Corp.                                                20,000           466,000
                                                                            -----------
                                                                                611,000

AUTO MANUFACTURERS 0.76%
---------------------------------------------------------------------------------------
PACCAR, Inc.                                                    2,000           164,760

AUTO PARTS & EQUIPMENT 0.95%
---------------------------------------------------------------------------------------
Johnson Controls, Inc.                                          2,500           205,550

CABLE TV 0.26%
---------------------------------------------------------------------------------------
Stream Communications Network, Inc.                           168,000            55,272*

CASINO HOTELS 2.17%
---------------------------------------------------------------------------------------
Las Vegas Sands Corp.                                           6,000           467,160*

CHEMICALS - DIVERSIFIED 2.11%
---------------------------------------------------------------------------------------
FMC Corp.                                                       4,000           257,560
PPG Industries, Inc.                                            3,000           198,000
                                                                            -----------
                                                                                455,560

COAL 0.52%
---------------------------------------------------------------------------------------
Peabody Energy Corp.                                            2,000           111,500

COMMERCIAL SERVICES 0.82%
---------------------------------------------------------------------------------------
Alliance Data Systems Corp.                                     3,000           176,460*

COMMUNICATIONS SOFTWARE 0.52%
---------------------------------------------------------------------------------------
Smith Micro Software, Inc.                                      7,000           112,140*


See notes to portfolios of investments and notes to financial statements.

54



ALL AMERICAN EQUITY FUND

  PORTFOLIO OF INVESTMENTS                                                June 30, 2006

COMMON STOCKS AND WARRANTS                                     SHARES             VALUE

COMPUTERS 0.59%
---------------------------------------------------------------------------------------
Hewlett-Packard Co.                                             4,000       $   126,720

DATA PROCESSING 0.55%
---------------------------------------------------------------------------------------
MoneyGram International, Inc.                                   3,500           118,825

ELECTRIC - INTEGRATED 0.76%
---------------------------------------------------------------------------------------
FirstEnergy Corp.                                               3,000           162,630

ELECTRIC PRODUCTS 1.87%
---------------------------------------------------------------------------------------
Emerson Electric Co.                                            2,000           167,620
Molex, Inc.                                                     7,000           234,990
                                                                            -----------
                                                                                402,610

FINANCIAL SERVICES 4.62%
---------------------------------------------------------------------------------------
Citigroup, Inc.                                                 9,000           434,160
JPMorgan Chase & Co.                                            4,000           168,000
U.S. Bancorp                                                    7,500           231,600
Wachovia Corp.                                                  3,000           162,240
                                                                            -----------
                                                                                996,000

FOOD 4.83%
---------------------------------------------------------------------------------------
Campbell Soup Co.                                              15,000           556,650
Kellogg Co.                                                    10,000           484,300
                                                                            -----------
                                                                              1,040,950

GOLD MINING 10.07%
---------------------------------------------------------------------------------------
Bema Gold Corp., Warrants (October 2007)                       25,000            91,533*
Goldcorp, Inc.                                                 45,250         1,367,469
Goldcorp, Inc., Warrants (June 2011)                           61,230           711,012*
                                                                            -----------
                                                                              2,170,014

INDUSTRIAL GASES 1.04%
---------------------------------------------------------------------------------------
Airgas, Inc.                                                    6,000           223,500

INSTRUMENTS 1.50%
---------------------------------------------------------------------------------------
Applera Corp. - Applied Biosystems Group                       10,000           323,500

INSURANCE 1.53%
---------------------------------------------------------------------------------------
Assurant, Inc.                                                  3,500           169,400
Loews Corp.                                                     4,500           159,525
                                                                            -----------
                                                                                328,925

See notes to portfolios of investments and notes to financial statements.

                                                                  55



ALL AMERICAN EQUITY FUND

  PORTFOLIO OF INVESTMENTS                                                June 30, 2006

COMMON STOCKS AND WARRANTS                                     SHARES             VALUE

INTERNET 1.87%
---------------------------------------------------------------------------------------
Akamai Technologies, Inc.                                       9,000       $   325,710*
Stockgroup Information Systems, Inc.                          181,625            78,095*
                                                                            -----------
                                                                                403,805

MACHINERY 1.37%
---------------------------------------------------------------------------------------
Terex Corp.                                                     3,000           296,100*

MEDICAL - DRUGS 0.63%
---------------------------------------------------------------------------------------
Aspreva Pharmaceuticals Corp.                                   5,000           135,700*

MEDICAL - HMO 1.71%
---------------------------------------------------------------------------------------
WellCare Health Plans, Inc.                                     7,500           367,875*

MEDICAL - LABORATORIES 0.72%
---------------------------------------------------------------------------------------
Laboratory Corp. of America Holdings                            2,500           155,575*

MEDICAL - PRODUCTS 1.95%
---------------------------------------------------------------------------------------
Johnson & Johnson                                               7,000           419,440

MULTIMEDIA 3.96%
---------------------------------------------------------------------------------------
News Corp., Class B                                            20,000           403,600
The Walt Disney Co.                                            15,000           450,000
                                                                            -----------
                                                                                853,600

OIL & GAS - INTEGRATED 0.74%
---------------------------------------------------------------------------------------
Hess Corp.                                                      3,000           158,550

OIL & GAS DRILLING 0.93%
---------------------------------------------------------------------------------------
Transocean, Inc.                                                2,500           200,800*

OIL & GAS FIELD SERVICES 4.70%
---------------------------------------------------------------------------------------
Superior Energy Services, Inc.                                  7,500           254,250*
TETRA Technologies, Inc.                                        7,500           227,175*
Universal Compression Holdings, Inc.                            4,500           283,365*
Weatherford International Ltd.                                  5,000           248,100*
                                                                            -----------
                                                                              1,012,890

See notes to portfolios of investments and notes to financial statements.

56



ALL AMERICAN EQUITY FUND

  PORTFOLIO OF INVESTMENTS                                                June 30, 2006

COMMON STOCKS AND WARRANTS                                     SHARES             VALUE

OIL & GAS REFINING & MARKETING 1.31%
---------------------------------------------------------------------------------------
Frontier Oil Corp.                                              5,000       $   162,000
Holly Corp.                                                     2,500           120,500
                                                                            -----------
                                                                                282,500

RETAIL 8.89%
---------------------------------------------------------------------------------------
J.C. Penney Co., Inc.                                           7,500           506,325
Starbucks Corp.                                                 8,000           302,080*
The Clorox Co.                                                  6,000           365,820
The Pantry, Inc.                                                2,000           115,080*
Under Armour, Inc., Class A                                     4,500           191,790*
Wal-Mart Stores, Inc.                                           9,000           433,530
                                                                            -----------
                                                                              1,914,625

SEMICONDUCTORS 1.81%
---------------------------------------------------------------------------------------
Intel Corp.                                                    12,000           227,400
Lam Research Corp.                                              3,500           163,170*
                                                                            -----------
                                                                                390,570

TELECOMMUNICATIONS 1.11%
---------------------------------------------------------------------------------------
Tellabs, Inc.                                                  18,000           239,580*

TELEPHONE - INTEGRATED 2.02%
---------------------------------------------------------------------------------------
BellSouth Corp.                                                12,000           434,400

TOBACCO 1.02%
---------------------------------------------------------------------------------------
Altria Group, Inc.                                              3,000           220,290

TRANSPORTATION 3.07%
---------------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp.                              3,500           277,375
FedEx Corp.                                                     2,000           233,720
Frontline Ltd.                                                  4,000           151,400
                                                                            -----------
                                                                                662,495

---------------------------------------------------------------------------------------
TOTAL COMMON STOCKS AND WARRANTS                                             17,462,076
---------------------------------------------------------------------------------------
  (cost $15,924,714)

See notes to portfolios of investments and notes to financial statements.

                                                                  57



ALL AMERICAN EQUITY FUND

  PORTFOLIO OF INVESTMENTS                                                June 30, 2006

INDEX FUNDS 5.09%                                            SHARES             VALUE

DIAMONDS Trust, Series 1                                        4,000       $   447,160
iShares Lehman Aggregate Bond Fund                              2,400           233,856
Oil Service HOLDRs Trust                                        1,500           224,130
SPDR Trust, Series 1                                            1,500           190,920

---------------------------------------------------------------------------------------
TOTAL INDEX FUNDS                                                             1,096,066
---------------------------------------------------------------------------------------
  (cost $1,059,788)

PURCHASED OPTION 0.11%                                      CONTRACTS

GOLD MINING 0.11%
---------------------------------------------------------------------------------------
Philadelphia Stock Exchange Gold & Silver Index, Strike
  Price 120, Put, Expiration Dec. 2006 (premium $50,150)           50            23,000

---------------------------------------------------------------------------------------
TOTAL SECURITIES                                                             18,581,142
---------------------------------------------------------------------------------------

                                                            PRINCIPAL
REPURCHASE AGREEMENT 13.68%                                  AMOUNT

Joint Tri-Party Repurchase Agreement, Morgan Stanley
  Dean Witter, 06/30/06, 4.50%, due 07/03/06,
  repurchase price $2,949,225, collateralized by U.S.
  Treasury securities held in a joint tri-party
  repurchase account (cost $2,948,119)                      $2,948,119        2,948,119

---------------------------------------------------------------------------------------
TOTAL INVESTMENTS 99.92%                                                     21,529,261
---------------------------------------------------------------------------------------
  (cost $19,982,771)
Other assets and liabilities, net 0.08%                                          18,233
                                                                            -----------

NET ASSETS 100%                                                             $21,547,494
                                                                            -----------

See notes to portfolios of investments and notes to financial statements.

58



CHINA REGION OPPORTUNITY FUND

  PORTFOLIO OF INVESTMENTS                                                 June 30, 2006

COMMON STOCKS 86.17%                                            SHARES             VALUE

ADVERTISING 3.13%
----------------------------------------------------------------------------------------
Focus Media Holding Ltd., ADR                                   32,500       $ 2,117,700*

AIRLINES 0.17%
----------------------------------------------------------------------------------------
China Eastern Airlines Corp., Ltd., H shares                   850,000           117,102

AIRPORT OPERATIONS 0.94%
----------------------------------------------------------------------------------------
Beijing Capital International Airport Co., Ltd.,
  H shares                                                   1,000,000           637,332

BANKS 3.64%
----------------------------------------------------------------------------------------
Bank of China Ltd., H shares                                   800,000           363,086*
HSBC Holdings plc                                              120,000         2,101,265
                                                                             -----------
                                                                               2,464,351

BREWERY 1.12%
----------------------------------------------------------------------------------------
Fraser & Neave Ltd.                                            300,000           757,935

CELLULAR TELECOMMUNICATIONS 4.50%
----------------------------------------------------------------------------------------
China Mobile (Hong Kong) Ltd., H shares                        300,000         1,715,003
China Unicom Ltd.                                            1,500,000         1,332,604
                                                                             -----------
                                                                               3,047,607

CHEMICALS - AGRICULTURAL 3.26%
----------------------------------------------------------------------------------------
Sinochem Hong Kong Holdings Ltd.                             2,000,000           785,399
Spur Ventures, Inc.                                            500,000           426,257*
Taiwan Fertilizer Co., Ltd.                                    600,000           997,050
                                                                             -----------
                                                                               2,208,706

COAL 1.73%
----------------------------------------------------------------------------------------
China Shenhua Energy Co., Ltd., H Shares                       500,000           917,372
Western Canadian Coal Corp.                                    110,000           251,716*
                                                                             -----------
                                                                               1,169,088

DISTRIBUTION/WHOLESALE 4.81%
----------------------------------------------------------------------------------------
Esprit Holdings Ltd.                                           200,000         1,635,176
Li & Fung Ltd.                                                 800,000         1,622,300
                                                                             -----------
                                                                               3,257,476

DIVERSIFIED MINERALS 0.27%
----------------------------------------------------------------------------------------
Caledon Resources plc                                          875,000            95,098*
Erdene Gold, Inc.                                              100,000            82,559*


See notes to portfolios of investments and notes to financial statements.

                                                                  59



CHINA REGION OPPORTUNITY FUND

  PORTFOLIO OF INVESTMENTS                                                 June 30, 2006

COMMON STOCKS                                                   SHARES             VALUE

DIVERSIFIED MINERALS (CONT'D)
----------------------------------------------------------------------------------------
New Pacific Metals Corp.                                         6,700       $     7,816*
                                                                             -----------
                                                                                 185,473

DIVERSIFIED OPERATIONS 5.88%
----------------------------------------------------------------------------------------
First Pacific Co., Ltd.                                      1,600,000           623,169
Keppel Corp., Ltd.                                             200,000         1,856,940
Melco International Development Ltd.                           600,000         1,506,422
                                                                             -----------
                                                                               3,986,531

E-COMMERCE/SERVICES 3.01%
----------------------------------------------------------------------------------------
Ctrip.com International Ltd.                                    40,000         2,042,000

ELECTRIC GENERATION 2.05%
----------------------------------------------------------------------------------------
China Power International Development Ltd.                   2,000,000           733,898
China Resources Power Holdings Co., Ltd.                       800,000           654,070
                                                                             -----------
                                                                               1,387,968

ELECTRONICS & COMPONENTS 1.82%
----------------------------------------------------------------------------------------
Hon Hai Precision Industry Co., Ltd.                           200,000         1,235,502
Yageo Corp., Sponsored GDR                                           1                 2*
                                                                             -----------
                                                                               1,235,504

FINANCIAL SERVICES 3.53%
----------------------------------------------------------------------------------------
Cathay Financial Holding Co., Ltd.                             800,000         1,749,471
Hong Kong Exchanges & Clearing Ltd.                            100,000           643,770
                                                                             -----------
                                                                               2,393,241

FOOD & BEVERAGES 2.38%
----------------------------------------------------------------------------------------
China Mengniu Dairy Co., Ltd.                                  800,000         1,004,281
Tingyi (Cayman Islands) Holding Corp.                        1,000,000           611,581
                                                                             -----------
                                                                               1,615,862

GAS DISTRIBUTION 2.92%
----------------------------------------------------------------------------------------
Hong Kong & China Gas Co., Ltd.                                900,000         1,975,730

GOLD MINING 2.02%
----------------------------------------------------------------------------------------
Entree Gold, Inc.                                              300,000           282,676*
Great China Mining, Inc.                                       500,000            85,000*
Olympus Pacific Minerals, Inc.                                 440,500           205,555*
Silk Road Resources Ltd.                                       235,000           313,165*
Sino Gold Ltd.                                                  50,000           185,563*

See notes to portfolios of investments and notes to financial statements.

60



CHINA REGION OPPORTUNITY FUND

  PORTFOLIO OF INVESTMENTS                                                 June 30, 2006

COMMON STOCKS                                                   SHARES             VALUE

GOLD MINING (CONT'D)
----------------------------------------------------------------------------------------
Zijin Mining Group Co., Ltd., H shares                         600,000       $   299,353
                                                                             -----------
                                                                               1,371,312

HEALTH & PERSONAL CARE 1.92%
----------------------------------------------------------------------------------------
Hengan International Group Co., Ltd.                           800,000         1,302,990

HUMAN RESOURCES 0.64%
----------------------------------------------------------------------------------------
51job, Inc., ADR                                                20,000           434,600*

INSURANCE 2.95%
----------------------------------------------------------------------------------------
China Life Insurance Co., Ltd., H shares                       500,000           788,618*
Ping An Insurance Co. of China Ltd., H shares                  400,000         1,210,287
                                                                             -----------
                                                                               1,998,905

INTERNET 3.59%
----------------------------------------------------------------------------------------
Asia Broadband, Inc.                                           954,945            85,945*
Baidu.com, Inc.                                                  7,500           618,975*
NetEase.com, Inc., ADR                                          30,000           669,900*
Tencent Holdings Ltd.                                          500,000         1,055,783
                                                                             -----------
                                                                               2,430,603

MEDIA 0.96%
----------------------------------------------------------------------------------------
Sun New Media, Inc.                                            160,000           652,800*

METAL - ALUMINUM 0.60%
----------------------------------------------------------------------------------------
Global Alumina Products Corp.                                  290,000           406,000*

METAL - COPPER 1.39%
----------------------------------------------------------------------------------------
Continental Minerals Corp.                                     190,000           289,855*
Toledo Mining Corp. plc                                         45,240            83,619*
Verona Development Corp.                                        36,500            44,874*
Verona Development Corp., Units (RS)                           400,000           525,149*
                                                                             -----------
                                                                                 943,497

NON-FERROUS METALS 0.11%
----------------------------------------------------------------------------------------
Sterling Group Ventures, Inc.                                  512,800            71,536*

OIL & GAS - INTEGRATED 3.19%
----------------------------------------------------------------------------------------
PetroChina Co., Ltd., ADR                                       20,000         2,159,400


See notes to portfolios of investments and notes to financial statements.

                                                                  61



CHINA REGION OPPORTUNITY FUND

  PORTFOLIO OF INVESTMENTS                                                 June 30, 2006

COMMON STOCKS                                                   SHARES             VALUE

OIL & GAS EXPLORATION & PRODUCTION 3.69%
----------------------------------------------------------------------------------------
Big Sky Energy Corp.                                         1,000,000       $ 1,180,000*
Big Sky Energy Corp. (RS)                                      100,000           112,100*
CNOOC Ltd., ADR                                                 15,000         1,205,700
                                                                             -----------
                                                                               2,497,800

PAPER PRODUCTS 1.21%
----------------------------------------------------------------------------------------
Nine Dragons Paper Holdings Ltd.                             1,000,000           817,588*

PRECIOUS METALS 0.61%
----------------------------------------------------------------------------------------
Golden China Resources Corp.                                   267,000            59,900*
TVI Pacific, Inc.                                            2,265,714           355,813*
                                                                             -----------
                                                                                 415,713

PUBLIC THOROUGHFARES 0.50%
----------------------------------------------------------------------------------------
Jiangsu Expressway Co., Ltd., H shares                         600,000           337,979

PUBLISHING 0.15%
----------------------------------------------------------------------------------------
Lingo Media, Inc.                                              775,000           104,321*

REAL ESTATE COMPANIES 2.38%
----------------------------------------------------------------------------------------
Cheung Kong Holdings Ltd.                                      120,000         1,300,930
Daying Modern Agricultural Co.                                       1                 0*
Sun Hung Kai Properties Ltd.                                    30,000           305,919
United Overseas Land Ltd.                                        1,500             2,710
                                                                             -----------
                                                                               1,609,559

RENTAL - AUTO & EQUIPMENT 0.49%
----------------------------------------------------------------------------------------
Cosco Pacific Ltd.                                             150,000           332,185

RETAIL 2.59%
----------------------------------------------------------------------------------------
China First Pencil Co., Ltd., B shares                               1                 0*
Parkson Retail Group Ltd.                                      200,000           567,805
Shanghai Friendship Group, Inc., Co., B shares                       2                 1
Shinsegae Co., Ltd.                                              1,000           500,659
Wumart Stores, Inc., H shares                                  200,000           688,834
                                                                             -----------
                                                                               1,757,299

SCHOOLS 1.35%
----------------------------------------------------------------------------------------
Capital Alliance Group, Inc.                                 1,213,332           914,613*


See notes to portfolios of investments and notes to financial statements.

62


CHINA REGION OPPORTUNITY FUND

  PORTFOLIO OF INVESTMENTS                                                 June 30, 2006

COMMON STOCKS                                                   SHARES             VALUE

SEMICONDUCTORS 1.40%
----------------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored
  ADR                                                          102,999       $   945,531

SHIPBUILDING 2.48%
----------------------------------------------------------------------------------------
Hyundai Heavy Industries Co., Ltd.                              15,000         1,683,795

SILVER MINING 2.59%
----------------------------------------------------------------------------------------
Silvercorp Metals, Inc.                                        136,000         1,757,437*

STEEL 3.26%
----------------------------------------------------------------------------------------
Angang New Steel Co., Ltd., H shares                         1,200,000         1,135,610
POSCO                                                            4,000         1,072,991
                                                                             -----------
                                                                               2,208,601

TELECOMMUNICATIONS 0.94%
----------------------------------------------------------------------------------------
Foxconn International Holdings Ltd.                            300,000           639,264*
----------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                           58,392,934
----------------------------------------------------------------------------------------
  (cost $53,602,770)

INDEX FUNDS 2.39%

iShares FTSE/Xinhua A50 China Tracker                           60,000           490,553
iShares MSCI Japan Index Fund                                   15,000           204,600
iShares MSCI Singapore Index Fund                               30,000           264,000
iShares MSCI South Korea Index Fund                              7,500           339,375
iShares MSCI Taiwan Index Fund                                  25,000           320,500

----------------------------------------------------------------------------------------
TOTAL INDEX FUNDS                                                              1,619,028
----------------------------------------------------------------------------------------
  (cost $1,474,446)

RIGHTS 0.00%

CELLULAR TELECOMMUNICATIONS 0.00%
----------------------------------------------------------------------------------------
3 Italia SpA, Rights
  (cost $0)                                                         20                 0*

----------------------------------------------------------------------------------------
TOTAL SECURITIES                                                              60,011,962
----------------------------------------------------------------------------------------

See notes to portfolios of investments and notes to financial statements.

                                                                  63



CHINA REGION OPPORTUNITY FUND

  PORTFOLIO OF INVESTMENTS                                                 June 30, 2006

                                                            PRINCIPAL
REPURCHASE AGREEMENT 15.69%                                   AMOUNT            VALUE

Joint Tri-Party Repurchase Agreement, Morgan Stanley
  Dean Witter, 06/30/06, 4.50%, due 07/03/06,
  repurchase price $10,632,351, collateralized by U.S.
  Treasury securities held in a joint tri-party
  repurchase account (cost $10,628,365)                     $10,628,365      $10,628,365

----------------------------------------------------------------------------------------
TOTAL INVESTMENTS 104.25%                                                     70,640,327
----------------------------------------------------------------------------------------
  (cost $65,705,581)
Other assets and liabilities, net (4.25)%                                     (2,879,184)
                                                                             -----------

NET ASSETS 100%                                                              $67,761,143
                                                                             -----------

See notes to portfolios of investments and notes to financial statements.

64



GLOBAL RESOURCES FUND

 PORTFOLIO OF INVESTMENTS                                                    June 30, 2006

COMMON STOCKS AND WARRANTS 92.79%                               SHARES               VALUE

AGRICULTURE 0.53%
----------------------------------------------------------------------------------------------
Archer-Daniels-Midland Co.                                     165,000      $    6,811,200

ALUMINUM 1.34%
----------------------------------------------------------------------------------------------
Alcan, Inc.                                                    300,000          14,082,000
Global Alumina Products Corp.                                2,200,000           3,080,000*
                                                                            --------------
                                                                                17,162,000

BUILDING MATERIALS 2.18%
----------------------------------------------------------------------------------------------
Cemex S.A. de C.V., Sponsored ADR                                7,084             403,575
Eagle Materials, Inc.                                          245,000          11,637,500
Martin Marietta Materials, Inc.                                130,000          11,849,500
Polaris Minerals Corp.                                         929,100           4,002,047*
                                                                            --------------
                                                                                27,892,622

COAL 1.50%
----------------------------------------------------------------------------------------------
Bounty Industries Ltd.                                       9,500,000           1,762,844*
Coalcorp Mining, Inc.                                       12,288,625           7,939,884*
Coalcorp Mining, Inc., Warrants (September 2007)               500,000              53,843*
Coalcorp Mining, Inc., Warrants (February 2011)              6,916,000           1,986,019*
CONSOL Energy, Inc.                                            100,000           4,672,000
NEMI Northern Energy & Mining, Inc.                          1,514,460           1,494,958*
Western Canadian Coal Corp.                                    555,000           1,270,023*
                                                                            --------------
                                                                                19,179,571

DATA PROCESSING & SOFTWARE 0.01%
----------------------------------------------------------------------------------------------
Stockgroup Information Systems, Inc.                           179,000              76,970*

DIAMOND MINING & EXPLORATION 0.03%
----------------------------------------------------------------------------------------------
Diamond Fields International Ltd.                              112,000              14,071*
Diamond Fields International Ltd., Warrants (November
  2006)                                                        112,000                   0*
Diamonds North Resources Ltd.                                  178,000             127,787*
Metalex Ventures Ltd.                                           30,000              14,268*
Vaaldiam Resources Ltd.                                        252,000             192,220*
Verena Minerals Corp.                                          459,000              67,963*
                                                                            --------------
                                                                                   416,309

FINANCIAL SERVICES 2.97%
----------------------------------------------------------------------------------------------
CI Financial, Inc.                                             666,300          17,662,765*
GMP Capital Trust                                              886,900          18,727,291
Jovian Capital Corp.                                         2,010,600           1,714,066*
                                                                            --------------
                                                                                38,104,122

See notes to portfolios of investments and notes to financial statements.

                                                                  65



GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                   June 30, 2006

COMMON STOCKS AND WARRANTS                                      SHARES               VALUE

GAS & PROPANE DISTRIBUTION 0.28%
----------------------------------------------------------------------------------------------
Energy Savings Income Fund                                     220,000      $    3,652,353

GENERAL METAL & MINERAL MINING 8.99%
----------------------------------------------------------------------------------------------
African Copper plc                                           1,530,000           1,852,324*
Altius Minerals Corp.                                          100,000             574,326*
Amarc Resources Ltd.                                           184,000              66,460*
Amerigo Resources Ltd.                                         685,600           1,408,915
Atacama Minerals Corp.                                         500,000             610,221*
Baja Mining Corp.                                               56,350              76,357*
Baja Mining Corp. (RS)                                       2,111,000           2,860,511*
Baja Mining Corp., Warrants (April 2008) (RS)                1,055,500             246,269*
Baja Mining Corp., Warrants (April 2009)                        19,720              21,236*
Breakwater Resources Ltd.                                      270,000             300,444*
Breakwater Resources Ltd., Warrants (January 2009)           3,215,500           1,991,022*
Central African Mining & Exploration Co., plc               10,011,667          11,565,665*
Consolidated Thompson-Lundmark Gold Mines Ltd.                 900,000           2,164,491*+
Constellation Copper Corp.                                   2,925,000           6,667,115*
Dumont Nickel, Inc.                                            290,500              43,014*
European Nickel plc                                            770,000             494,572*
EuroZinc Mining Corp.                                          663,500           1,601,665*
Farallon Resources Ltd.                                         54,700              37,797*
FNX Mining Co., Inc.                                           120,000           1,141,473*
Gabriel Resources Ltd.                                         245,600             636,949*
International Molybdenum plc                                 1,981,670             265,554*
International Molybdenum plc, Warrants (July 2010)             958,335              53,140*
JNR Resources, Inc.                                          1,525,300           1,574,097*
JSC MMC Norilsk Nickel, ADR                                    120,000          15,600,000
Katanga Mining Ltd.                                            552,000           3,120,743*
Labrador Iron Ore Royalty Trust                                150,000           3,207,700
LionOre Mining International Ltd.                              782,000           4,252,632*
Lundin Mining Corp.                                             88,125           2,598,634*
Minefinders Corp., Ltd.                                        468,500           3,821,658*
North American Tungsten Corp., Ltd.                            155,000             157,177*
Northern Peru Copper Corp.                                     502,000           1,419,034*
Pacifica Resources Ltd. (RS)                                   500,000             323,956*
Pacifica Resources Ltd., Warrants (March 2008) (RS)            125,000                   0*
Precious Metals Australia Ltd.                               1,000,000           1,298,938*
Red Dragon Resources Corp.                                      76,000              54,561*
Red Dragon Resources Corp., Units (RS)                       3,720,000           2,537,084*
Revett Minerals, Inc.                                        4,645,300           5,169,087*+
Sherritt International Corp.                                 1,020,000          10,224,256
Skye Resources, Inc.                                           400,000           3,248,531*
Southwestern Resources Corp.                                     5,000              43,164*
Sterling Group Ventures, Inc.                                  525,700              73,335*
Teck Cominco Ltd., Class B                                     215,000          12,922,960
Tenke Mining Corp.                                             607,000           6,808,902*

See notes to portfolios of investments and notes to financial statements.

66



GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                   June 30, 2006

COMMON STOCKS AND WARRANTS                                      SHARES               VALUE

GENERAL METAL & MINERAL MINING (CONT'D)
----------------------------------------------------------------------------------------------
Titanium Resources Group Ltd.                                1,000,000      $    1,367,779*
Toledo Mining Corp. plc                                        381,000             704,221*
Victoria Resources Corp.                                        29,000              13,533*
Zimasco Consolidated Enterprises Ltd. (RS)                      22,000               4,840*
                                                                            --------------
                                                                               115,226,342

GOLD & COPPER MINING 3.30%
----------------------------------------------------------------------------------------------
Continental Minerals Corp.                                     233,500             356,217*
Corriente Resources, Inc.                                        3,000              13,542*
European Minerals Corp.                                      1,540,750           1,313,512*
European Minerals Corp., Warrants (December 2008)              219,125              88,488*
European Minerals Corp., Warrants (April 2010)               1,001,000             386,261*
European Minerals Corp., Warrants (March 2011)                 665,000             274,510*
Fortress Minerals Corp.                                        700,000             716,113*
Ivanhoe Mines Ltd.                                           1,745,000          11,838,471*
Northern Dynasty Minerals Ltd.                                 775,000           6,822,587*
Northern Dynasty Minerals Ltd., Warrants (September
  2006)                                                        400,000           1,726,567*
Northern Orion Resources, Inc.                               2,011,620           9,892,473*
Northern Orion Resources, Inc., Warrants (May 2008)          1,433,900           4,954,023*
Northern Orion Resources, Inc., Warrants (February
  2010)                                                        571,550           1,256,605*
Northgate Minerals Corp.                                       115,500             424,190*
Northgate Minerals Corp., Warrants (December 2006)           1,006,900           1,238,600*
Taseko Mines Ltd.                                              165,000             420,514*
Taseko Mines Ltd., Warrants (September 2006)                   500,000             529,457*
                                                                            --------------
                                                                                42,252,130

GOLD MINING 8.04%
----------------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd., Warrants (November 2007)               17,000             277,950*
American Gold Capital Corp.                                    663,300           1,154,756*
Arizona Star Resource Corp.                                     15,300             175,057*
Bema Gold Corp., Warrants (October 2007)                       730,800           2,675,698*
Caledon Resources plc                                        5,970,000             648,837*
Cambior, Inc., Warrants (August 2008)                          354,000             276,376*
Century Mining Corp.                                           258,896             281,118*
Century Mining Corp., Warrants (March 2007)                    500,000             345,493*
Corona Gold Ltd.                                                50,000                 371*
Crowflight Minerals, Inc.                                    1,160,000             281,061*
Crystallex International Corp.                                 254,500             732,960*
Entree Gold, Inc.                                              495,000             466,415*
Gammon Lake Resources, Inc.                                     66,000             906,771*
Glencairn Gold Corp.                                           700,000             471,127*
Glencairn Gold Corp., Warrants (November 2008)                 345,000             105,263*
Gold Fields Ltd.                                               265,000           5,997,904
Gold Fields Ltd., Sponsored ADR                                 60,000           1,374,000
Goldcorp, Inc.                                                 826,268          24,970,059

See notes to portfolios of investments and notes to financial statements.

                                                                  67



GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                   June 30, 2006

COMMON STOCKS AND WARRANTS                                      SHARES               VALUE

GOLD MINING (CONT'D)
------------------------------------------------------------------------------------------
Goldcorp, Inc., Warrants (June 2011)                         1,249,908      $   14,514,109*
Great Basin Gold Ltd.                                           49,000              84,564*
Great China Mining, Inc.                                       649,750             110,458*
Harmony Gold Mining Co., Ltd., Sponsored ADR                   250,000           4,072,500*
IAMGOLD Corp.                                                  280,000           2,492,574
International Royalty Corp.                                    480,000           1,929,735*
Kinross Gold Corp.                                             265,000           2,894,109*
Kinross Gold Corp., Warrants (December 2007)                 1,170,300             997,698*
Medoro Resources Ltd.                                          837,713             526,225*
Meridian Gold, Inc.                                             32,000           1,013,760*
Metallic Ventures Gold, Inc.                                    10,000              17,858*
Metallica Resources, Inc.                                      276,000             844,582*
Metallica Resources, Inc., Warrants (December 2008)            200,000             240,499*
Mexgold Resources, Inc.                                        461,000           2,974,460*
Moto Goldmines Ltd.                                            200,000             915,332*
Nevada Pacific Gold Ltd.                                       371,648             480,256*
Olympus Pacific Minerals, Inc.                                 485,000             226,320*
Pacific Ridge Exploration Ltd.                                 125,000              28,043*
Pacific Rim Mining Corp.                                       105,000              80,850*
Planet Exploration, Inc.                                       160,000              61,740*
Polyus Gold Co., ADR                                            20,000             860,000*
Polyus Gold Co., Class S                                        60,000           2,580,000*
QGX Ltd.                                                       389,800             692,605*
Radius Gold, Inc.                                                9,600               5,427*
Randgold Resources Ltd., ADR                                   152,000           3,192,000*
Red Back Mining, Inc.                                          770,000           2,411,540*
Red Back Mining, Inc., Warrants (July 2007)                    150,000             200,565*
Reunion Gold Corp.                                             200,000             116,660*
Reunion Gold Corp., Warrants (December 2008)                   100,000                   0*
Ridge Mining plc                                               575,000             401,207*
Rio Narcea Gold Mines Ltd., Warrants (September 2008)          217,500              61,482*
Royal Roads Corp.                                            1,520,000             238,704*
Silk Road Resources Ltd.                                       265,000             353,143*
St. Andrew Goldfields Ltd.                                      15,500              26,428*
Stingray Resources, Inc.                                       125,000              94,225*
TLC Ventures Corp.                                             432,600             291,156*
TVI Pacific, Inc.                                            5,867,428             921,434*
Vedron Gold, Inc.                                               10,991               3,353*
Virginia Gold Mines, Inc.                                      320,100           1,163,373*
Wolfden Resources, Inc.                                        746,800           1,976,991*
X-Cal Resources Ltd.                                           412,500             133,262*
Yamana Gold, Inc.                                               15,000             147,530*
Yamana Gold, Inc., Warrants (November 2008)                  2,561,900          11,495,042*
                                                                            --------------
                                                                               103,013,015

See notes to portfolios of investments and notes to financial statements.

68



GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                   June 30, 2006

COMMON STOCKS AND WARRANTS                                      SHARES               VALUE

MINING EQUIPMENT & SERVICES 1.34%
----------------------------------------------------------------------------------------------
Dynatec Corp.                                                3,405,700      $    4,125,899*
Joy Global, Inc.                                               250,000          13,022,500
                                                                            --------------
                                                                                17,148,399

OIL & GAS - INTEGRATED 8.17%
----------------------------------------------------------------------------------------------
ConocoPhillips                                                 100,000           6,553,000
Novy Neft II Limited                                            60,000           2,799,900*
Oao Gazprom, Sponsored ADR                                     580,000          24,389,000
Petro-Canada                                                   270,000          12,806,473
PetroChina Co., Ltd., ADR                                       80,000           8,637,600
Petroleo Brasileiro S.A., ADR                                  357,000          28,502,880
Suncor Energy, Inc.                                            260,000          21,062,600
                                                                            --------------
                                                                               104,751,453

OIL & GAS DRILLING 4.11%
----------------------------------------------------------------------------------------------
ENSCO International, Inc.                                      175,000           8,053,500
Global Santa Fe Corp.                                          200,000          11,550,000
Leader Energy Services Ltd.                                  1,377,000           4,077,803*
Nabors Industries, Ltd.                                        100,000           3,379,000*
Rowan Companies, Inc.                                          128,200           4,562,638
Savanna Energy Services Corp.                                  220,000           4,515,098*
Transocean, Inc.                                               150,000          12,048,000*
Xtreme Coil Drilling Corp.                                     450,000           4,442,051*
                                                                            --------------
                                                                                52,628,090

OIL & GAS EQUIPMENT & SERVICES 11.49%
----------------------------------------------------------------------------------------------
Bristow Group, Inc.                                            112,400           4,046,400*
Calfrac Well Services Ltd.                                     204,500           4,404,361
Cameron International Corp.                                    150,000           7,165,500*
Canadian Sub-Surface Energy Services Corp. (RS)                 80,000             443,308*
Divestco, Inc.                                               1,000,000           4,083,098*
Grant Prideco, Inc.                                            255,000          11,411,250*
Halliburton Co.                                                185,000          13,728,850
Horizon North Logistics, Inc. (RS)                              65,229                   0*
Horizon North Logistics, Inc., Warrants (August 2006)
  (RS)                                                          45,900                   0*
Hyduke Energy Services, Inc.                                   525,000           1,220,218*
Hyduke Energy Services, Inc., Warrants (June 2007)             262,500                   0*
McDermott International, Inc.                                  472,500          21,484,575*
Mullen Group Income Fund                                       226,644           5,877,876
Oil States International, Inc.                                 285,000           9,769,800*
Pure Energy Services Ltd.                                       45,000             819,760*
Saxon Energy Services, Inc.                                  1,110,000           4,203,527*
Saxon Energy Services, Inc., Warrants (November 2006)          180,000                   0*
Schlumberger Ltd.                                              305,000          19,858,550

See notes to portfolios of investments and notes to financial statements.

                                                                  69



GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                   June 30, 2006

COMMON STOCKS AND WARRANTS                                      SHARES               VALUE

OIL & GAS EQUIPMENT & SERVICES (CONT'D)
------------------------------------------------------------------------------------------
Trican Well Service Ltd.                                       531,500      $   10,636,200
Veritas DGC, Inc.                                              110,000           5,673,800*
Weatherford International Ltd.                                 248,000          12,305,760*
W-H Energy Services, Inc.                                      200,000          10,166,000*
                                                                            --------------
                                                                               147,298,833

OIL & GAS EXPLORATION & PRODUCTION - JUNIOR 11.31%
----------------------------------------------------------------------------------------------
Aberdeen International, Inc.                                   250,250             175,165*
Anderson Energy Ltd., S/R                                       50,000             228,833*
Bankers Petroleum Ltd.                                       2,600,000           1,749,899*
Bankers Petroleum Ltd., Warrants (November 2009)             2,565,500             874,851*
Big Sky Energy Corp.                                         3,866,100           4,561,998*
Big Sky Energy Corp. (RS)                                    1,400,000           1,569,400*
Birchcliff Energy Ltd.                                         200,000             960,201*
Choice Resources Corp.                                       1,831,500           1,397,025*
Dune Energy, Inc. (RS)                                         377,358           1,090,414*
Energy XXI Acquisition Corp.                                   419,000           2,157,850*
Energy XXI Acquisition Corp., Warrants (October 2009)          790,000             900,600*
Exile Resources, Inc.                                           78,675              42,361*+
Exile Resources, Inc. (RS)                                   2,100,000           1,074,169*+
Exile Resources, Inc., Warrants (May 2008) (RS)              1,050,000                   0*
Exploration Company of Delaware                                860,000           9,167,600*
Gastar Exploration Ltd.                                        702,000           1,669,404*
Geopark Holdings Ltd., 144A                                    780,000           3,957,502*
Goodrich Petroleum Corp.                                       339,600           9,641,244*
Gran Tierra Energy, Inc.                                       265,350             875,655*
Gran Tierra Energy, Inc., Units (RS)                         3,100,000          12,000,100*
Grove Energy Ltd.                                            1,600,000           1,033,787
Ivanhoe Energy, Inc.                                           300,000             732,265*
Ivory Energy, Inc., Units                                    1,666,500           1,099,186*
Kereco Energy Ltd.                                             200,000           1,920,402*
Legacy Energy LLC, 144A (RS)                                   263,158           5,000,000*
Mission Oil & Gas, Inc.                                        990,800          12,661,185*
Orleans Energy Ltd.                                             40,500             212,613*
Pacific Stratus Energy Ltd.                                    747,000           2,145,107*+
Pacific Stratus Energy Ltd., Warrants (August 2006)            150,000                   0*
Pacific Stratus Energy Ltd., Warrants (July 2007)              160,000              28,716*
Pan-Ocean Energy Corp., Ltd.                                   252,000           9,945,672*
Pearl Exploration and Production Ltd.                          109,000             513,528*
Petrobank Energy & Resources Ltd.                              494,500           6,753,973*
PetroWorld Corp.                                             2,000,000             897,384*+
PetroWorld Corp., Warrants (July 2010)                       1,000,000                   0*
Salinas Energy Ltd.                                          1,075,000             406,939*
Signal Energy, Inc.                                          1,124,800           1,231,441*
Sound Oil plc                                               14,005,500           1,617,942*

See notes to portfolios of investments and notes to financial statements.

70



GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                   June 30, 2006

COMMON STOCKS AND WARRANTS                                      SHARES               VALUE

OIL & GAS EXPLORATION & PRODUCTION - JUNIOR (CONT'D)
----------------------------------------------------------------------------------------------
Tanganyika Oil Co., Ltd.                                       199,600      $    1,979,252*
Trident Resources Corp., Units (RS)                             80,000           5,000,000
Tyner Resources Ltd.                                           890,000             391,349*
Tyner Resources Ltd., Warrants (May 2007)                      425,000                   0*
Valkyries Petroleum Corp.                                      382,300           4,463,340*
Verona Development Corp.                                       407,300             500,741*
Warren Resources, Inc.                                         670,000           9,621,200*
White Nile Ltd.                                             12,219,000          22,697,914*
                                                                            --------------
                                                                               144,948,207

OIL & GAS EXPLORATION & PRODUCTION - SENIOR 6.44%
----------------------------------------------------------------------------------------------
Duvernay Oil Corp.                                              60,000           2,110,109*
EnCana Corp.                                                   415,000          21,860,753
Galleon Energy, Inc., Class A                                  275,600           5,361,877*
Newfield Exploration Co.                                       200,000           9,788,000*
Nexen, Inc.                                                    360,000          20,320,366
Niko Resources Ltd.                                            100,000           5,657,110
OPTI Canada, Inc.                                              510,000          10,457,666*
Southwestern Energy Co.                                        225,000           7,011,000*
                                                                            --------------
                                                                                82,566,881

OIL & GAS REFINING & MARKETING 3.64%
----------------------------------------------------------------------------------------------
Frontier Oil Corp.                                             430,000          13,932,000
Tesoro Corp.                                                   100,000           7,436,000
Valero Energy Corp.                                            380,000          25,277,600
                                                                            --------------
                                                                                46,645,600

OIL & GAS ROYALTY TRUSTS 7.88%
----------------------------------------------------------------------------------------------
ARC Energy Trust                                               165,000           4,145,915
Baytex Energy Trust                                            520,000          11,292,682
Bonavista Energy Trust                                         300,000           9,422,533
Canadian Oil Sands Trust                                       525,000          16,960,560
Crescent Point Energy Trust                                    453,100           8,876,182
Daylight Energy Trust                                          375,000           3,701,710
Enerplus Resources Fund                                        140,000           7,873,598
Harvest Energy Trust                                           350,000          10,430,744
Penn West Energy Trust                                         310,000          12,490,690
San Juan Basin Royalty Trust                                   100,000           3,895,000
Sequoia Oil & Gas Trust                                        295,000           4,307,130
Vermilion Energy Trust                                         245,000           7,596,132
                                                                            --------------
                                                                               100,992,876

See notes to portfolios of investments and notes to financial statements.

                                                                  71



GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                   June 30, 2006

COMMON STOCKS AND WARRANTS                                      SHARES               VALUE

PLATINUM GROUP METALS 0.69%
----------------------------------------------------------------------------------------------
African Minerals, Special Warrants (RS)                         12,500      $       41,250*
African Platinum plc                                         6,485,000           3,955,561*
Anooraq Resources Corp.                                        750,000             625,925*
Aquarius Platinum Ltd.                                           6,862             100,593
Beartooth Platinum Corp.                                     2,480,000             300,444*
Eastern Platinum Ltd.                                          904,000           1,095,168*
Eastern Platinum Ltd. (RS)                                   1,800,000           2,072,419*
Eastern Platinum Ltd., Warrants (April 2008)                   200,500             210,513*
Eastern Platinum Ltd., Warrants (March 2009) (RS)              900,000                   0*
Osmium Holdings S.A. (RS)                                          104              10,400*
Pacific North West Capital Corp.                                 6,000               2,100*
Platinum Group Metals Ltd.                                     242,700             413,811*
SouthernEra Diamonds, Inc., Warrants (November 2008)           100,000               5,833*
                                                                            --------------
                                                                                 8,834,017

POTASH & AGRICULTURAL FERTILIZERS 0.03%
----------------------------------------------------------------------------------------------
Spur Ventures, Inc.                                            435,000             370,844*

POWER TECHNOLOGY 0.34%
----------------------------------------------------------------------------------------------
Dynex Power, Inc.                                              660,000              71,073*
Dynex Power, Inc., Warrants (August 2006)                      330,000                   0*
Gamesa Corporacion Tecnologica, S.A.                           200,000           4,284,024
                                                                            --------------
                                                                                 4,355,097

SILVER MINING 2.24%
----------------------------------------------------------------------------------------------
Pan American Silver Corp., Warrants (February 2008)             42,400             361,466*
Silver Wheaton Corp.                                            50,000             471,127*
Silver Wheaton Corp., Warrants (August 2009)                 6,905,770           9,047,807*
Silver Wheaton Corp., Warrants (November 2009)               4,275,720           5,179,900*
Silver Wheaton Corp., Warrants (December 2010)               1,348,440           6,110,847*
Silvercorp Metals, Inc.                                        445,000           5,750,437*
Silvercorp Metals, Inc., Warrants (September 2006)             200,000           1,758,873*
                                                                            --------------
                                                                                28,680,457

STEEL 3.20%
----------------------------------------------------------------------------------------------
Chaparral Steel Co.                                             50,000           3,626,500*
Nucor Corp.                                                    210,000          11,392,500
Russel Metals, Inc.                                            562,400          13,071,441
United States Steel Corp.                                      185,000          12,972,200
                                                                            --------------
                                                                                41,062,641

See notes to portfolios of investments and notes to financial statements.

72



GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                   June 30, 2006

COMMON STOCKS AND WARRANTS                                      SHARES               VALUE

SUGAR/ETHANOL 1.16%
----------------------------------------------------------------------------------------------
Cosan S.A. Industria e Comercio                                165,000      $   10,636,553*
Infinity Bio-Energy Ltd.                                       687,400           3,608,850*
Infinity Bio-Energy Ltd., Warrants (May 2010)                1,374,800             659,904*
                                                                            --------------
                                                                                14,905,307

TRANSPORTATION 1.02%
----------------------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp.                             165,000          13,076,250

URANIUM 0.56%
----------------------------------------------------------------------------------------------
Khan Resources Inc., Special Warrants (RS)                     400,000             358,954*
UMC Energy plc                                               1,000,000             425,121*+
UMC Energy plc, Warrants (January 2007)                        500,000                   0*
UrAsia Energy Ltd.                                           1,635,850           4,110,360*
Western Prospector Group Ltd.                                1,143,000           2,287,333*
                                                                            --------------
                                                                                 7,181,768

----------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS AND WARRANTS                                             1,189,233,354
----------------------------------------------------------------------------------------------
  (cost $1,002,502,644)

                                                            PRINCIPAL
CONVERTIBLE DEBENTURES 0.13%                                 AMOUNT

OIL & GAS EXPLORATION & PRODUCTION - JUNIOR 0.13%
---------------------------------------------------------------------------------------------
Gastar Exploration Ltd., 9.75%, maturity 11/12/09        $ 1,500,000              816,300
Ivory Energy, Inc., 10.00%, maturity 12/15/07     CAD      1,000,000              897,384
                                                                           --------------
                                                                                1,713,684

---------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE DEBENTURES                                                    1,713,684
---------------------------------------------------------------------------------------------
  (cost $2,327,472)

NOTE UNIT 0.52%

OIL & GAS EXPLORATION & PRODUCTION - JUNIOR 0.52%
---------------------------------------------------------------------------------------------
Pacific Stratus Energy Ltd., 13.00%, maturity
  6/14/11(RS)
  (cost $6,785,196)                               CAD      7,480,000            6,712,434

See notes to portfolios of investments and notes to financial statements.

                                                                  73



GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                 June 30, 2006

PURCHASED OPTIONS 2.82%                                   CONTRACTS                VALUE

ALUMINUM 0.05%
--------------------------------------------------------------------------------------------
Alcan, Inc., Strike Price 40, Call, Expiration Jan.
  2008 (premium $901,500)                                       500       $      665,000

CHEMICALS - DIVERSIFIED 0.01%
--------------------------------------------------------------------------------------------
Lyondell Chemical Co., Strike Price 30, Call,
  Expiration Jan. 2007 (premium $470,482)                     1,500               52,500
The Dow Chemical Co., Strike Price 45, Call,
  Expiration Jan. 2007 (premium $216,490)                       500               42,500
                                                                          --------------
                                                                                  95,000

COAL 0.41%
--------------------------------------------------------------------------------------------
CONSOL Energy, Inc., Strike Price 35, Call,
  Expiration Jan. 2007 (premium $766,400)                       800            1,120,000
Peabody Energy Corp., Strike Price 35, Call,
  Expiration Jan. 2007 (premium $1,252,114)                   1,100            2,519,000
Peabody Energy Corp., Strike Price 45, Call,
  Expiration Jan. 2007 (premium $990,650)                     1,050            1,575,000
                                                                          --------------
                                                                               5,214,000

GENERAL METAL & MINERAL MINING 0.01%
--------------------------------------------------------------------------------------------
Teck Cominco Ltd., Strike Price 70, Call, Expiration
  Jan. 2007 (premium $106,004)                                  200              124,736

GOLD MINING 0.25%
--------------------------------------------------------------------------------------------
Barrick Gold Corp., Strike Price 20, Call,
  Expiration Jan. 2007 (premium $287,550)                       200              255,000
Barrick Gold Corp., Strike Price 20, Call,
  Expiration Jan. 2008 (premium $327,798)                       225              263,250
Barrick Gold Corp., Strike Price 20, Call,
  Expiration Jan. 2009 (premium $63,650)                         50               51,000
Barrick Gold Corp., Strike Price 25, Call,
  Expiration Jan. 2007 (premium $200,600)                       200              120,000
Barrick Gold Corp., Strike Price 25, Call,
  Expiration Jan. 2008 (premium $244,671)                       225              186,750
Barrick Gold Corp., Strike Price 25, Call,
  Expiration Jan. 2009 (premium $48,650)                         50               50,000
Philadelphia Stock Exchange Gold & Silver Index,
  Strike Price 110, Put, Expiration Dec. 2006
  (premium $2,251,760)                                        3,100              837,000
Philadelphia Stock Exchange Gold & Silver Index,
  Strike Price 120, Put, Expiration Dec. 2006
  (premium $3,501,240)                                        3,100            1,426,000
                                                                          --------------
                                                                               3,189,000

See notes to portfolios of investments and notes to financial statements.

74



GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                 June 30, 2006

PURCHASED OPTIONS                                         CONTRACTS                VALUE

INDEX FUND 1.42%
--------------------------------------------------------------------------------------------
Energy Select Sector SPDR Fund, Strike Price 48,
  Call, Expiration Jan. 2007 (premium $1,511,000)             2,000       $    2,160,000
Energy Select Sector SPDR Fund, Strike Price 52,
  Call, Expiration Sept. 2006 (premium $87,000)                 250              162,500
Energy Select Sector SPDR Fund, Strike Price 55,
  Call, Expiration Sept. 2006 (premium $3,130,900)           10,750            4,515,000
Oil Service HOLDRS Trust, Strike Price 130, Call,
  Expiration Jan. 2007 (premium $5,711,390)                   2,425            6,959,750
Oil Service HOLDRS Trust, Strike Price 140, Call,
  Expiration Oct. 2006 (premium $2,696,222)                   1,825            3,339,750
Oil Service HOLDRS Trust, Strike Price 150, Call,
  Expiration Jan. 2007 (premium $1,066,000)                     675            1,086,750
                                                                          --------------
                                                                              18,223,750

OIL & GAS - INTEGRATED 0.18%
--------------------------------------------------------------------------------------------
Suncor Energy, Inc., Strike Price 75, Call,
  Expiration Jan. 2008 (premium $1,200,430)                     600            1,251,000
Suncor Energy, Inc., Strike Price 80, Call,
  Expiration Jan. 2008 (premium $1,071,300)                     600            1,122,000
                                                                          --------------
                                                                               2,373,000

OIL & GAS DRILLING 0.26%
--------------------------------------------------------------------------------------------
Global Santa Fe Corp., Strike Price 50, Call,
  Expiration Jan. 2007 (premium $668,100)                       700              791,000
Transocean, Inc., Strike Price 60, Call, Expiration
  Jan. 2008 (premium $1,358,592)                                900            2,520,000
                                                                          --------------
                                                                               3,311,000

OIL & GAS EQUIPMENT & SERVICES 0.15%
--------------------------------------------------------------------------------------------
Schlumberger Ltd., Strike Price 50, Call, Expiration
  Jan. 2007 (premium $1,369,890)                              1,100            1,903,000

OIL & GAS EXPLORATION & PRODUCTION - SENIOR 0.00%
--------------------------------------------------------------------------------------------
EnCana Corp., Strike Price 40, Put, Expiration July
  2006 (premium $174,731)                                       662                3,310

OIL & GAS REFINING & MARKETING 0.01%
--------------------------------------------------------------------------------------------
Frontier Oil Corp., Strike Price 30, Call,
  Expiration Jan. 2007 (premium $76,600)                        200              106,000

See notes to portfolios of investments and notes to financial statements.

                                                                  75


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                 June 30, 2006

PURCHASED OPTIONS                                         CONTRACTS                VALUE

SILVER MINING 0.00%
--------------------------------------------------------------------------------------------
Silver Wheaton Corp., Strike Price 7.50, Put,
  Expiration Sept. 2006 (premium $95,688)                     1,000       $       35,000

TRANSPORTATION 0.07%
--------------------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp., Strike Price 65,
  Call, Expiration Jan. 2007 (premium $606,500)                 500              882,500

--------------------------------------------------------------------------------------------
TOTAL PURCHASED OPTIONS                                                       36,125,296
--------------------------------------------------------------------------------------------
  (cost $32,453,902)

--------------------------------------------------------------------------------------------
TOTAL SECURITIES                                                           1,233,784,768
--------------------------------------------------------------------------------------------

                                                         PRINCIPAL
REPURCHASE AGREEMENT 4.59%                                AMOUNT

Joint Tri-Party Repurchase Agreement, Morgan Stanley
  Dean Witter, 06/30/06, 4.50%, due 07/03/06,
  repurchase price $58,840,967, collateralized by
  U.S. Treasury securities held in a joint tri-party
  repurchase account (cost $58,818,910)                 $58,818,910           58,818,910

--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS 100.85%                                                  1,292,603,678
--------------------------------------------------------------------------------------------
  (cost $1,102,888,124)
Other assets and liabilities, net (0.85)%                                    (10,939,197)
                                                                          --------------

NET ASSETS 100%                                                           $1,281,664,481
                                                                          --------------

See notes to portfolios of investments and notes to financial statements.

76



WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                                  June 30, 2006

COMMON STOCKS AND WARRANTS 78.76%                               SHARES              VALUE

DATA PROCESSING & SOFTWARE 0.05%
---------------------------------------------------------------------------------------------
Stockgroup Information Systems, Inc.                         1,050,000       $    451,500*

DIAMOND MINING & EXPLORATION 0.86%
---------------------------------------------------------------------------------------------
Aber Diamond Corp.                                              87,000          2,670,857
Diagem International Resource Corp.                          1,008,000            117,593*
Diamond Fields International Ltd.                            1,715,000            215,462*
Diamond Fields International Ltd., Warrants (November
  2006)                                                        512,000                  0*
Diamonds North Resources Ltd.                                2,650,400          1,902,742*+
Kimberley Diamond Co. NL                                       500,000            460,195*
Metalex Ventures Ltd.                                          101,000             48,037*
Shore Gold, Inc.                                               348,000          1,552,080*
SouthernEra Diamonds, Inc., Warrants (November 2008)           100,000              5,833*
Tahera Diamond Corp.                                           161,600            334,990*
Vaaldiam Resources Ltd.                                        758,000            578,185*
                                                                             ------------
                                                                                7,885,974

FINANCIAL SERVICES 0.81%
---------------------------------------------------------------------------------------------
GMP Capital Trust                                              272,800          5,760,294
Jovian Capital Corp.                                         1,988,100          1,694,885*
                                                                             ------------
                                                                                7,455,179

GOLD ROYALTY COMPANY 0.23%
---------------------------------------------------------------------------------------------
Aberdeen International, Inc.                                 2,207,500          1,545,161*+
Aberdeen International, Inc., Warrants (December 2007)       1,000,000                  0*
International Royalty Corp.                                    135,000            542,738*
                                                                             ------------
                                                                                2,087,899

GOLD/MINERAL EXPLORATION & DEVELOPMENT 17.57%
---------------------------------------------------------------------------------------------
African Minerals, Special Warrants (RS)                        112,500            371,250*
African Platinum plc                                        11,681,967          7,125,480*
AfriOre Ltd.                                                 1,963,900          9,076,219*
Alamos Gold, Inc.                                              902,100          7,285,772*
Amarc Resources Ltd.                                           597,545            215,832*
American Gold Capital Corp.                                  1,641,900          2,858,425*+
Amerix Precious Metals Corp.                                   510,300            425,880*
Andina Minerals, Inc.                                          187,000            251,716*
Anooraq Resources Corp.                                      3,394,900          2,828,349*
Arizona Star Resource Corp.                                    379,600          4,343,249*
Atikwa Minerals Corp.                                        2,288,333            133,478*+
Atlas Cromwell Ltd.                                            667,500            778,705*
Atlas Cromwell Ltd., 144A, Units (RS)                          400,000            536,995*
AuEx Ventures, Inc.                                             63,700            105,752*
Aurizon Mines Ltd.                                             180,000            500,740*

See notes to portfolios of investments and notes to financial statements.

                                                                  77



WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                                  June 30, 2006

COMMON STOCKS AND WARRANTS                                      SHARES              VALUE

GOLD/MINERAL EXPLORATION & DEVELOPMENT (CONT'D)
---------------------------------------------------------------------------------------------
Baja Mining Corp.                                              116,900       $    158,405*
Baja Mining Corp. (RS)                                       1,055,500          1,430,255*
Baja Mining Corp., Warrants (April 2008) (RS)                  527,750            123,135*
Baja Mining Corp., Warrants (April 2009)                       496,040            534,166*
Beartooth Platinum Corp.                                     3,534,500            428,194*
Bendigo Mining NL                                            1,201,000          1,533,281*
Bolnisi Gold NL                                              1,000,000          1,840,780
Caledon Resources plc                                       20,290,000          2,205,178*+
Candente Resource Corp.                                        260,000            226,320*
Central African Gold plc                                     4,825,000          1,360,039*
Central African Mining & Exploration Co., plc                2,510,000          2,899,599*
Coalcorp Mining, Inc.                                          517,500            334,365*
Coalcorp Mining, Inc., Warrants (February 2011)                204,000             58,581*
Continental Minerals Corp.                                     641,500            978,642*
Continental Precious Minerals, Inc.                            256,000            578,921*
Coral Gold Resources Ltd.                                       54,200            198,930*
Corona Gold Ltd.                                               812,500              6,031*
Corriente Resources, Inc.                                      494,300          2,231,192*
Crown Resources Corp.                                          161,500            524,875*
Dumont Nickel, Inc.                                          1,855,500            274,741*
Eastern Platinum Ltd.                                        3,796,425          4,599,250*
Eastern Platinum Ltd., Warrants (April 2008)                   799,000            838,902*
ECU Silver Mining, Inc.                                        987,000          2,612,869*
Erdene Gold, Inc.                                              524,900            433,354*
European Minerals Corp.                                      1,579,800          1,346,803*
European Minerals Corp., Warrants (December 2008)            1,904,200            768,959*
European Minerals Corp., Warrants (April 2010)               1,893,500            730,655*
European Minerals Corp., Warrants (March 2011)               2,374,000            979,979*
European Nickel plc                                            400,000            256,921*
EXMIN Resources, Inc.                                        1,504,000            276,681*
EXMIN Resources, Inc., Warrants (February 2007)                500,000                  0*
Farallon Resources Ltd.                                      2,447,500          1,691,188*
First Point Minerals Corp.                                   1,761,500            308,245*
Fortress Minerals Corp.                                        441,000            451,151*
Frontier Pacific Mining Corp.                                1,538,000            579,674*
Gabriel Resources Ltd.                                       1,321,300          3,426,712*
GBS Gold International, Inc.                                   739,100          1,160,699*
Gold Reserve, Inc.                                             272,600          1,567,992*
Gold Summit Corp.                                              329,000             59,048*
Golden China Resources Corp.                                 1,793,000            402,252*
Golden Odyssey Mining, Inc.                                  1,473,500            350,408*
Grandview Gold, Inc.                                           584,000            581,720*+
Grandview Gold, Inc. (RS)                                      700,000            662,718*+
Grandview Gold, Inc., Warrants (August 2006)                   200,000                  0*
Grandview Gold, Inc., Warrants (July 2009) (RS)                350,000                  0*
Great Basin Gold Ltd.                                        1,456,300          2,509,172*

See notes to portfolios of investments and notes to financial statements.

78



WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                                  June 30, 2006

COMMON STOCKS AND WARRANTS                                      SHARES              VALUE

GOLD/MINERAL EXPLORATION & DEVELOPMENT (CONT'D)
---------------------------------------------------------------------------------------------
Guyana Goldfields, Inc.                                         87,000       $    628,483*
Inca Pacific Resources, Inc.                                   198,000            142,146*
Inca Pacific Resources, Inc., Warrants (November 2006)         900,000                  0*
International Molybdenum plc                                 1,105,000            148,076*
Ivanhoe Mines Ltd.                                           1,134,500          7,696,685*
Katanga Mining Ltd.                                             15,200             85,934*
Kings Minerals NL                                            8,376,266          1,709,753*
Lake Shore Gold Corp.                                          559,000            902,948*
Latitude Resources plc                                       3,000,000            304,978*
Laurion Gold, Inc.                                             175,000             23,556*
Laurion Gold, Inc., Special Warrants                         1,500,000             67,304*
Linear Gold Corp.                                            1,033,600          4,628,406*
Medoro Resources Ltd.                                          267,857            168,259*
Medoro Resources Ltd., 144A                                    188,285            118,275*
Metallic Ventures Gold, Inc.                                 1,267,200          2,262,959*
Metallic Ventures Gold, Inc., Warrants (March 2009)            304,500             87,441*
Metallica Resources, Inc.                                      350,000          1,071,028*
Metallica Resources, Inc., Warrants (December 2008)          1,165,300          1,401,267*
Minefinders Corp., Ltd.                                      1,033,800          8,432,936*
Mirasol Resources Ltd.                                         115,000             65,015*
Moss Lake Gold Mines Ltd.                                    2,698,500            702,261*+
Moto Goldmines Ltd.                                          1,041,700          4,767,506*
Moto Goldmines Ltd., Warrants (August 2007)                    137,500            228,272*
Moydow Mines International, Inc.                               178,000             38,336*
Northern Dynasty Minerals Ltd.                                 597,700          5,261,755*
Northern Dynasty Minerals Ltd., Warrants (September
  2006)                                                        100,000            431,642*
NovaGold Resources, Inc.                                       110,000          1,412,572*
NovaGold Resources, Inc., Warrants (January 2008)                4,100             19,500*
NovaGold Resources, Inc., Warrants (October 2008)               25,400            194,885*
Odyssey Resources Ltd.                                       1,774,000            238,794*
Olympus Pacific Minerals, Inc.                               1,415,000            660,295*
Osmium Holdings S.A. (RS)                                          891             89,100*
Oxus Gold plc                                                  250,000            242,596*
Pacific North West Capital Corp.                             1,664,466            582,529*
Pacific Rim Mining Corp.                                     5,099,600          3,926,481*
Peru Copper Corp.                                              351,975          1,809,859*
Planet Exploration, Inc.                                       654,000            252,362*
Platinum Group Metals Ltd.                                     465,200            793,180*
Platte River Gold U.S., Inc. (RS)                              773,500          1,547,000*
Platte River Gold U.S., Inc., Warrants (March 2009)
  (RS)                                                         195,000                  0*
QGX Ltd.                                                       943,900          1,677,141*
Radius Gold, Inc.                                            1,413,700            799,238*
Red Hill Energy, Inc.                                          171,900            117,238*
Reunion Gold Corp.                                           1,253,000            730,875*
Reunion Gold Corp., Warrants (December 2008)                   150,000                  0*
Ridge Mining plc                                             1,185,000            826,836*

See notes to portfolios of investments and notes to financial statements.

                                                                  79



WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                                  June 30, 2006

COMMON STOCKS AND WARRANTS                                      SHARES              VALUE

GOLD/MINERAL EXPLORATION & DEVELOPMENT (CONT'D)
---------------------------------------------------------------------------------------------
Romarco Minerals, Inc.                                       7,980,853       $  1,503,997*+
Romarco Minerals, Inc., Warrants (September 2007)            5,682,353                  0*
Rubicon Minerals Corp.                                         207,900            259,327*
Solitario Resources Corp.                                      539,300          1,379,284*
Southwestern Resources Corp.                                    27,000            233,087*
St. Andrew Goldfields Ltd.                                     802,150          1,367,690*
Stingray Resources, Inc.                                       375,000            282,676*
Stratagold Corp.                                             1,351,100          1,600,442*
Strongbow Exploration, Inc.                                    775,000            396,419*
Sydney Resource Corp.                                          676,000            236,586*
Tenke Mining Corp.                                             261,000          2,927,716*
TLC Ventures Corp.                                           1,763,700          1,187,037*
Tone Resources Ltd.                                            148,500            230,542*
Vedron Gold, Inc.                                            5,829,501          1,778,643*+
Vedron Gold, Inc., Warrants (December 2006)                    425,000                  0*
Verena Minerals Corp.                                        1,747,000            258,675*
Viceroy Exploration Ltd.                                        48,000            361,825*
Victoria Resources Corp.                                       174,000             81,195*
Virginia Gold Mines, Inc.                                      513,800          1,867,358*
Wesdome Gold Mines Ltd.                                        311,600            559,250*
Western Exploration & Development Ltd., 144A, Special
  Warrants (RS)                                                600,000             30,000*
White Knight Resource Ltd.                                   1,754,900          3,559,092*
Wolfden Resources, Inc.                                        703,200          1,861,570*
X-Cal Resources Ltd.                                         3,456,000          1,116,489*
Yilgarn Mining Ltd.                                             19,026              2,895*
                                                                             ------------
                                                                              161,736,321

INTERMEDIATE & JUNIOR GOLD PRODUCERS 29.52%
---------------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd., Warrants (November 2007)              834,900         13,651,683*
Apollo Gold Corp., Warrants (December 2006)                    333,500                  0*
Avnel Gold Mining Ltd.                                           1,900              1,790*
Avnel Gold Mining Ltd., Warrants (June 2010)                    10,000              5,609*
Bema Gold Corp., Warrants (October 2007)                     3,762,580         13,776,037*
Cambior, Inc.                                                1,119,000          3,037,556*
Cambior, Inc., Warrants (October 2006)                         760,300            136,456*
Cambior, Inc., Warrants (August 2008)                        1,776,025          1,386,586*
Century Mining Corp.                                         2,856,725          3,101,931*
Century Mining Corp., Warrants (March 2007)                    500,000            345,493*
Crystallex International Corp.                                 628,000          1,808,640*
Dynatec Corp.                                                2,565,200          3,107,659*
Eldorado Gold Corp.                                            264,000          1,284,049*
Emperor Mines Ltd.                                           1,030,000            286,694*
Gammon Lake Resources, Inc.                                     55,000            755,642*
Glamis Gold Ltd.                                               125,400          4,753,438*
Glencairn Gold Corp.                                         3,183,000          2,142,280*

See notes to portfolios of investments and notes to financial statements.

80



WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                                  June 30, 2006

COMMON STOCKS AND WARRANTS                                      SHARES              VALUE

INTERMEDIATE & JUNIOR GOLD PRODUCERS (CONT'D)
---------------------------------------------------------------------------------------------
Glencairn Gold Corp., Warrants (November 2008)               1,471,500       $    448,970*
Golden Star Resources Ltd., Warrants (February 2007)           358,500            209,113*
Harmony Gold Mining Co., Ltd., Sponsored ADR                    78,000          1,270,620*
Hecla Mining Co.                                               400,000          2,100,000*
Herald Resources Ltd.                                        1,000,000            957,503*
High River Gold Mines Ltd.                                   1,702,500          3,513,932*
IAMGOLD Corp.                                                  470,909          4,191,972
Jaguar Mining, Inc.                                            318,100          1,313,106*
Jaguar Mining, Warrants (December 2007)                          8,000              9,512*
Kingsgate Consolidated Ltd.                                    319,459          1,218,789
Kinross Gold Corp.                                             231,000          2,522,789*
Kinross Gold Corp., Warrants (December 2007)                 3,604,400          3,072,805*
Leviathan Resources Ltd.                                       311,110            144,326*
LionOre Mining International Ltd.                              454,700          2,472,726*
Meridian Gold, Inc.                                            770,500         24,402,768*
Mexgold Resources, Inc.                                      2,188,700         14,121,912*
Nevada Pacific Gold Ltd.                                     3,010,335          3,890,055*
Nevsun Resources Ltd.                                           95,000            273,657*
Nevsun Resources Ltd., Warrants (June 2008)                    140,460            161,340*
Nevsun Resources Ltd., Warrants (October 2008)                  21,200             25,493*
Northern Orion Resources, Inc.                               6,329,110         31,124,512*
Northern Orion Resources, Inc., Warrants (May 2008)          4,394,790         15,183,687*
Northern Orion Resources, Inc., Warrants (February
  2010)                                                      2,089,068          4,593,006*
Northgate Minerals Corp.                                       196,500            720,478*
Northgate Minerals Corp., Warrants (December 2006)           5,793,180          6,961,221*
Randgold Resources Ltd., ADR                                 1,747,334         36,694,014*
Red Back Mining, Inc.                                        1,653,000          5,176,982*
Red Back Mining, Inc., Warrants (July 2007)                    150,000            200,565*
Resolute Mining Ltd.                                         1,360,000          1,766,555*
Revett Minerals, Inc.                                        2,242,900          2,495,801*
Rio Narcea Gold Mines Ltd., Warrants (September 2008)        1,240,250            350,589*
SEMAFO, Inc.                                                   317,700            632,920*
Silvercorp Metals, Inc.                                      1,159,800         14,987,320*
Sino Gold Ltd.                                               1,000,000          3,711,250*
Troy Resources NL                                              250,000            473,184
TVI Pacific, Inc.                                           10,658,856          1,673,890*
Yamana Gold, Inc.                                              562,806          5,535,383*
Yamana Gold, Inc., Warrants (November 2008)                  5,240,380         23,513,169*
                                                                             ------------
                                                                              271,697,457

INVESTMENT TRUSTS 0.80%
---------------------------------------------------------------------------------------------
iShares Silver Trust                                            20,000          2,227,800*
streetTRACKS Gold Trust                                         84,000          5,143,320*
                                                                             ------------
                                                                                7,371,120

See notes to portfolios of investments and notes to financial statements.

                                                                  81


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                                  June 30, 2006

COMMON STOCKS AND WARRANTS                                      SHARES              VALUE

METAL & MINERAL MINING 5.79%
---------------------------------------------------------------------------------------------
Amerigo Resources Ltd.                                       1,925,200       $  3,956,305
AMT International Mining Corp.                               1,000,000             15,256*
Aquarius Platinum Ltd.                                         110,045          1,613,198
Breakwater Resources Ltd.                                      495,000            550,814*
Breakwater Resources Ltd., Warrants (January 2009)           1,334,000            826,006*
Constellation Copper Corp.                                     270,000            615,426*
FNX Mining Co., Inc.                                            80,000            760,982*
HudBay Minerals, Inc.                                           50,000            637,143*
Impact Silver Corp.                                             19,500             20,824*
JNR Resources, Inc.                                            505,900            522,085*
Linear Metals Corp.                                            807,120                  0*
Linear Metals Corp., Warrants (July 2006)                      100,890                  0*
Lundin Mining Corp.                                            178,045          5,250,199*
New Pacific Metals Corp.                                        10,000             11,666*
North American Tungsten Corp., Ltd.                          1,183,000          1,199,614*
Northern Peru Copper Corp.                                      50,000            141,338*
Pan American Silver Corp.                                       10,000            179,900*
Pan American Silver Corp., Warrants (February 2008)            112,370            957,971*
Silver Wheaton Corp.                                           260,000          2,449,859*
Silver Wheaton Corp., Warrants (August 2009)                11,132,050         14,584,998*
Silver Wheaton Corp., Warrants (November 2009)               5,342,520          6,472,295*
Silver Wheaton Corp., Warrants (December 2010)               1,958,620          8,876,054*
Taseko Mines Ltd.                                              410,000          1,044,914*
Toledo Mining Corp. plc                                        330,200            610,325*
UrAsia Energy Ltd.                                              40,000            100,507*
Valhalla Uranium Ltd.                                          172,344            138,156*
Western Copper Corp.                                            50,000             50,702*
Western Prospector Group Ltd.                                  830,000          1,660,968*
Zimasco Consolidated Enterprises Ltd. (RS)                     192,500             42,350*
                                                                             ------------
                                                                               53,289,855

OIL & GAS EXPLORATION & PRODUCTION - JUNIOR 0.39%
---------------------------------------------------------------------------------------------
Bankers Petroleum Ltd., Warrants (November 2009)                33,000             11,253*
Big Sky Energy Corp.                                         2,528,750          2,983,925*
Big Sky Energy Corp. (RS)                                      500,000            560,500*
                                                                             ------------
                                                                                3,555,678

OIL & GAS EXTRACTION 0.17%
---------------------------------------------------------------------------------------------
Choice Resources Corp.                                         613,500            467,963*
Pacific Stratus Energy Ltd.                                    367,500          1,055,324*
Pacific Stratus Energy Ltd., Warrants (August 2006)             56,250                  0*
Pacific Stratus Energy Ltd., Warrants (July 2007)               85,000             15,256*
                                                                             ------------
                                                                                1,538,543

See notes to portfolios of investments and notes to financial statements.

82



WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                                  June 30, 2006

COMMON STOCKS AND WARRANTS                                      SHARES              VALUE

OIL & GAS ROYALTY TRUSTS 0.18%
---------------------------------------------------------------------------------------------
ARC Energy Trust                                                 5,000       $    125,634
Bonavista Energy Trust                                           5,000            157,042
Harvest Energy Trust                                            45,233          1,348,040
                                                                             ------------
                                                                                1,630,716

SENIOR GOLD PRODUCERS 22.39%
---------------------------------------------------------------------------------------------
Barrick Gold Corp.                                              94,574          2,799,390
Freeport-McMoRan Copper & Gold, Inc., Class B                  120,000          6,649,200
Gold Fields Ltd.                                               240,000          5,432,064
Gold Fields Ltd., Sponsored ADR                                571,000         13,075,900
Goldcorp, Inc.                                               4,002,409        120,953,911
Goldcorp, Inc., Warrants (April 2007)                              100              3,722*
Goldcorp, Inc., Warrants (June 2011)                         3,798,506         44,108,707*
Lihir Gold Ltd.                                                850,000          1,817,028*
Newmont Mining Corp.                                           100,000          5,293,000
Polyus Gold Co., ADR                                            20,000            860,000*
Polyus Gold Co., Class S                                       117,500          5,052,500*
                                                                             ------------
                                                                              206,045,422

---------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS AND WARRANTS                                              724,745,664
---------------------------------------------------------------------------------------------
  (cost $519,237,449)

INDEX FUND 0.20%

Market Vectors Gold Miners Exchange Traded Fund (ETF)
  (cost $1,890,601)                                             49,000          1,896,300*

See notes to portfolios of investments and notes to financial statements.

                                                                  83



WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                                  June 30, 2006

PURCHASED OPTIONS 0.64%                                      CONTRACTS              VALUE

SENIOR GOLD PRODUCERS 0.64%
---------------------------------------------------------------------------------------------
Barrick Gold Corp., Strike Price 17.50, Call,
  Expiration Jan. 2007 (premium $29,600)                           200       $    153,000
Barrick Gold Corp., Strike Price 20, Call, Expiration
  Jan. 2007 (premium $234,806)                                     164            209,100
Barrick Gold Corp., Strike Price 20, Call, Expiration
  Jan. 2008 (premium $243,874)                                     159            186,030
Barrick Gold Corp., Strike Price 25, Call, Expiration
  Jan. 2007 (premium $164,126)                                     164             98,400
Barrick Gold Corp., Strike Price 25, Call, Expiration
  Jan. 2008 (premium $184,087)                                     159            131,970
Freeport-McMoRan Copper & Gold, Inc., Strike Price 40,
  Put, Expiration Nov. 2006 (premium $525,708)                   1,200            144,000
Gold Fields Ltd., Strike Price 30, Call, Expiration
  Jan. 2007 (premium $170,400)                                     800            108,000
Newmont Mining Corp., Strike Price 50, Call,
  Expiration Jan. 2008 (premium $231,600)                          200            242,000
Newmont Mining Corp., Strike Price 60, Call,
  Expiration Jan. 2008 (premium $151,600)                          200            152,000
Philadelphia Stock Exchange Gold & Silver Index,
  Strike Price 110, Put, Expiration Dec. 2006 (premium
  $3,828,578)                                                    5,592          1,509,840
Philadelphia Stock Exchange Gold & Silver Index,
  Strike Price 120, Put, Expiration Dec. 2006 (premium
  $6,862,842)                                                    6,392          2,940,320
                                                                             ------------
                                                                                5,874,660

---------------------------------------------------------------------------------------------
TOTAL PURCHASED OPTIONS                                                         5,874,660
---------------------------------------------------------------------------------------------
  (cost $12,627,221)

---------------------------------------------------------------------------------------------
TOTAL SECURITIES                                                              732,516,624
---------------------------------------------------------------------------------------------

                                                           PRINCIPAL
REPURCHASE AGREEMENT 19.77%                                  AMOUNT

Joint Tri-Party Repurchase Agreement, Morgan Stanley
  Dean Witter, 06/30/06, 4.50%, due 07/03/06,
  repurchase price $181,995,448, collateralized by
  U.S. Treasury securities held in a joint tri-party
  repurchase account (cost $181,927,225)                  $181,927,225        181,927,225

---------------------------------------------------------------------------------------------
TOTAL INVESTMENTS 99.37%                                                      914,443,849
---------------------------------------------------------------------------------------------
  (cost $715,682,496)
Other assets and liabilities, net 0.63%                                         5,804,942
                                                                             ------------

NET ASSETS 100%                                                              $920,248,791
                                                                             ------------
See notes to portfolios of investments and notes to financial statements.

84



GOLD SHARES FUND

  PORTFOLIO OF INVESTMENTS                                                 June 30, 2006

COMMON STOCKS AND WARRANTS 69.55%                               SHARES             VALUE

DIAMOND MINING & EXPLORATION 0.33%
----------------------------------------------------------------------------------------
Aber Diamond Corp.                                              22,000       $   675,389
Diamond Fields International Ltd.                              108,000            13,568*
Diamond Fields International Ltd., Warrants (November
  2006)                                                        176,000                 0*
                                                                             -----------
                                                                                 688,957

FINANCIAL SERVICES 0.50%
----------------------------------------------------------------------------------------
GMP Capital Trust                                               49,200         1,038,880

GOLD MINING 65.68%
----------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd.                                         50,000         1,660,609
Agnico-Eagle Mines Ltd., Warrants (November 2007)              270,400         4,421,040*
Alamos Gold, Inc.                                               77,500           625,925*
Apollo Gold Corp., Warrants (December 2006)                    166,500                 0*
Barrick Gold Corp.                                              27,429           811,800
Bema Gold Corp., Warrants (October 2007)                     1,536,020         5,623,872*
Cambior, Inc.                                                  407,400         1,104,250*
Cambior, Inc., Warrants (October 2006)                         112,500            20,191*
Cambior, Inc., Warrants (August 2008)                          344,875           269,252*
Century Mining Corp.                                           559,069           607,057*
Crystallex International Corp.                                 119,400           343,872*
DRDGOLD Ltd., Sponsored ADR                                    100,000           137,000
Eldorado Gold Corp.                                             70,000           340,468*
Freeport-McMoRan Copper & Gold, Inc., Class B                  115,000         6,372,150
GBS Gold International, Inc.                                   107,600           168,977*
Glamis Gold Ltd.                                                64,000         2,425,972*
Glencairn Gold Corp.                                           177,000           119,128*
Glencairn Gold Corp., Warrants (November 2008)                  88,500            27,002*
Gold Fields Ltd.                                                95,000         2,150,192
Gold Fields Ltd., Sponsored ADR                                225,000         5,152,500
Goldcorp, Inc.                                               1,195,133        36,117,249
Goldcorp, Inc., Warrants (June 2011)                         1,110,633        12,896,797*
Golden Star Resources Ltd., Warrants (February 2007)             5,000             2,917*
Harmony Gold Mining Co., Ltd., Sponsored ADR                   152,000         2,476,080*
Hecla Mining Co.                                               150,000           787,500*
High River Gold Mines Ltd.                                   1,000,000         2,063,984*
IAMGOLD Corp.                                                  100,000           890,205
Ivanhoe Mines Ltd.                                             265,500         1,801,212*
Kinross Gold Corp.                                              99,000         1,081,195*
Kinross Gold Corp., Warrants (December 2007)                 1,385,800         1,181,415*
Lihir Gold Ltd.                                                500,000         1,068,840*
Meridian Gold, Inc.                                            249,500         7,901,714*
Nevsun Resources Ltd., Warrants (June 2008)                     20,140            23,134*
Newmont Mining Corp.                                            55,000         2,911,150
Northern Orion Resources, Inc.                               1,552,370         7,634,073*
Northern Orion Resources, Inc., Warrants (May 2008)            998,160         3,448,572*

See notes to portfolios of investments and notes to financial statements.

                                                                  85



GOLD SHARES FUND

  PORTFOLIO OF INVESTMENTS                                                 June 30, 2006

COMMON STOCKS AND WARRANTS                                      SHARES             VALUE

GOLD MINING (CONT'D)
---------------------------------------------------------------------------------------------
Northern Orion Resources, Inc., Warrants (February 2010)       193,792       $   426,069*
Northgate Minerals Corp.                                       156,900           574,871*
Northgate Minerals Corp., Warrants (December 2006)           1,644,920         1,973,478*
Polyus Gold Co., ADR                                            10,000           430,000*
Polyus Gold Co., Class S                                        32,500         1,397,500*
Randgold Resources Ltd., ADR                                   388,000         8,148,000*
Rio Narcea Gold Mines Ltd., Warrants (September 2008)          251,750            71,164*
Sino Gold Ltd.                                                 200,000           742,250*
Yamana Gold, Inc.                                              318,432         3,131,884*
Yamana Gold, Inc., Warrants (November 2008)                  1,128,340         5,062,772*
                                                                             -----------
                                                                             136,625,282

GOLD/MINERAL EXPLORATION & DEVELOPMENT 0.05%
----------------------------------------------------------------------------------------
Virginia Gold Mines, Inc.                                       29,500           107,215*

INVESTMENT TRUST 0.05%
----------------------------------------------------------------------------------------
streetTRACKS Gold Trust                                          1,600            97,968*

METAL & MINERAL MINING 2.80%
----------------------------------------------------------------------------------------
Gammon Lake Resources, Inc.                                     11,000           151,128*
Lundin Mining Corp.                                             15,430           455,001*
Pan American Silver Corp., Warrants (February 2008)             61,130           521,142*
Silver Wheaton Corp.                                            25,550           240,746*
Silver Wheaton Corp., Warrants (August 2009)                 1,737,480         2,276,413*
Silver Wheaton Corp., Warrants (November 2009)                 691,660           837,924*
Silver Wheaton Corp., Warrants (December 2010)                 296,540         1,343,857*
                                                                             -----------
                                                                               5,826,211

OIL & GAS EXPLORATION & PRODUCTION 0.00%
----------------------------------------------------------------------------------------
Aberdeen International, Inc.                                     2,250             1,575*

OIL & GAS ROYALTY TRUSTS 0.14%
----------------------------------------------------------------------------------------
ARC Energy Trust                                                 2,500            62,817
Bonavista Energy Trust                                           2,500            78,521
Harvest Energy Trust                                             5,000           149,011
                                                                             -----------
                                                                                 290,349

----------------------------------------------------------------------------------------
TOTAL COMMON STOCKS AND WARRANTS                                             144,676,437
----------------------------------------------------------------------------------------
  (cost $88,616,494)

INDEX FUND 0.20%

Market Vectors Gold Miners ETF (cost $424,421)                  11,000           425,700*

See notes to portfolios of investments and notes to financial statements.

86



GOLD SHARES FUND

  PORTFOLIO OF INVESTMENTS                                                 June 30, 2006

PURCHASED OPTIONS 0.89%                                      CONTRACTS             VALUE

GOLD MINING 0.89%
----------------------------------------------------------------------------------------
Barrick Gold Corp., Strike Price 20, Call, Expiration
  Jan. 2007 (premium $58,702)                                       41       $    52,275
Barrick Gold Corp., Strike Price 20, Call, Expiration
  Jan. 2008 (premium $108,197)                                      71            83,070
Barrick Gold Corp., Strike Price 25, Call, Expiration
  Jan. 2007 (premium $41,032)                                       41            24,600
Barrick Gold Corp., Strike Price 25, Call, Expiration
  Jan. 2008 (premium $81,739)                                       71            58,930
Freeport-McMoRan Copper & Gold, Inc., Strike Price 40,
  Put, Expiration Nov. 2006 (premium $503,803)                   1,150           138,000
Gold Fields Ltd., Strike Price 30, Call, Expiration Jan.
  2007 (premium $42,600)                                           200            27,000
Harmony Gold Mining Co., Ltd., Strike Price 17.50, Call,
  Expiration Jan. 2008 (premium $127,770)                          500           192,500
Newmont Mining Corp., Strike Price 50, Call, Expiration
  Jan. 2008 (premium $57,900)                                       50            60,500
Newmont Mining Corp., Strike Price 60, Call, Expiration
  Jan. 2008 (premium $37,900)                                       50            38,000
Philadelphia Stock Exchange Gold & Silver Index, Strike
  Price 110, Put, Expiration Dec. 2006 (premium
  $1,043,519)                                                    1,523           411,210
Philadelphia Stock Exchange Gold & Silver Index, Strike
  Price 120, Put, Expiration Dec. 2006 (premium
  $1,802,185)                                                    1,673           769,580
                                                                             -----------
                                                                               1,855,665

----------------------------------------------------------------------------------------
TOTAL PURCHASED OPTIONS                                                        1,855,665
----------------------------------------------------------------------------------------
  (cost $3,905,347)

----------------------------------------------------------------------------------------
TOTAL SECURITIES                                                             146,957,802
----------------------------------------------------------------------------------------

                                                            PRINCIPAL
REPURCHASE AGREEMENTS 27.24%                                  AMOUNT

Joint Tri-Party Repurchase Agreements, 06/30/06,
  collateralized by U.S. Treasury securities held in
  joint tri-party repurchase accounts:
4.40% Bear Stearns, repurchase price $7,002,567             $7,000,000         7,000,000
4.50% Morgan Stanley Dean Witter, repurchase price
  $49,677,961                                               49,659,339        49,659,339

----------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                                         56,659,339
----------------------------------------------------------------------------------------
  (cost $56,659,339)

----------------------------------------------------------------------------------------
TOTAL INVESTMENTS 97.88%                                                     203,617,141
----------------------------------------------------------------------------------------
  (cost $149,605,601)
Other assets and liabilities, net 2.12%                                        4,410,209
                                                                             -----------

NET ASSETS 100%                                                             $208,027,350
                                                                            ------------

See notes to portfolios of investments and notes to financial statements.

  NOTES TO PORTFOLIOS OF INVESTMENTS                   June 30, 2006

LEGEND

*    Non-income producing security            GO    General Obligation Bond
+    Affiliated company (see following)       RS    Restricted Security (see following)
ADR  American Depositary Receipt              S/R   Subscription Receipt
GDR  Global Depositary Receipt                ZCB   Zero Coupon Bond
CAD  Canadian Dollar

GENERAL

The yields reflect the effective yield from the date of purchase.

Variable Rate Notes have periodic reset features, which effectively shorten the maturity dates and reset the interest rates as tied to various interest-bearing instruments. Rates shown are current rates at June 30, 2006.

Securities with a 144A designation are exempt from registration under Rule 144A of the Securities Act of 1933.

JOINT TRI-PARTY REPURCHASE AGREEMENTS

The terms of the joint tri-party repurchase agreements and the securities held as collateral at June 30, 2006 were:

Morgan Stanley Dean Witter repurchase agreement, 06/30/06, 4.50%, due 07/03/06:
    Total principal amount: $417,707,258; Total repurchase price: $417,863,898
    Collateral:
    $329,198,000 U.S. Treasury Note, 3.375%, 01/15/07
      (total collateral market value, including accrued interest, of
      $426,061,979)

Bear Stearns repurchase agreement, 06/30/06, 4.40%, due 07/03/06:
    Total principal amount: $32,000,000; Total repurchase price: $32,011,733
    Collateral:
    $18,090,000 U.S. Treasury Note, 2.50%, 09/30/06
    $15,000,000 U.S. Treasury Note, 3.875%, 07/15/10
      (total collateral market value, including accrued interest, of
      $32,656,193)

Other mutual funds managed by U.S. Global Investors, Inc.
participate in the joint tri-party repurchase agreements. Each owns an undivided interest in the accounts.

  NOTES TO PORTFOLIOS OF INVESTMENTS                   June 30, 2006

AFFILIATED COMPANIES - INDICATED IN PORTFOLIO OF INVESTMENTS AS "+"

The Investment Company Act of 1940 defines affiliates as companies in which the Fund owns at least 5% of the outstanding voting securities. The following is a summary of transactions with each affiliated company during the year ended June 30, 2006.

                                                   SHARES OF AFFILIATED COMPANIES
                                     JUNE 30, 2005    ADDITIONS     REDUCTIONS     JUNE 30, 2006
GLOBAL RESOURCES FUND
-------------------------------------------------------------------------------------------------
Coalcorp Mining, Inc. (formerly Adobe
  Ventures, Inc.)                       2,140,000      19,385,625    (9,237,000)     12,288,625(a)
Consolidated Thompson-Lundmark Gold
  Mines Ltd.                                   --         900,000            --         900,000
Exile Resources, Inc.                          --       4,278,675    (2,100,000)      2,178,675
Pacific Stratus Energy Ltd.             3,000,000       4,282,800    (6,535,800)        747,000(b)
PetroWorld Corp.                               --       2,000,000            --       2,000,000
Revett Minerals, Inc.                          --       4,792,300      (147,000)      4,645,300
UMC Energy plc (formerly Uranium
  Mining Corp. plc)                            --       1,000,000            --       1,000,000
White Nile Ltd.                        12,772,000         748,000    (1,301,000)     12,219,000(a)

At June 30, 2006, the value of investments in affiliated companies was $11,917,720, representing 0.93% of net assets, and the total cost was $10,539,671. Net realized gains on transactions were $511,658, and there was no income earned for the period.

                                                    SHARES OF AFFILIATED COMPANIES
                                      JUNE 30, 2005    ADDITIONS    REDUCTIONS     JUNE 30, 2006
WORLD PRECIOUS MINERALS FUND
------------------------------------------------------------------------------------------------
Aberdeen International, Inc.                   --      3,207,500    (1,000,000)      2,207,500
American Gold Capital Corp.               200,000      1,441,900            --       1,641,900
Atikwa Minerals Corp.                   1,545,333        743,000            --       2,288,333
Caledon Resources plc                  18,175,000      2,190,000       (75,000)     20,290,000
Corona Gold Ltd.                          812,500             --            --         812,500(a)
Diamonds North Resources Ltd.           2,207,000        607,400      (164,000)      2,650,400
Endeavour Mining Capital Corp.          1,484,100             --    (1,484,100)             --(a)
Golden Odyssey Mining, Inc.                    --      1,533,500       (60,000)      1,473,500(a)
Grandview Gold, Inc.                           --      1,754,000      (470,000)      1,284,000
Laurion Gold, Inc.                      3,438,000      3,242,000    (6,505,000)        175,000(a)
Moss Lake Gold Mines Ltd.               2,318,000        435,500       (55,000)      2,698,500
Nevada Pacific Gold Ltd.                3,892,335        608,900    (1,490,900)      3,010,335(a)
Northern Orion Resources, Inc.          7,336,900        351,100    (1,358,890)      6,329,110(a)
Pacific Rim Mining Corp.                5,049,500        239,600      (189,500)      5,099,600(a)
Romarco Minerals, Inc.                  2,251,000      5,752,353       (22,500)      7,980,853
Vedron Gold, Inc.                       2,578,500      7,532,259    (4,281,258)      5,829,501

At June 30, 2006, the value of investments in affiliated companies was $13,874,323 representing 1.51% of net assets, and the total cost was $12,733,499. Net realized gains on transactions were $7,959,478, and there was $43,480 of income earned for the period.

(a) At June 30, 2006, the company is no longer defined as an affiliate, although it was an affiliated company during the period.

(b) During the period, security was subject to a 1-for-10 stock split.

  NOTES TO PORTFOLIOS OF INVESTMENTS                   June 30, 2006

RESTRICTED SECURITIES - INDICATED IN PORTFOLIO OF INVESTMENTS AS "RS"

The following securities are subject to legal restrictions on their resale. The issuer bears the cost of registration, if any, involved in the disposition of these securities.


                                      ACQUISITION      COST PER
SECURITY                                 DATE            SHARE

CHINA REGION OPPORTUNITY FUND
-----------------------------------------------------------------
COMMON STOCKS
    Big Sky Energy Corp.                 03/01/05         $0.50
    Verona Development Corp., Units      04/21/06         $0.79

At June 30, 2006, the total cost of restricted securities was $366,525, and the total value was $637,249, representing 0.94% of net assets.

                                                               ACQUISITION       COST PER
                                                                  DATE             SHARE

GLOBAL RESOURCES FUND
------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS
    African Minerals, Special Warrants                               07/09/03        $6.00
    Baja Mining Corp.                                                03/29/06        $0.77
    Baja Mining Corp., Warrants (April 2008)                         03/29/06        $0.00
    Big Sky Energy Corp.                                    03/01/05-08/15/05        $0.64
    Canadian Sub-Surface Energy Services Corp.                       05/23/06        $6.68
    Dune Energy, Inc.                                                01/27/06        $2.65
    Eastern Plantinum Ltd.                                           03/23/06        $1.07
    Eastern Plantinum Ltd., Warrants (March 2009)                    03/23/06        $0.00
    Exile Resources, Inc.                                            05/12/06        $0.45
    Exile Resources, Inc., Warrants (May 2008)                       05/12/06        $0.00
    Gran Tierra Energy, Inc., Units                                  05/31/06        $1.50
    Horizon North Logistics, Inc.                                    06/05/06       $12.59
    Horizon North Logistics, Inc., Warrants (August 2006)            06/05/06       $12.59
    Khan Resources Inc., Special Warrants                            03/24/05        $0.82
    Legacy Energy LLC, 144A                                          02/27/06       $19.00
    Osmium Holdings S.A.                                    10/22/96-01/29/98      $987.07
    Pacifica Resources Ltd.                                          03/15/06        $0.61
    Pacifica Resources Ltd., Warrants (March 2008)                   03/15/06        $0.00
    Red Dragon Resources Corp., Units                                06/12/06        $0.68
    Trident Resources Corp., Units                                   06/09/06       $62.50
    Zimasco Consolidated Enterprises Ltd.                   06/15/95-09/30/99        $3.73
NOTE UNIT
    Pacific Stratus Energy Ltd.                                      05/31/06        $0.91

At June 30, 2006, the total cost of restricted securities was $33,597,250, and the total value was $41,345,508, representing 3.23% of net assets.

  NOTES TO PORTFOLIOS OF INVESTMENTS                   June 30, 2006

                                                               ACQUISITION       COST PER
SECURITY                                                          DATE             SHARE
WORLD PRECIOUS MINERALS FUND
------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS
    African Minerals, Special Warrants                               07/09/03        $6.00
    Atlas Cromwell Ltd., 144A, Units                                 05/03/06        $0.34
    Baja Mining Corp.                                                03/29/06        $0.77
    Baja Mining Corp., Warrants (April 2008)                         03/29/06        $0.00
    Big Sky Energy Corp.                                             03/01/05        $0.50
    Grandview Gold, Inc.                                             02/27/06        $0.96
    Grandview Gold, Inc., Warrants (July 2009)                       02/27/06        $0.00
    Osmium Holdings S.A.                                    10/22/96-01/29/98    $1,280.75
    Platte River Gold U.S., Inc.                            03/01/04-06/07/04        $1.15
    Platte River Gold U.S., Inc., Warrants (March 2009)              03/01/04        $0.00
    Western Exploration & Development Ltd., 144A,
     Special Warrants                                                08/14/97        $0.50
    Zimasco Consolidated Enterprises Ltd.                   06/15/95-09/30/99        $3.73

At June 30, 2006, the total cost of restricted securities was $5,595,466, and the total value was $5,393,303, representing 0.59% of net assets.

  STATEMENTS OF ASSETS AND LIABILITIES

                                                              U.S. TREASURY
                                                               SECURITIES
                                                                CASH FUND

Investments, at identified cost                               $119,030,682
                                                              ============
ASSETS
---------------------------------------------------------------------------
Investments, at value:
    Securities                                                $ 64,577,262
    Repurchase Agreements                                       54,453,420
Cash                                                                    --
Receivables:
    Interest                                                       212,326
    Capital shares sold                                          1,090,501
    From adviser                                                        --
Other assets                                                        16,630
---------------------------------------------------------------------------
TOTAL ASSETS                                                   120,350,139
---------------------------------------------------------------------------

LIABILITIES
---------------------------------------------------------------------------
Payables:
    Investments purchased                                               --
    Capital shares redeemed                                      1,192,597
    Adviser and affiliates                                          62,244
    Dividends and distributions                                      7,393
    Accounts payable and accrued expenses                           57,805
    Due to custodian                                                 1,784
---------------------------------------------------------------------------
TOTAL LIABILITIES                                                1,321,823
---------------------------------------------------------------------------

NET ASSETS                                                    $119,028,316
                                                              ============

NET ASSETS CONSIST OF:
---------------------------------------------------------------------------
Paid-in capital                                               $119,045,345
Accumulated undistributed net investment income                      1,442
Accumulated net realized loss on investments and foreign
 currencies                                                        (18,471)
Net unrealized appreciation (depreciation) of investments
 and other assets and liabilities denominated in
 foreign currencies                                                     --
                                                              ------------
Net assets applicable to capital shares outstanding           $119,028,316
                                                              ============

    Capital shares outstanding, an unlimited number of no
     par shares authorized                                     119,100,142
                                                              ============

NET ASSET VALUE, PUBLIC OFFERING PRICE, REDEMPTION PRICE,
 PER SHARE                                                    $       1.00
                                                              ============

See accompanying notes to financial statements.


92



                                                                                                     June 30, 2006

                                                              U.S. GOVERNMENT
                                                                SECURITIES           NEAR-TERM          TAX FREE
                                                               SAVINGS FUND        TAX FREE FUND          FUND

Investments, at identified cost                                $434,370,869         $15,808,513        $15,096,480
                                                               ============         ===========        ===========
ASSETS
-------------------------------------------------------------------------------------------------------------------
Investments, at value:
    Securities                                                 $434,370,869         $14,685,703        $13,622,463
    Repurchase Agreements                                                --           1,017,724          1,827,276
Cash                                                                  1,216                  --                 --
Receivables:
    Interest                                                      1,422,998             191,931            185,706
    Capital shares sold                                           2,842,685                  60                635
    From adviser                                                         --               5,899              2,917
Other assets                                                         20,379               1,569              2,418
-------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                    438,658,147          15,902,886         15,641,415
-------------------------------------------------------------------------------------------------------------------

LIABILITIES
-------------------------------------------------------------------------------------------------------------------
Payables:
    Investments purchased                                                --                  --            301,954
    Capital shares redeemed                                       2,998,393              20,566            295,600
    Adviser and affiliates                                          132,204                  --                 --
    Dividends and distributions                                      26,600               8,172              8,395
    Accounts payable and accrued expenses                            83,711              43,742             43,934
    Due to custodian                                                     --                  --                 --
-------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                 3,240,908              72,480            649,883
-------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                     $435,417,239         $15,830,406        $14,991,532
                                                               ============         ===========        ===========

NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                $435,022,427         $16,273,852        $15,373,763
Accumulated undistributed net investment income                     406,891              17,411             28,467
Accumulated net realized loss on investments and foreign
 currencies                                                         (12,079)           (355,771)          (763,957)
Net unrealized appreciation (depreciation) of investments
 and other assets and liabilities denominated in
 foreign currencies                                                      --            (105,086)           353,259
                                                               ------------         -----------        -----------
Net assets applicable to capital shares outstanding            $435,417,239         $15,830,406        $14,991,532
                                                               ============         ===========        ===========

    Capital shares outstanding, an unlimited number of no
     par shares authorized                                      435,651,428           7,470,527          1,251,240
                                                               ============         ===========        ===========

NET ASSET VALUE, PUBLIC OFFERING PRICE, REDEMPTION PRICE,
 PER SHARE                                                     $       1.00         $      2.12        $     11.98
                                                               ============         ===========        ===========

  STATEMENTS OF ASSETS AND LIABILITIES

                                                ALL AMERICAN        CHINA REGION
                                                EQUITY FUND       OPPORTUNITY FUND
Investments, at identified cost                 $19,982,771         $65,705,581
                                                ===========         ===========
ASSETS
----------------------------------------------------------------------------------
Investments, at value:
    Securities of unaffiliated issuers          $18,581,142         $60,011,962
    Securities of affiliated issuers                     --                  --
    Repurchase Agreements                         2,948,119          10,628,365
Cash                                                     --                  --
Foreign currencies (cost $216,946, $3,009,
 $9,245,927, $1,809,141 and $1,841,824)             217,885               3,009
Receivables:
    Investments sold                                594,626                  --
    Dividends                                        10,929             111,651
    Interest                                            369               1,329
    Capital shares sold                               8,890             607,968
Other assets                                          5,515               8,219
----------------------------------------------------------------------------------
TOTAL ASSETS                                     22,367,475          71,372,503
----------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------
Payables:
    Investments purchased                           682,688           3,404,631
    Capital shares redeemed                          76,826              31,767
    Adviser and affiliates                            9,959              84,631
    Accounts payable and accrued expenses            50,508              90,331
----------------------------------------------------------------------------------
TOTAL LIABILITIES                                   819,981           3,611,360
----------------------------------------------------------------------------------
NET ASSETS                                      $21,547,494         $67,761,143
                                                ===========         ===========
NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------
Paid-in capital                                 $17,337,549         $65,647,325
Accumulated undistributed net investment
 income (distributions in excess of net
 investment income)                                      --          (1,317,209)
Accumulated net realized gain (loss) on
 investments and foreign currencies               2,660,052          (1,497,142)
Net unrealized appreciation of investments
 and other assets and liabilities
 denominated in foreign currencies                1,549,893           4,928,169
                                                -----------         -----------
Net assets applicable to capital shares
 outstanding                                    $21,547,494         $67,761,143
                                                ===========         ===========
    Capital shares outstanding, an
     unlimited number of no par shares
     authorized                                     781,031           7,783,021
                                                ===========         ===========
NET ASSET VALUE, PUBLIC OFFERING PRICE,
 REDEMPTION PRICE, PER SHARE                    $     27.59         $      8.71
                                                ===========         ===========
See accompanying notes to financial statements.

94



                                                                                              June 30, 2006

                                                GLOBAL RESOURCES       WORLD PRECIOUS         GOLD SHARES
                                                      FUND             MINERALS FUND              FUND
Investments, at identified cost                  $1,102,888,124         $715,682,496          $149,605,601
                                                 ==============         ============          ============
ASSETS
------------------------------------------------------------------------------------------------------------
Investments, at value:
    Securities of unaffiliated issuers           $1,221,867,048         $718,642,301          $146,957,802
    Securities of affiliated issuers                 11,917,720           13,874,323                    --
    Repurchase Agreements                            58,818,910          181,927,225            56,659,339
Cash                                                  2,765,776              438,328                11,182
Foreign currencies (cost $216,946, $3,009,
 $9,245,927, $1,809,141 and $1,841,824)               9,322,315            2,210,834             1,940,241
Receivables:
    Investments sold                                  5,857,137            5,571,265             1,973,831
    Dividends                                         1,537,530              110,916                27,768
    Interest                                             74,711               22,717                 7,063
    Capital shares sold                               8,392,316            8,806,987             3,624,877
Other assets                                             33,381               32,516                20,613
------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                      1,320,586,844          931,637,412           211,222,716
------------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------------
Payables:
    Investments purchased                            37,233,124            9,723,693             2,595,121
    Capital shares redeemed                             560,813              823,661               365,711
    Adviser and affiliates                              806,091              580,418               134,422
    Accounts payable and accrued expenses               322,335              260,849               100,112
------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                    38,922,363           11,388,621             3,195,366
------------------------------------------------------------------------------------------------------------
NET ASSETS                                       $1,281,664,481         $920,248,791          $208,027,350
                                                 ==============         ============          ============
NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------
Paid-in capital                                  $  970,449,324         $669,352,426          $212,522,737
Accumulated undistributed net investment
 income (distributions in excess of net
 investment income)                                   3,230,685           (5,176,414)             (183,285)
Accumulated net realized gain (loss) on
 investments and foreign currencies                 118,252,132           56,963,666           (58,429,844)
Net unrealized appreciation of investments
 and other assets and liabilities
 denominated in foreign currencies                  189,732,340          199,109,113            54,117,742
                                                 --------------         ------------          ------------
Net assets applicable to capital shares
 outstanding                                     $1,281,664,481         $920,248,791          $208,027,350
                                                 ==============         ============          ============
    Capital shares outstanding, an
     unlimited number of no par shares
     authorized                                      74,418,065           31,889,787            13,435,888
                                                 ==============         ============          ============
NET ASSET VALUE, PUBLIC OFFERING PRICE,
 REDEMPTION PRICE, PER SHARE                     $        17.22         $      28.86          $      15.48
                                                 ==============         ============          ============

                                                                  95

  STATEMENTS OF OPERATIONS

                                                              U.S. TREASURY
                                                               SECURITIES
                                                                CASH FUND

NET INVESTMENT INCOME
INCOME:
---------------------------------------------------------------------------
    Interest and other                                         $4,617,516

EXPENSES:
---------------------------------------------------------------------------
    Management fee                                                575,002
    Transfer agent fees and expenses                              177,725
    Accounting service fees and expenses                           23,881
    Professional fees                                              60,067
    Custodian fees                                                 54,967
    Shareholder reporting                                          70,526
    Registration fees                                              32,276
    Trustee fees and expenses                                      22,831
    Miscellaneous                                                  38,077
                                                               ----------
        Total expenses before reductions                        1,055,352
    Expenses offset - Note 1 J                                     (2,359)
    Expenses reimbursed - Note 2                                       --
    Net recouped fees - Note 2                                     45,136
                                                               ----------
        NET EXPENSES                                            1,098,129

---------------------------------------------------------------------------
NET INVESTMENT INCOME                                           3,519,387
---------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS
 ON INVESTMENTS
    Realized gain (loss) from securities                               --
    Net change in unrealized depreciation of investments               --
---------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS
 ON INVESTMENTS                                                        --
---------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                     $3,519,387
                                                               ==========

See accompanying notes to financial statements.


96



                                                                               For the Year Ended June 30, 2006

                                                              U.S. GOVERNMENT
                                                                SECURITIES           NEAR-TERM        TAX FREE
                                                               SAVINGS FUND        TAX FREE FUND        FUND

NET INVESTMENT INCOME
INCOME:
---------------------------------------------------------------------------------------------------------------
    Interest and other                                          $16,818,230          $ 592,304        $ 879,002

EXPENSES:
---------------------------------------------------------------------------------------------------------------
    Management fee                                                1,853,916             83,785          139,880
    Transfer agent fees and expenses                                353,547             13,571           14,940
    Accounting service fees and expenses                             75,039             40,072           36,993
    Professional fees                                                69,653             59,607           59,666
    Custodian fees                                                   61,738             13,306           13,824
    Shareholder reporting                                           110,297              4,345            5,411
    Registration fees                                                37,762             14,064           13,343
    Trustee fees and expenses                                        22,832             22,831           22,831
    Miscellaneous                                                    51,794              6,751            9,135
                                                                -----------          ---------        ---------
        Total expenses before reductions                          2,636,578            258,332          316,023
    Expenses offset - Note 1 J                                           --               (159)            (204)
    Expenses reimbursed - Note 2                                   (786,878)          (182,766)        (185,264)
    Net recouped fees - Note 2                                           --                 --               --
                                                                -----------          ---------        ---------
        NET EXPENSES                                              1,849,700             75,407          130,555

---------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                            14,968,530            516,897          748,447
---------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS
 ON INVESTMENTS
    Realized gain (loss) from securities                                 --           (198,526)          86,123
    Net change in unrealized depreciation of investments                 --           (189,289)        (662,607)
---------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS
 ON INVESTMENTS                                                          --           (387,815)        (576,484)
---------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                      $14,968,530          $ 129,082        $ 171,963
                                                                ===========          =========        =========

  STATEMENTS OF OPERATIONS

                                                ALL AMERICAN        CHINA REGION
                                                EQUITY FUND       OPPORTUNITY FUND

NET INVESTMENT INCOME
INCOME:
----------------------------------------------------------------------------------
    Dividends from unaffiliated issuers          $  138,547          $  813,243
    Dividends from affiliated issuers                    --                  --
    Foreign taxes withheld on dividends              (3,080)            (26,024)
                                                 ----------          ----------
        Net dividends                               135,467             787,219
    Interest and other                               90,196             220,643
                                                 ----------          ----------
        TOTAL INCOME                                225,663           1,007,862

EXPENSES:
----------------------------------------------------------------------------------
    Management fee                                  156,986             565,352
    Transfer agent fees and expenses                 82,269             119,779
    Accounting service fees and expenses             27,120              58,446
    Professional fees                                77,829              75,485
    Custodian fees                                   32,179             135,443
    Shareholder reporting                            26,858              25,844
    Registration fees                                15,442              19,913
    Trustee fees and expenses                        22,832              22,831
    Miscellaneous                                    18,170              22,193
                                                 ----------          ----------
        Total expenses before reductions            459,685           1,045,286
    Expenses offset - Note 1 J                       (2,360)             (2,963)
    Expenses reimbursed - Note 2                    (91,074)                 --
                                                 ----------          ----------
        NET EXPENSES                                366,251           1,042,323
----------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                       (140,588)            (34,461)
----------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS
    Realized gain (loss) from:
        Securities of unaffiliated issuers        3,410,558           8,768,712
        Securities of affiliated issuers                 --                  --
        Foreign currency transactions                    80            (157,549)
        Written Options                                  --              38,349
                                                 ----------          ----------
        NET REALIZED GAIN                         3,410,638           8,649,512
                                                 ----------          ----------
    Net change in unrealized appreciation
     (depreciation) of:
        Investments                                (399,058)           (403,144)
        Other assets and liabilities
         denominated in foreign currencies            3,402               1,637
                                                 ----------          ----------
        NET UNREALIZED APPRECIATION
         (DEPRECIATION)                            (395,656)           (401,507)
----------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS                                   3,014,982           8,248,005
----------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                 $2,874,394          $8,213,544
                                                 ==========          ==========

See accompanying notes to financial statements.


98



                                                                         For the Year Ended June 30, 2006

                                                GLOBAL RESOURCES       WORLD PRECIOUS         GOLD SHARES
                                                      FUND             MINERALS FUND              FUND

NET INVESTMENT INCOME
INCOME:
------------------------------------------------------------------------------------------------------------
    Dividends from unaffiliated issuers           $ 14,908,804          $  1,323,979          $   606,403
    Dividends from affiliated issuers                       --                43,480                   --
    Foreign taxes withheld on dividends             (1,708,173)             (110,845)             (19,493)
                                                  ------------          ------------          -----------
        Net dividends                               13,200,631             1,256,614              586,910
    Interest and other                               5,228,400             4,581,683            1,063,715
                                                  ------------          ------------          -----------
        TOTAL INCOME                                18,429,031             5,838,297            1,650,625

EXPENSES:
------------------------------------------------------------------------------------------------------------
    Management fee                                   5,819,998             3,737,516              878,795
    Transfer agent fees and expenses                 1,453,247               676,923              321,201
    Accounting service fees and expenses               480,213               305,903              103,002
    Professional fees                                  135,816               146,552              101,183
    Custodian fees                                     400,935               450,599               91,545
    Shareholder reporting                              191,685               105,747              107,586
    Registration fees                                  162,996               105,731               37,507
    Trustee fees and expenses                           22,831                22,831               22,831
    Miscellaneous                                       68,888                81,211               59,590
                                                  ------------          ------------          -----------
        Total expenses before reductions             8,736,609             5,633,013            1,723,240
    Expenses offset - Note 1 J                         (52,670)              (22,869)              (3,221)
    Expenses reimbursed - Note 2                            --                    --                   --
                                                  ------------          ------------          -----------
        NET EXPENSES                                 8,683,939             5,610,144            1,720,019
------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                         9,745,092               228,153              (69,394)
------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS
    Realized gain (loss) from:
        Securities of unaffiliated issuers         153,716,907            81,779,987           26,541,398
        Securities of affiliated issuers               511,658             7,959,478                   --
        Foreign currency transactions               (1,193,214)             (598,100)            (103,505)
        Written Options                                222,000                    --               59,616
                                                  ------------          ------------          -----------
        NET REALIZED GAIN                          153,257,351            89,141,365           26,497,509
                                                  ------------          ------------          -----------
    Net change in unrealized appreciation
     (depreciation) of:
        Investments                                118,482,734           163,103,704           42,793,639
        Other assets and liabilities
         denominated in foreign currencies              10,439               332,111              106,039
                                                  ------------          ------------          -----------
        NET UNREALIZED APPRECIATION
         (DEPRECIATION)                            118,493,173           163,435,815           42,899,678
------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS                                    271,750,524           252,577,180           69,397,187
------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                  $281,495,616          $252,805,333          $69,327,793
                                                  ============          ============          ===========

  STATEMENTS OF CHANGES IN NET ASSETS

                                                           U.S. TREASURY SECURITIES
                                                                   CASH FUND
                                                       ---------------------------------
                                                        YEAR ENDED          YEAR ENDED
                                                       JUNE 30, 2006       JUNE 30, 2005

INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
----------------------------------------------------------------------------------------
    Net investment income                              $  3,519,387        $  1,286,744
    Net realized gain (loss)                                     --                  --
    Net unrealized depreciation                                  --                  --
                                                       ------------        ------------
        NET INCREASE IN NET ASSETS FROM
         OPERATIONS                                       3,519,387           1,286,744

DISTRIBUTIONS TO SHAREHOLDERS:
----------------------------------------------------------------------------------------
    From net investment income                           (3,519,445)         (1,284,803)
                                                       ------------        ------------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS              (3,519,445)         (1,284,803)

FROM CAPITAL SHARE TRANSACTIONS:
----------------------------------------------------------------------------------------
    Proceeds from shares sold                           623,320,464         885,364,783
    Distributions reinvested                              3,408,560           1,241,293
                                                       ------------        ------------
                                                        626,729,024         886,606,076
    Cost of shares redeemed                            (631,758,750)       (875,124,840)
                                                       ------------        ------------
        NET INCREASE (DECREASE) IN NET ASSETS FROM
         CAPITAL SHARE TRANSACTIONS                      (5,029,726)         11,481,236

----------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                    (5,029,784)         11,483,177
----------------------------------------------------------------------------------------

NET ASSETS

Beginning of year                                       124,058,100         112,574,923

----------------------------------------------------------------------------------------
END OF YEAR                                            $119,028,316        $124,058,100
----------------------------------------------------------------------------------------
Accumulated undistributed net investment income,
 end of year                                           $      1,442        $      1,500
                                                       ============        ============

CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------
    Shares sold                                         623,320,464         885,364,783
    Shares reinvested                                     3,408,560           1,241,293
    Shares redeemed                                    (631,758,750)       (875,124,840)
                                                       ------------        ------------
        NET SHARE ACTIVITY                               (5,029,726)         11,481,236
                                                       ============        ============

See accompanying notes to financial statements.

100



                                                           U.S. GOVERNMENT SECURITIES
                                                                  SAVINGS FUND                        NEAR-TERM TAX FREE FUND
                                                       -----------------------------------      -----------------------------------
                                                        YEAR ENDED            YEAR ENDED         YEAR ENDED            YEAR ENDED
                                                       JUNE 30, 2006         JUNE 30, 2005      JUNE 30, 2006         JUNE 30, 2005

INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
-----------------------------------------------------------------------------------------------------------------------------------
    Net investment income                              $ 14,968,530          $  7,220,102        $   516,897           $   525,000
    Net realized gain (loss)                                     --                10,041           (198,526)               (5,056)
    Net unrealized depreciation                                  --                    --           (189,289)              (26,783)
                                                       ------------          ------------        -----------           -----------
        NET INCREASE IN NET ASSETS FROM
         OPERATIONS                                      14,968,530             7,230,143            129,082               493,161

DISTRIBUTIONS TO SHAREHOLDERS:
-----------------------------------------------------------------------------------------------------------------------------------
    From net investment income                          (14,951,407)           (7,229,289)          (511,420)             (525,088)
                                                       ------------          ------------        -----------           -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS             (14,951,407)           (7,229,289)          (511,420)             (525,088)

FROM CAPITAL SHARE TRANSACTIONS:
-----------------------------------------------------------------------------------------------------------------------------------
    Proceeds from shares sold                           352,226,702           282,004,726          4,784,222             5,862,192
    Distributions reinvested                             14,689,650             7,102,469            418,555               462,629
                                                       ------------          ------------        -----------           -----------
                                                        366,916,352           289,107,195          5,202,777             6,324,821
    Cost of shares redeemed                            (343,494,954)         (318,850,857)        (7,695,821)           (6,260,222)
                                                       ------------          ------------        -----------           -----------
        NET INCREASE (DECREASE) IN NET ASSETS FROM
         CAPITAL SHARE TRANSACTIONS                      23,421,398           (29,743,662)        (2,493,044)               64,599

-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                    23,438,521           (29,742,808)        (2,875,382)               32,672
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS

Beginning of year                                       411,978,718           441,721,526         18,705,788            18,673,116

-----------------------------------------------------------------------------------------------------------------------------------
END OF YEAR                                            $435,417,239          $411,978,718        $15,830,406           $18,705,788
-----------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income,
 end of year                                           $    406,891          $    389,768        $    17,411           $    11,934
                                                       ============          ============        ===========           ===========

CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------------------------------------------------
    Shares sold                                         352,226,702           282,004,726          2,232,847             2,682,173
    Shares reinvested                                    14,689,650             7,102,469            195,229               211,912
    Shares redeemed                                    (343,494,954)         (318,850,857)        (3,585,124)           (2,865,075)
                                                       ------------          ------------        -----------           -----------
        NET SHARE ACTIVITY                               23,421,398           (29,743,662)        (1,157,048)               29,010
                                                       ============          ============        ===========           ===========

                                                             101

  STATEMENTS OF CHANGES IN NET ASSETS

                                                                  TAX FREE FUND
                                                       -----------------------------------
                                                        YEAR ENDED            YEAR ENDED
                                                       JUNE 30, 2006         JUNE 30, 2005

INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
------------------------------------------------------------------------------------------
    Net investment income (loss)                        $   748,447           $   940,910
    Net realized gain                                        86,123               154,365
    Net unrealized appreciation (depreciation)             (662,607)              488,415
                                                        -----------           -----------
        NET INCREASE IN NET ASSETS FROM
         OPERATIONS                                         171,963             1,583,690

DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------
    From net investment income                             (746,191)             (938,868)
    From net capital gains                                       --                    --
                                                        -----------           -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS                (746,191)             (938,868)

FROM CAPITAL SHARE TRANSACTIONS:
------------------------------------------------------------------------------------------
    Proceeds from shares sold                             7,108,359             4,959,533
    Distributions reinvested                                667,681               867,531
    Proceeds from short-term trading fees                        --                    --
                                                        -----------           -----------
                                                          7,776,040             5,827,064
    Cost of shares redeemed                             (14,643,249)          (12,205,425)
                                                        -----------           -----------
        NET INCREASE (DECREASE) IN NET ASSETS
         FROM CAPITAL SHARE TRANSACTIONS                 (6,867,209)           (6,378,361)

------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                    (7,441,437)           (5,733,539)
------------------------------------------------------------------------------------------

NET ASSETS

Beginning of year                                        22,432,969            28,166,508

------------------------------------------------------------------------------------------
END OF YEAR                                             $14,991,532           $22,432,969
------------------------------------------------------------------------------------------

Accumulated undistributed net investment income
 (distributions in excess of net investment income),
 end of year                                            $    28,467           $    26,211
                                                        ===========           ===========

CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------
    Shares sold                                             583,280               403,159
    Shares reinvested                                        54,925                70,591
    Shares redeemed                                      (1,205,634)             (986,794)
                                                        -----------           -----------
        NET SHARE ACTIVITY                                 (567,429)             (513,044)
                                                        ===========           ===========

See accompanying notes to financial statements.


102




                                                                                                           CHINA REGION
                                                            ALL AMERICAN EQUITY FUND                     OPPORTUNITY FUND
                                                       -----------------------------------      -----------------------------------
                                                        YEAR ENDED            YEAR ENDED         YEAR ENDED            YEAR ENDED
                                                       JUNE 30, 2006         JUNE 30, 2005      JUNE 30, 2006         JUNE 30, 2005

INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
-----------------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)                        $  (140,588)          $   (17,399)       $   (34,461)          $  (174,051)
    Net realized gain                                     3,410,638             1,502,686          8,649,512             1,467,778
    Net unrealized appreciation (depreciation)             (395,656)               73,894           (401,507)            4,486,129
                                                        -----------           -----------        -----------           -----------
        NET INCREASE IN NET ASSETS FROM
         OPERATIONS                                       2,874,394             1,559,181          8,213,544             5,779,856

DISTRIBUTIONS TO SHAREHOLDERS:
-----------------------------------------------------------------------------------------------------------------------------------
    From net investment income                                   --                    --           (909,532)             (727,576)
    From net capital gains                                 (455,916)                   --                 --                    --
                                                        -----------           -----------        -----------           -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS                (455,916)                   --           (909,532)             (727,576)

FROM CAPITAL SHARE TRANSACTIONS:
-----------------------------------------------------------------------------------------------------------------------------------
    Proceeds from shares sold                             4,213,480             3,408,040         48,877,918             9,341,110
    Distributions reinvested                                446,686                    --            876,930               697,792
    Proceeds from short-term trading fees                     1,015                 1,380             99,066                60,238
                                                        -----------           -----------        -----------           -----------
                                                          4,661,181             3,409,420         49,853,914            10,099,140
    Cost of shares redeemed                              (4,785,228)           (5,689,533)       (19,907,492)          (19,730,277)
                                                        -----------           -----------        -----------           -----------
        NET INCREASE (DECREASE) IN NET ASSETS
         FROM CAPITAL SHARE TRANSACTIONS                   (124,047)           (2,280,113)        29,946,422            (9,631,137)

-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                     2,294,431              (720,932)        37,250,434            (4,578,857)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS

Beginning of year                                        19,253,063            19,973,995         30,510,709            35,089,566

-----------------------------------------------------------------------------------------------------------------------------------
END OF YEAR                                             $21,547,494           $19,253,063        $67,761,143           $30,510,709
-----------------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed net investment income
 (distributions in excess of net investment income),
 end of year                                            $        --           $        --        $(1,317,209)          $  (818,834)
                                                        ===========           ===========        ===========           ===========

CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------------------------------------------------
    Shares sold                                             153,852               149,151          5,590,725             1,423,522
    Shares reinvested                                        16,768                    --            115,690               105,248
    Shares redeemed                                        (176,376)             (248,836)        (2,366,044)           (3,070,853)
                                                        -----------           -----------        -----------           -----------
        NET SHARE ACTIVITY                                   (5,756)              (99,685)         3,340,371            (1,542,083)
                                                        ===========           ===========        ===========           ===========

                                                                 103

  STATEMENTS OF CHANGES IN NET ASSETS


                                                           GLOBAL RESOURCES FUND
                                                     ----------------------------------
                                                       YEAR ENDED          YEAR ENDED
                                                     JUNE 30, 2006        JUNE 30, 2005

INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
---------------------------------------------------------------------------------------
    Net investment income (loss)                     $    9,745,092       $  2,595,704
    Net realized gain                                   153,257,351         38,599,722
    Net unrealized appreciation (depreciation)          118,493,173         58,957,966
                                                     --------------       ------------
        NET INCREASE IN NET ASSETS FROM
         OPERATIONS                                     281,495,616        100,153,392

DISTRIBUTIONS TO SHAREHOLDERS:
---------------------------------------------------------------------------------------
    From net investment income                          (16,043,181)        (7,961,606)
    From net capital gains                              (53,477,271)        (6,887,607)
                                                     --------------       ------------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS             (69,520,452)       (14,849,213)

FROM CAPITAL SHARE TRANSACTIONS:
---------------------------------------------------------------------------------------
    Proceeds from shares sold                         1,156,093,363        584,409,388
    Distributions reinvested                             65,860,313         14,127,634
    Proceeds from short-term trading fees                   203,807             78,875
                                                     --------------       ------------
                                                      1,222,157,483        598,615,897
    Cost of shares redeemed                            (640,651,603)      (331,310,682)
                                                     --------------       ------------
        NET INCREASE (DECREASE) IN NET ASSETS
         FROM CAPITAL SHARE TRANSACTIONS                581,505,880        267,305,215

---------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                   793,481,044        352,609,394
---------------------------------------------------------------------------------------

NET ASSETS

Beginning of year                                       488,183,437        135,574,043

---------------------------------------------------------------------------------------
END OF YEAR                                          $1,281,664,481       $488,183,437
---------------------------------------------------------------------------------------

Accumulated undistributed net investment income
  (distributions in excess of net investment
  income), end of year                               $    3,230,685       $ (4,225,286)
                                                     ==============       ============

CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------
    Shares sold                                          72,318,323         50,711,235
    Shares reinvested                                     4,615,299          1,353,225
    Shares redeemed                                     (41,039,967)       (29,694,876)
                                                     --------------       ------------
        NET SHARE ACTIVITY                               35,893,655         22,369,584
                                                     ==============       ============

See accompanying notes to financial statements.

104


                                                              WORLD PRECIOUS
                                                               MINERALS FUND                         GOLD SHARES FUND
                                                    ----------------------------------       ---------------------------------
                                                     YEAR ENDED           YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                    JUNE 30, 2006        JUNE 30, 2005       JUNE 30, 2006       JUNE 30, 2005

INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
------------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)                   $      228,153        $ (2,705,134)       $    (69,394)        $  (776,404)
    Net realized gain                                  89,141,365          40,347,602          26,497,509           7,821,039
    Net unrealized appreciation (depreciation)        163,435,815          (2,155,120)         42,899,678            (432,535)
                                                   --------------        ------------        ------------         -----------
        NET INCREASE IN NET ASSETS FROM
         OPERATIONS                                   252,805,333          35,487,348          69,327,793           6,612,100

DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------------------------------------------
    From net investment income                        (11,327,580)         (7,944,295)         (1,018,347)           (428,417)
    From net capital gains                             (6,323,156)                 --                  --                  --
                                                   --------------        ------------        ------------         -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS           (17,650,736)         (7,944,295)         (1,018,347)           (428,417)

FROM CAPITAL SHARE TRANSACTIONS:
------------------------------------------------------------------------------------------------------------------------------
    Proceeds from shares sold                       1,079,149,474         678,942,013         337,422,942         188,220,324
    Distributions reinvested                           16,536,899           7,470,390             941,813             393,191
    Proceeds from short-term trading fees               1,229,616           1,362,092             606,882             397,737
                                                   --------------        ------------        ------------         -----------
                                                    1,096,915,989         687,774,495         338,971,637         189,011,252
    Cost of shares redeemed                          (680,134,237)       (693,856,608)       (263,069,829)       (198,110,589)
                                                   --------------        ------------        ------------         -----------
        NET INCREASE (DECREASE) IN NET ASSETS
         FROM CAPITAL SHARE TRANSACTIONS              416,781,752          (6,082,113)         75,901,808          (9,099,337)

------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                 651,936,349          21,460,940         144,211,254          (2,915,654)
------------------------------------------------------------------------------------------------------------------------------

NET ASSETS

Beginning of year                                     268,312,442         246,851,502          63,816,096          66,731,750

------------------------------------------------------------------------------------------------------------------------------
END OF YEAR                                        $  920,248,791        $268,312,442        $208,027,350         $63,816,096
------------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed net investment income
  (distributions in excess of net investment
  income), end of year                             $   (5,176,414)       $(15,149,750)       $   (183,285)        $   251,659
                                                   ==============        ============        ============         ===========

CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------------------------------------------
    Shares sold                                        44,379,941          44,715,320          28,690,541          24,910,192
    Shares reinvested                                     851,979             460,566              91,795              48,363
    Shares redeemed                                   (30,654,630)        (45,905,829)        (23,670,309)        (26,162,376)
                                                     ------------        ------------        ------------         -----------
        NET SHARE ACTIVITY                             14,577,290            (729,943)          5,112,027          (1,203,821)
                                                     ============        ============        ============         ===========

  NOTES TO FINANCIAL STATEMENTS                        June 30, 2006

NOTE 1: SIGNIFICANT ACCOUNTING POLICIES

 U.S. Global Investors Funds (Trust) is organized as a Massachusetts business trust, consisting of nine separate funds (Funds), as follows: U.S. Treasury Securities Cash, U.S. Government Securities Savings, Near-Term Tax Free, Tax Free, All American Equity, China Region Opportunity, Global Resources, World Precious Minerals and Gold Shares. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended. All funds are diversified with the exception of China Region Opportunity, Global Resources, World Precious Minerals and Gold Shares.

 The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States.

 A. SECURITY VALUATIONS
 The Funds value investments traded on national or international securities exchanges or over-the-counter at the last sales price reported by the security's primary exchange at the time of daily valuation. Securities for which no sale was reported are valued at the mean between the last reported bid and asked prices or using quotes provided by principal market makers. Short-term investments with effective maturities of sixty days or less at the date of purchase and investments of U.S. Treasury Securities Cash and U.S. Government Securities Savings Funds are valued at amortized cost, which approximates market value. An independent pricing service values municipal securities and long-term U.S. Government obligations using a system based on such factors as credit rating, maturity, coupon and type of security to determine fair value.

 B. FAIR VALUED SECURITIES
 Securities for which market quotations are not readily available or which are subject to legal restrictions are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. The following factors are generally considered in determining fair value: nature and duration of any trading restrictions, trading volume, market values of unrestricted shares of the same or similar class, investment management's judgment regarding the market experience of the issuer, financial status and other operational and market factors affecting the issuer, issuer's management, quality of the underlying property based on review of independent geological studies, the extent of a Fund's investment in the trading securities of the issuer; and other relevant matters. The fair values may differ from what would have been used had a broader market for these securities existed.

 For securities traded on international exchanges, if events which may materially affect the value of a Fund's securities occur after the close of the primary exchange

  NOTES TO FINANCIAL STATEMENTS                        June 30, 2006

 and before a Fund's net asset value is next determined, then those securities will be valued at their fair value as determined in good faith under the supervision of the Board of Trustees. The Funds may use a systematic fair value model provided by an independent third party to value international securities.

 C. SECURITY TRANSACTIONS AND INVESTMENT INCOME
 Security transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on an identified-cost basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, which may include original issue discount, is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, respectively, on a yield-to-maturity basis as adjustments to interest income.

 The Funds may purchase securities on a when-issued or delayed-delivery basis and segregate the liquid assets on their books to collateralize the obligation until trade settlement. Such investments are accounted for in the same manner as marketable portfolio securities.

 The equity funds may invest in private placements and initial public offerings (IPOs), the volatility of which may significantly affect performance. There is no guarantee that these high-risk investments will affect a Fund's performance in the same way in the future.

 D. REPURCHASE AGREEMENTS
 The Funds may enter into repurchase agreements with recognized financial institutions or registered broker-dealers and, in all instances, hold, as collateral, underlying securities with a value exceeding the principal amount of the repurchase obligation. The Funds use joint tri-party repurchase agreement accounts with other funds under common management where uninvested cash is collectively invested in repurchase agreements, and each participating fund owns an undivided interest in the account.

 E. OPTIONS
 Some Funds may write or purchase options on securities to manage their exposure to stock or commodity markets as well as fluctuations in interest and currency conversion rates. Written options include a risk of loss in excess of the option premium. The use of options carries the risk of a change in value of the underlying instruments, an illiquid secondary market, or failure of the counterparty to perform its obligations. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the

  NOTES TO FINANCIAL STATEMENTS                        June 30, 2006

 amount of the premium. Transactions in written call options during the year ended June 30, 2006, were as follows:

                                CHINA REGION              GLOBAL
                              OPPORTUNITY FUND        RESOURCES FUND         GOLD SHARES FUND
                            -------------------------------------------------------------------
                            NUMBER OF   PREMIUMS   NUMBER OF   PREMIUMS    NUMBER OF   PREMIUMS
                            CONTRACTS   RECEIVED   CONTRACTS   RECEIVED    CONTRACTS   RECEIVED

  Options outstanding at
    June 30, 2005                --     $     --         --    $     --         --     $     --
  Options written               190       38,349      1,600     222,000        225       59,616
  Options terminated in
    closing purchase
    options                     (80)     (19,059)    (1,600)   (222,000)      (225)     (59,616)
  Options expired                --           --         --          --         --           --
  Options exercised            (110)     (19,290)        --          --         --           --
                              -----     --------    -------    --------      -----     --------
  Options outstanding at
    June 30, 2006                --     $     --         --    $     --         --     $     --
                              =====     ========    =======    ========      =====     ========

 F. FOREIGN CURRENCY TRANSACTIONS
 Some Funds may invest in securities of foreign issuers. The accounting records of these funds are maintained in U.S. dollars. At each net asset value determination date, the value of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current prevailing exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the respective dates of the transaction. The effect of changes in foreign exchange rates on foreign denominated securities is included with the net realized and unrealized gain or loss on securities. Other unrealized foreign currency gains or losses are reported separately.

 G. FORWARD FOREIGN CURRENCY CONTRACTS
 The Funds may enter into forward foreign currency contracts to lock in the U.S. dollar cost of purchase and sale transactions or to defend the portfolio against currency fluctuations. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are valued daily, and the fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. There were no open forward foreign currency contracts at June 30, 2006.

 H. FEDERAL INCOME TAXES
 The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to

  NOTES TO FINANCIAL STATEMENTS                        June 30, 2006

 distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required.

 In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes
 (FIN 48). FIN 48 sets forth a recognition threshold and measurement method for the financial statement recognition and measurement of a tax position taken or expected to be taken on a tax return. FIN 48 will be effective for the Funds' fiscal year ending June 30, 2008, and will be applied to all open tax years as of the effective date. No determination has been made whether the adoption of FIN 48 will impact the Funds' net assets or have any other effect on the Funds' financial statements.

 I. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 The Funds record dividends and distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, periodic reclassifications are made within the Funds' capital accounts to reflect income and gains available for distribution under income tax regulations.

 The Funds generally make distributions at least annually. The U.S. Treasury Securities Cash and U.S. Government Securities Savings Funds accrue dividends, on a daily basis with payment monthly. Tax Free and Near-Term Tax Free pay monthly dividends. Dividends and distributions payable at period end are processed for reinvestment on the following business day.

 J. EXPENSES
 Each Fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Expense offset arrangements have been made with the Funds' custodian so the custodian fees may be paid indirectly by credits earned on the Funds' cash balances. Such deposit arrangements are an alternative to overnight investments.

 K. SHORT-TERM TRADING (REDEMPTION) FEES
 Shares held in the All American Equity Fund less than 30 days are subject to a short-term trading fee equal to 0.10% of the proceeds of the redeemed shares. Shares held in the China Region Opportunity Fund less than 180 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. Shares held in the Global Resources Fund held less than 30 days are subject to a short-term trading fee equal to 0.25% of the proceeds of the redeemed shares. Shares held in the World Precious Minerals and Gold Shares Funds less than 30 days are subject to a short-term trading fee equal to 0.50% of the proceeds of the redeemed shares. These fees, which are retained by the Funds, are accounted for as an addition to paid-in capital.

  NOTES TO FINANCIAL STATEMENTS                        June 30, 2006

 L. USE OF ESTIMATES IN FINANCIAL STATEMENT PREPARATION
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2: RELATED PARTY TRANSACTIONS

 U.S. Global Investors, Inc. (Adviser), under an investment advisory agreement with the Trust in effect through February 28, 2007, furnishes management and investment advisory services and, subject to the supervision of the Trustees, directs the investments of each fund according to its investment objectives, policies and limitations. The Adviser also furnishes all necessary office facilities, business equipment and personnel for administering the affairs of the Trust. Frank E. Holmes, a trustee of the Funds, is the controlling owner of the Adviser.

 For the services of the Adviser, each fund pays a management fee based upon its net assets. Fees are accrued daily and paid monthly. The contractual management fee for each fund is:

                                          ANNUAL PERCENTAGE OF
               FUND                     AVERAGE DAILY NET ASSETS
  --------------------------------------------------------------------
  Gold Shares, All American        .75% of the first $250,000,000 and
  Equity and Tax Free              .50% of the excess

  U.S. Treasury Securities Cash    .50% of the first $250,000,000 and
  and U.S. Government Securities   .375% of the excess
  Savings

  World Precious Minerals and      1.00% of the first $250,000,000 and
  Global Resources                 .50% of the excess

  Near-Term Tax Free               0.50%

  China Region Opportunity         1.25%

 The Adviser has voluntarily agreed to reimburse specific funds so that their total operating expenses will not exceed certain annual percentages of average net assets. The expenses for the year ended June 30, 2006, were voluntarily limited as follows: U.S. Government Securities Savings at 0.45%, Near-Term Tax Free at 0.45%, Tax Free at 0.70% and All American Equity at 1.75%. In addition, the Adviser has contractually limited total fund operating expenses to not exceed 0.45% for the U.S. Government Securities Savings Fund, 0.45% for the Near-Term Tax Free Fund, 0.70% for the Tax Free Fund and 1.75% for the All American Equity Fund on an annualized basis through November 01, 2006, and until such later date as the Adviser determines.

  NOTES TO FINANCIAL STATEMENTS                        June 30, 2006

 The Adviser has also voluntarily agreed to waive fees and/or reimburse U.S. Treasury Securities Cash Fund and U.S. Government Securities Savings Fund to the extent necessary to maintain the fund's yield at a certain level as determined by the Adviser (Minimum Yield). The Adviser may recapture any fees waived and/or expenses reimbursed within three years after the end of the fiscal year of such waiver and/or reimbursement to the extent that such recapture would not cause the fund's yield to fall below the Minimum Yield. For the year ended June 30, 2004, fees waived and/or expenses reimbursed as a result of this agreement were $45,136 and $0 for the U.S. Treasury Securities Cash Fund and the U.S. Government Securities Savings Fund, respectively. These amounts were recoverable by the Adviser through June 30, 2007. The U.S. Treasury Securities Cash Fund reimbursed the Adviser the previously waived amount of $45,136 during the year ended June 30, 2006. As of June 30, 2006, there were no amounts recoverable by the Adviser under this agreement.

 United Shareholder Services, Inc. (USSI), a wholly-owned subsidiary of the Adviser, is the transfer agent for the funds. Each fund pays an annual fee based on its number of shareholder accounts for transfer agency services. Certain account fees are paid directly by shareholders to the transfer agent, which, in turn, reduces its charge to the Funds. Brown Brothers Harriman & Co. serves as the custodian, fund accounting and administration service agent with a fee structure based primarily on average net assets of the Funds. Additionally, the Adviser was reimbursed for in-house legal and internal administration services pertaining to the Funds during the year ended June 30, 2006, in the amounts of $232,967 and $33,533, respectively.

 During the year ended June 30, 2006, A & B Mailers, Inc., a wholly-owned subsidiary of the Adviser, was paid $347,423 for mailing services provided to the Funds.

 The independent Trustees receive compensation for serving on the Board. The Chairman and members of special committees receive additional compensation. Trustees are also reimbursed for out-of-pocket expenses incurred while attending meetings. Frank E. Holmes receives no compensation from the Funds for serving on the Board.

  NOTES TO FINANCIAL STATEMENTS                        June 30, 2006

NOTE 3: INVESTMENT ACTIVITY

 Cost of purchases and proceeds from sales of long-term securities for the year ended June 30, 2006, are summarized as follows:

  FUND                                      PURCHASES          SALES
  -----------------------------------------------------------------------
  Near-Term Tax Free                      $    5,097,439   $    7,744,741
  Tax Free                                     3,192,121       10,537,236
  All American Equity                         69,671,284       71,967,087
  China Region Opportunity                   143,762,838      120,264,048
  Global Resources                         1,795,671,400    1,269,336,193
  World Precious Minerals                    495,734,702      270,985,975
  Gold Shares                                 88,144,001       74,508,948

 U.S. Treasury Securities Cash and U.S. Government Securities
 Savings held only short-term investments. The Funds neither purchased nor sold long-term U.S. government securities during the period.

 Fair valued securities which were primarily composed of restricted securities, as a percentage of net assets at June 30, 2006, were 0.94% of China Region Opportunity, 3.81% of Global Resources, and 0.73% of World Precious Minerals.

 Investments in foreign issuers as a percent of total investments at June 30, 2006, were: 80.26% of China Region Opportunity, 70.05% of Global Resources, 76.09% of World Precious Minerals and 66.27% of Gold Shares.

NOTE 4: TAX INFORMATION

 The following table presents the income tax basis of the securities owned at June 30, 2006, and the tax basis components of net unrealized appreciation or depreciation:

                                                           GROSS          GROSS       NET UNREALIZED
                                        AGGREGATE        UNREALIZED     UNREALIZED     APPRECIATION
             FUND                        TAX COST       APPRECIATION   DEPRECIATION   (DEPRECIATION)
  ---------------------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash       $  119,030,682   $         --   $         --    $          --
  U.S. Government Securities Savings     434,370,869             --             --               --
  Near-Term Tax Free                      15,808,513         51,378       (156,464)        (105,086)
  Tax Free                                15,096,480        394,684        (41,425)         353,259
  All American Equity                     20,009,767      1,912,178       (392,684)       1,519,494
  China Region Opportunity                69,116,493      3,252,938     (1,729,104)       1,523,834
  Global Resources                     1,160,048,730    170,610,652    (38,055,704)     132,554,948
  World Precious Minerals                774,947,089    163,467,583    (23,970,823)     139,496,760
  Gold Shares                            149,955,826     57,126,603     (3,465,288)      53,661,315

  NOTES TO FINANCIAL STATEMENTS                        June 30, 2006

 As of June 30, 2006, the components of distributable earnings on a tax basis were as follows:

                                      UNDISTRIBUTED  UNDISTRIBUTED   UNDISTRIBUTED   NET UNREALIZED
                                       TAX EXEMPT      ORDINARY        LONG-TERM      APPRECIATION
             FUND                        INCOME         INCOME       CAPITAL GAINS   (DEPRECIATION)
  --------------------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash         $    --      $      8,835     $        --     $         --
  U.S. Government Securities Savings         --           433,491              --               --
  Near-Term Tax Free                         --            25,583              --         (105,086)
  Tax Free                                   --            36,862              --          353,259
  All American Equity                        --         2,478,347         208,701        1,522,897
  China Region Opportunity                   --         1,331,121              --        1,517,257
  Global Resources                           --       142,212,918      36,435,112      132,567,127
  World Precious Minerals                    --        77,614,502      33,437,343      139,844,520
  Gold Shares                                --                --              --       53,768,080

 The differences between book-basis and tax-basis unrealized appreciation (depreciation) for All American Equity, China Region Opportunity, Global Resources, World Precious Minerals and Gold Shares are attributable primarily to the tax deferral of losses on wash sales, investment in passive foreign investment companies
 (PFIC), forwards marked to market and unreversed return of capital in Canadian Trusts.

 The tax character of distributions paid during the year ended June 30, 2006, were as follows:

                                     TAX-EXEMPT     ORDINARY       LONG-TERM
               FUND                    INCOME        INCOME      CAPITAL GAINS      TOTAL
  ------------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash       $     --     $3,519,445     $        --    $ 3,519,445
  U.S. Government Securities Savings        --     14,951,407              --     14,951,407
  Near-Term Tax Free                   458,132         53,288              --        511,420
  Tax Free                             705,578         40,613              --        746,191
  All American Equity                       --             --         455,916        455,916
  China Region Opportunity                  --        909,532              --        909,532
  Global Resources                          --     59,079,652      10,440,800     69,520,452
  World Precious Minerals                   --     12,189,828       5,460,908     17,650,736
  Gold Shares                               --      1,018,347              --      1,018,347

  NOTES TO FINANCIAL STATEMENTS                        June 30, 2006

 The tax character of distributions paid during the fiscal year ended June 30, 2005, were as follows:

                                     TAX-EXEMPT     ORDINARY       LONG-TERM
               FUND                    INCOME        INCOME      CAPITAL GAINS      TOTAL
  ------------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash       $     --     $1,284,803      $       --    $ 1,284,803
  U.S. Government Securities Savings        --      7,229,289              --      7,229,289
  Near-Term Tax Free                   490,494         34,594              --        525,088
  Tax Free                             893,128         45,740              --        938,868
  All American Equity                       --             --              --             --
  China Region Opportunity                  --        727,576              --        727,576
  Global Resources                          --      9,712,693       5,136,520     14,849,213
  World Precious Minerals                   --      7,944,295              --      7,944,295
  Gold Shares                               --        428,417              --        428,417

 Net realized capital loss carryforwards, for federal income tax purposes, may be used to offset current or future capital gains until expiration. The Funds' tax-basis capital gains and losses are determined only at the end of each fiscal year. The loss carryforwards and related expiration dates for each fund, as of June 30, 2006, are as follows:

                                                       EXPIRATION DATE
                FUND                     2007          2008         2009         2010
  --------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash       $     7,529   $   10,657   $       --   $       --
  U.S. Government Securities Savings           --           --           --           --
  Near-Term Tax Free                           --       17,590       59,454           --
  Tax Free                                     --           --      252,154           --
  All American Equity                          --           --           --           --
  China Region Opportunity                     --           --      459,833      193,867
  Global Resources                             --           --           --           --
  World Precious Minerals                      --           --           --           --
  Gold Shares                          50,050,196    2,931,501    4,098,335           --


                                                  EXPIRATION DATE
             FUND                        2011       2012       2013      2014       TOTAL
  -------------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash       $      285   $    --   $     --   $   --   $     18,471
  U.S. Government Securities Savings          --    12,079         --       --         12,079
  Near-Term Tax Free                          --    46,218     33,686    2,760        159,708
  Tax Free                                    --    90,567    421,236       --        763,957
  All American Equity                         --        --         --       --             --
  China Region Opportunity                80,860        --         --       --        734,560
  Global Resources                            --        --         --       --             --
  World Precious Minerals                     --        --         --       --             --
  Gold Shares                          1,122,291        --         --       --     58,202,323

  NOTES TO FINANCIAL STATEMENTS                        June 30, 2006

                                POST OCTOBER 31, 2005       POST OCTOBER 31, 2005
              FUND              CAPITAL LOSS DEFERRAL       CURRENCY LOSS DEFERRAL
  --------------------------------------------------------------------------------
  Near-Term Tax Free                   $196,063                    $    --
  Gold Shares                                --                     61,144

 The amounts above, in accordance with tax rules, are deemed to have occurred on July 1, 2006.

NOTE 5: RISKS OF CONCENTRATIONS

 China Region Opportunity may be exposed to risks not typically associated with investments in the United States, due to concentration of investments in foreign issuers in the region. These investments present risks resulting from disruptive political or economic conditions and the potential imposition of adverse governmental laws or currency exchange restrictions affecting the area.

 The investment policies of Gold Shares and World Precious Minerals present unique risks to their respective portfolios' values. The prices of gold and other precious metals may be subject to fluctuations caused by international monetary and political developments including trade or currency restrictions, currency devaluation and revaluation, and social and political conditions within a country. Fluctuations in the prices of gold and other precious metals will affect the market values of the securities held by these funds.

NOTE 6: CREDIT ARRANGEMENTS

 Each of the U.S. Global Investors Funds, along with other funds under common management, has a revolving credit facility with Brown Brothers Harriman & Co. (BBH). Borrowings of each fund are collateralized by any or all of the securities held by BBH as the fund's custodian. Interest on borrowings is charged at the current overnight Federal Funds Rate plus 2%. Each fund has a maximum borrowing limit of 10% of qualified assets. The aggregate borrowings by all the funds under the agreement cannot exceed $10,000,000 at any one time. There were no borrowings under the revolving credit facility at June 30, 2006.

NOTE 7: SHARES OF BENEFICIAL INTEREST

 At June 30, 2006, individual shareholders holding more than 5% of outstanding shares comprised 5.00% and 8.21% of the Near-Term Tax Free Fund and the Tax Free Fund, respectively. In addition, the
 Adviser held 8.19% of the Near-Term Tax Free Fund.

NOTE 8: NEAR-TERM TAX FREE FUND STOCK SPLIT

 Effective as of the close of business on January 3, 2005, Near-Term Tax Free Fund instituted a 5-for-1 stock split. All capital share activity and per share data for Near-Term Tax Free Fund for the previous periods presented in these financial statements has been adjusted to reflect the stock split.

  FINANCIAL HIGHLIGHTS

U.S. TREASURY SECURITIES CASH FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,

                                                          2006         2005         2004         2003         2002
NET ASSET VALUE, BEGINNING OF YEAR                       $1.00        $1.00        $1.00        $1.00        $1.00
---------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income                                    .03          .01           --(a)        .01         .01
  Net realized and unrealized gain                          --           --           --           --           --
                                                      --------     --------     --------     --------     --------
  Total from investment activities                         .03          .01           --(a)        .01         .01
                                                      --------     --------     --------     --------     --------
Distributions from net investment income                  (.03)        (.01)          --(a)       (.01)       (.01)

---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                             $1.00        $1.00        $1.00        $1.00        $1.00
---------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)                 3.11%        1.12%         .08%         .57%        1.43%
Ratios to Average Net Assets (c):
  Net investment income                                   3.06%        1.11%         .07%         .52%        1.43%
  Total expenses                                           .92%         .97%        1.00%         .97%        1.00%
  Expenses reimbursed or offset                             --(d)        --(d)      (.04)%         --(d)        --(d)
  Net recouped fees                                        .03%          --           --           --           --
  Net expenses                                             .95%         .97%         .96%         .97%        1.00%

NET ASSETS, END OF YEAR (IN THOUSANDS)                $119,028     $124,058     $112,575     $123,879     $134,930


U.S. GOVERNMENT SECURITIES SAVINGS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,

                                                          2006         2005         2004         2003         2002

NET ASSET VALUE, BEGINNING OF YEAR                       $1.00        $1.00        $1.00        $1.00        $1.00
---------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income                                    .04          .02          .01          .01          .02
  Net realized and unrealized gain                          --           --           --           --           --
                                                      --------     --------     --------     --------     --------
  Total from investment activities                         .04          .02          .01          .01          .02
                                                      --------     --------     --------     --------     --------
Distributions from net investment income                  (.04)        (.02)        (.01)        (.01)        (.02)

---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                             $1.00        $1.00        $1.00        $1.00        $1.00
---------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)                 3.69%        1.70%         .63%        1.09%        2.20%
Ratios to Average Net Assets (c):
  Net investment income                                   3.64%        1.67%         .61%        1.08%        2.20%
  Total expenses                                           .64%         .65%         .65%         .61%         .59%
  Expenses reimbursed or offset                           (.19)%       (.20)%       (.20)%       (.16)%       (.14)%
  Net expenses                                             .45%         .45%         .45%         .45%         .45%

NET ASSETS, END OF YEAR (IN THOUSANDS)                $435,417     $411,979     $441,722     $529,829     $691,843

(a)  The per share amount does not round to a full penny.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c) Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

(d)  Ratio does not round to 0.01%.

See accompanying notes to financial statements.

116



  FINANCIAL HIGHLIGHTS

NEAR-TERM TAX FREE FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,

                                                          2006        2005*        2004*        2003*        2002*

NET ASSET VALUE, BEGINNING OF YEAR                       $2.17        $2.17        $2.23        $2.16        $2.12
---------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income                                    .07          .07          .06          .06          .08
  Net realized and unrealized gain (loss)                 (.05)        (.01)        (.06)         .07          .04
                                                       -------      -------      -------      -------       ------
  Total from investment activities                         .02          .06          .00          .13          .12
                                                       -------      -------      -------      -------       ------
Distributions from net investment income                  (.07)        (.06)        (.06)        (.06)        (.08)

---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                             $2.12        $2.17        $2.17        $2.23        $2.16
---------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (a)                 .75%         2.75%         .20%        5.97%        5.65%
Ratios to Average Net Assets (b):
  Net investment income                                   3.08%        2.79%        2.73%        2.83%        3.73%
  Total expenses                                          1.54%        1.49%        1.25%        1.44%        2.63%
  Expenses reimbursed or offset                          (1.09)%      (1.04)%       (.80)%       (.94)%      (2.01)%
  Net expenses                                             .45%         .45%         .45%         .50%         .62%
Portfolio turnover rate                                     33%           5%          21%          20%          19%

NET ASSETS, END OF YEAR (IN THOUSANDS)                 $15,830      $18,706      $18,673      $21,979       $9,752


TAX FREE FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,

                                                          2006         2005         2004         2003         2002
NET ASSET VALUE, BEGINNING OF YEAR                      $12.33       $12.08       $12.65       $12.18       $11.95
---------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income                                    .52          .44          .43          .42          .50
  Net realized and unrealized gain (loss)                 (.36)         .25         (.58)         .48          .23
                                                       -------      -------      -------      -------      -------
  Total from investment activities                         .16          .69         (.15)         .90          .73
                                                       -------      -------      -------      -------      -------
Distributions from net investment income                  (.51)        (.44)        (.42)        (.43)        (.50)

---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                            $11.98       $12.33       $12.08       $12.65       $12.18
---------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (a)                 1.30%        5.78%       (1.25)%       7.49%        6.18%
Ratios to Average Net Assets (b):
  Net investment income                                   4.01%        3.50%        3.22%        3.34%        4.13%
  Total expenses                                          1.69%        1.47%        1.09%        1.22%        1.56%
  Expenses reimbursed or offset                           (.99)%       (.77)%       (.39)%       (.52)%       (.86)%
  Net expenses                                             .70%         .70%         .70%         .70%         .70%
Portfolio turnover rate                                     19%          40%          54%          26%          22%

NET ASSETS, END OF YEAR (IN THOUSANDS)                 $14,992      $22,433      $28,167      $55,283      $21,698


* The values shown for Near-Term Tax Free Fund prior periods have been adjusted to reflect the 5-for-1 stock split, which was effective on January 3, 2005.

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b) Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

See accompanying notes to financial statements.

                                                                   117



  FINANCIAL HIGHLIGHTS

ALL AMERICAN EQUITY FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,

                                                          2006         2005         2004         2003         2002

NET ASSET VALUE, BEGINNING OF YEAR                      $24.47       $22.53       $19.15       $21.20       $25.44
---------------------------------------------------------------------------------------------------------------------
Investment Activities
  Net investment loss                                     (.18)        (.02)        (.11)        (.03)        (.03)
  Net realized and unrealized gain (loss)                 3.89         1.96         3.49        (2.02)       (4.20)
                                                       -------      -------      -------      -------      -------
  Total from investment activities                        3.71         1.94         3.38        (2.05)       (4.23)
                                                       -------      -------      -------      -------      -------
Distributions
  From net investment income                                --           --           --           --         (.01)
  From net realized gains                                 (.59)          --           --           --           --
                                                       -------      -------      -------      -------      -------
  Total distributions                                     (.59)          --           --           --         (.01)
Short-Term Trading Fees* (a)                                --           --           --           --           --

---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                            $27.59       $24.47       $22.53       $19.15       $21.20
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (excluding account fees) (b)                15.25%        8.61%       17.65%       (9.67)%     (16.62)%
Ratios to Average Net Assets (c):
  Net investment loss                                     (.67)%       (.09)%       (.49)%       (.12)%       (.12)%
  Total expenses                                          2.20%        2.44%        2.31%        2.56%        2.19%
  Expenses reimbursed or offset                           (.45)%       (.69)%       (.56)%      (1.06)%       (.73)%
  Net expenses                                            1.75%        1.75%        1.75%        1.50%        1.46%
Portfolio turnover rate                                    369%         262%          96%         119%          75%

NET ASSETS, END OF YEAR (IN THOUSANDS)                 $21,547      $19,253      $19,974      $18,334      $20,713



CHINA REGION OPPORTUNITY FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,

                                                          2006         2005         2004         2003         2002

NET ASSET VALUE, BEGINNING OF YEAR                       $6.87        $5.86        $4.17        $4.38        $4.92
---------------------------------------------------------------------------------------------------------------------
Investment Activities
  Net investment loss                                     (.01)*       (.06)          --*        (.02)        (.04)
  Net realized and unrealized gain (loss)                 2.02         1.22         1.69         (.20)        (.51)
                                                       -------      -------      -------      -------      -------
  Total from investment activities                        2.01         1.16         1.69         (.22)        (.55)
                                                       -------      -------      -------      -------      -------
Distributions from net investment income                  (.19)        (.16)        (.05)          --           --
Short-Term Trading Fees*                                   .02          .01          .05          .01          .01

---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                             $8.71        $6.87        $5.86        $4.17        $4.38
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (excluding account fees) (b)                30.03%       19.98%       41.63%       (4.79)%     (10.98)%
Ratios to Average Net Assets (c):
  Net investment income (loss)                            (.08)%       (.54)%        .05%        (.60)%       (.83)%
  Total expenses                                          2.31%        2.56%        2.25%        3.91%        3.54%
  Expenses reimbursed or offset                           (.01)%         --(d)         --(d)       --(d)        --(d)
  Net expenses                                            2.30%        2.56%        2.25%        3.91%        3.54%
Portfolio turnover rate                                    292%         136%         126%          44%          29%

NET ASSETS, END OF YEAR (IN THOUSANDS)                 $67,761      $30,511      $35,090      $12,815      $12,003


*    Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c) Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio had such reductions not occurred.

(d)  Ratio does not round to 0.01%.

See accompanying notes to financial statements.

118



  FINANCIAL HIGHLIGHTS

GLOBAL RESOURCES FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,

                                                          2006         2005         2004         2003         2002
NET ASSET VALUE, BEGINNING OF YEAR                      $12.67        $8.39        $5.14        $4.93        $4.01
---------------------------------------------------------------------------------------------------------------------
Investment Activities
  Net investment income (loss)                             .29          .25          .12         (.05)        (.06)
  Net realized and unrealized gain                        5.63         4.67         3.26          .35          .98
                                                    ----------     --------     --------      -------      -------
  Total from investment activities                        5.92         4.92         3.38          .30          .92
                                                    ----------     --------     --------      -------      -------
Distributions
  From net investment income                              (.32)        (.34)        (.13)        (.09)          --
  From net realized gains                                (1.05)        (.30)          --           --           --
                                                    ----------     --------     --------      -------      -------
  Total distributions                                    (1.37)        (.64)        (.13)        (.09)          --
Short-Term Trading Fees* (a)                                --           --           --           --           --

---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                            $17.22       $12.67        $8.39        $5.14        $4.93
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (excluding account fees) (b)               48.91%        60.21%       65.73%        6.43%       22.94%
Ratios to Average Net Assets (c):
  Net investment income (loss)                            1.07%         .91%         .74%       (1.38)%      (1.57)%
  Total expenses                                           .96%        1.30%        1.54%        3.75%        3.83%
  Expenses reimbursed or offset                           (.01)%         --(d)        --(d)        --(d)        --(d)
  Net expenses                                             .95%        1.30%        1.54%        3.75%        3.83%
Portfolio turnover rate                                    157%         116%         140%         101%          96%

NET ASSETS, END OF YEAR (IN THOUSANDS)              $1,281,664     $488,183     $135,574      $14,884      $14,900


WORLD PRECIOUS MINERALS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,

                                                          2006         2005         2004         2003         2002
NET ASSET VALUE, BEGINNING OF YEAR                      $15.50       $13.68        $9.75       $10.43        $5.28
---------------------------------------------------------------------------------------------------------------------
Investment Activities
  Net investment income (loss)                             .72         (.22)        (.17)*       (.05)        (.07)
  Net realized and unrealized gain (loss)                13.62         2.42         5.85         (.52)        5.18
                                                      --------     --------     --------     --------      -------
  Total from investment activities                       14.34         2.20         5.68         (.57)        5.11
                                                      --------     --------     --------     --------      -------
Distributions
  From net investment income                              (.67)        (.46)       (1.86)        (.25)          --
  From net realized gains                                 (.37)          --           --           --           --
                                                      --------     --------     --------     --------      -------
  Total distributions                                    (1.04)        (.46)       (1.86)        (.25)          --
Short-Term Trading Fees*                                   .06          .08          .11          .14          .04

---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                            $28.86       $15.50       $13.68        $9.75       $10.43
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (excluding account fees) (b)                96.21%       16.50%       57.42%       (4.02)%      97.54%
Ratios to Average Net Assets (c):
  Net investment income (loss)                             .05%       (1.01)%      (1.15)%      (1.36)%      (1.32)%
  Total expenses                                          1.13%        1.48%        1.47%        1.92%        2.27%
  Expenses reimbursed or offset (d)                         --           --           --           --           --
  Net expenses                                            1.13%        1.48%        1.47%        1.92%        2.27%
Portfolio turnover rate                                     66%          55%          65%         141%         104%

NET ASSETS, END OF YEAR (IN THOUSANDS)                $920,249     $268,312     $246,852     $107,212      $97,044


*    Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c) Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

(d)  Ratio does not round to 0.01%.


See accompanying notes to financial statements.

                                                                   119



  FINANCIAL HIGHLIGHTS

GOLD SHARES FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,

                                                          2006         2005         2004         2003         2002

NET ASSET VALUE, BEGINNING OF YEAR                       $7.67        $7.00        $5.18        $5.28        $2.83
---------------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment loss                                     (.01)*       (.11)        (.10)        (.10)        (.06)
  Net realized and unrealized gain                        7.88          .79         1.91         (.02)        2.48
                                                      --------      -------      -------      -------      -------
  Total from investment activities                        7.87          .68         1.81         (.12)        2.42
                                                      --------      -------      -------      -------      -------
Distributions from net investment income                  (.12)        (.05)        (.03)          --           --
Short-Term Trading Fees*                                   .06          .04          .04          .02          .03

---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                            $15.48        $7.67        $7.00        $5.18        $5.28
---------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (a)               104.15%       10.19%       35.57%       (1.89)%      86.57%
Ratios to Average Net Assets (b):
  Net investment loss                                     (.06)%      (1.13)%      (1.45)%      (1.98)%      (1.99)%
  Total expenses                                          1.47%        1.97%        1.93%        2.64%        3.57%
  Expenses reimbursed or offset (c)                         --           --           --           --           --
  Net expenses                                            1.47%        1.97%        1.93%        2.64%        3.57%
Portfolio turnover rate                                     78%          66%          85%         138%         164%

NET ASSETS, END OF YEAR (IN THOUSANDS)                $208,027      $63,816      $66,732      $45,720      $52,911


*    Based on average monthly shares outstanding.

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b) Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio had such reductions not occurred.

(c)  Ratio does not round to 0.01%.

See accompanying notes to financial statements.

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of U.S. Global Investors Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the U.S
Treasury Securities Cash Fund, U.S. Government Securities Savings
Fund, Near-Term Tax Free Fund, Tax Free Fund, All American Equity
Fund, China Region Opportunity Fund, Global Resources Fund, World Precious Minerals Fund and Gold Shares Fund (collectively, the
"Funds"), each a portfolio of U.S. Global Investors Funds (Trust) as of June 30, 2006, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting U.S. Global Investors Funds, as of June 30, 2006, and the results of their operations, the changes in their net assets and financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Boston, Massachusetts
August 22, 2006

  TRUSTEES AND OFFICERS (UNAUDITED)                    June 30, 2006

The following table presents information about the Trustees as of June 30, 2006, together with a brief description of their principal occupations during the last five years. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72 years of age. If you would like more information about the Trustees, you may call 1-800-US-FUNDS (1-800-873-8637) to request a free copy of the Statement of Additional Information.

NON-INTERESTED TRUSTEES

NAME (AGE)
ADDRESS
POSITIONS HELD WITH TRUST
LENGTH OF TIME SERVED
NUMBER OF PORTFOLIOS IN FUND      PRINCIPAL OCCUPATION(S) AND PREVIOUS POSITIONS
COMPLEX OVERSEEN BY TRUSTEE      DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------
Mr. J. Michael Belz (53)         PRINCIPAL OCCUPATION: President and Chief
7900 Callaghan Road              Executive Officer of Catholic Life Insurance
San Antonio, TX 78229            since 1984.
Trustee                          OTHER DIRECTORSHIPS HELD: Director of Broadway
November 2005 to present         National Bank from October 2003 to present.
Thirteen portfolios
---------------------------------------------------------------------------------
James F. Gaertner (63)           PRINCIPAL OCCUPATION: President of Sam Houston
7900 Callaghan Road              State University from August 2001 to present.
San Antonio, TX 78229            OTHER DIRECTORSHIPS HELD: Chairman of the Board
Trustee                          of Directors of Tandy Brands Accessories, Inc.
November 2002 to present         from October 1997 to present.
Nine portfolios
---------------------------------------------------------------------------------
Clark R. Mandigo (63)            PRINCIPAL OCCUPATION: Restaurant operator,
7900 Callaghan Road              business consultant from 1991 to present.
San Antonio, TX 78229            OTHER DIRECTORSHIPS HELD: Director of Lone Star
Trustee                          Steakhouse & Saloon, Inc. from 1992 to present
1998 to present                  and Horizon Organic Holding Corporation from
Thirteen portfolios              1996 to January 2004.
---------------------------------------------------------------------------------
Walter W. McAllister III (64)    OTHER DIRECTORSHIPS HELD: Director, Texas
7900 Callaghan Road              Capital Banc Shares, Inc. from 1999 to present.
San Antonio, TX 78229
Trustee
1998 to present
Nine portfolios
---------------------------------------------------------------------------------
Willem C.J. van Rensburg (67)    PRINCIPAL OCCUPATION: Retired. Professor of
7900 Callaghan Road              Geological Science and Petroleum Engineering,
San Antonio, TX 78229            University of Texas at Austin from September
Trustee                          1981 to May 2006.
1978 to present
Nine portfolios
---------------------------------------------------------------------------------

122



  TRUSTEES AND OFFICERS (UNAUDITED)                                June 30, 2006

INTERESTED TRUSTEE

NAME (AGE)
ADDRESS
POSITIONS HELD WITH TRUST
LENGTH OF TIME SERVED
NUMBER OF PORTFOLIOS IN FUND      PRINCIPAL OCCUPATION(S) AND PREVIOUS POSITIONS
COMPLEX OVERSEEN BY TRUSTEE      DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------
Frank Holmes * (51)              PRINCIPAL OCCUPATION: Director, Chief Executive
7900 Callaghan Road              Officer, and Chief Investment Officer of the
San Antonio, TX 78229            Adviser. Since October 1989, Mr. Holmes has
Trustee, Chief Executive         served and continues to serve in various
Officer, Chief Investment        positions with the Adviser, its subsidiaries,
Officer, President               and the investment companies it sponsors.
1989 to present                  OTHER DIRECTORSHIPS HELD: Chairman of the Board
Thirteen portfolios              of Directors of Endeavour Mining Capital Corp.
                                 from November 2005 to present. Director of 71316
                                 Ontario, Inc. from April 1987 to present and of
                                 F. E. Holmes Organization, Inc. from July 1978
                                 to present. Director of Franc-Or Resources Corp.
                                 from November 1994 to November 1996 and from
                                 June 2000 to November 2003. Chairman of the
                                 Board of Directors of Consolidated Fortress
                                 Resources, Inc. from November 2000 to November
                                 2003. Director of Broadband Collaborative
                                 Solutions from May 2000 to June 2002.
---------------------------------------------------------------------------------

*Mr. Holmes is an "interested person" of the Trust by virtue of his positions with U.S. Global Investors, Inc.

  TRUSTEES AND OFFICERS (UNAUDITED)                    June 30, 2006

The following table presents information about each Officer of the Trust as of June 30, 2006, together with a brief description of their principal occupations during the last five years. Each holds office until his or her successor is duly elected and qualified.

OFFICERS

NAME (AGE)
ADDRESS
POSITIONS HELD WITH TRUST
LENGTH OF TIME SERVED              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------------------------------------------------------
Frank Holmes (51)                Director, Chief Executive Officer, and Chief
7900 Callaghan Road              Investment Officer of the Adviser. Since
San Antonio, TX 78229            October 1989, Mr. Holmes has served and
Trustee, Chief Executive         continues to serve in various positions with
Officer, Chief Investment        the Adviser, its subsidiaries, and the
Officer, President               investment companies it sponsors.
1989 to present
--------------------------------------------------------------------------------
Susan McGee (47)                 President and General Counsel of the Adviser.
7900 Callaghan Road              Since September 1992, Ms. McGee has served and
San Antonio, TX 78229            continues to serve in various positions with
Executive Vice President,        the Adviser, its subsidiaries, and the
Secretary, General Counsel       investment companies it sponsors.
1997 to present
--------------------------------------------------------------------------------
Catherine Rademacher (46)        Treasurer of the Trust and Chief Financial
7900 Callaghan Road              Officer of the Adviser. Since April 2004, Ms.
San Antonio, TX 78229            Rademacher has served in various positions with
Treasurer                        the Adviser, its subsidiaries, and the
August 2004 to present           investment companies it sponsors. Associate
                                 with Resources Connection from July 2003 to
                                 February 2004. Recruiting Manager with Robert
                                 Half International from November 2002 to June
                                 2003. Controller of Luby's Inc. from June 2000
                                 to October 2002.
--------------------------------------------------------------------------------

  ADDITIONAL INFORMATION (UNAUDITED)

 ADDITIONAL FEDERAL TAX INFORMATION

 The percentage of tax-exempt dividends paid by the Funds for the year ended June 30, 2006, was:

    Near-Term Tax Free                89.58%
    Tax Free                          94.56%

 The percentage of ordinary income dividends paid by the Funds during the year ended June 30, 2006, which qualify for the Dividends Received Deduction available to corporate shareholders was:

    Global Resources                   1.59%
    World Precious Minerals            0.73%
    Gold Shares                       13.57%

 The Funds hereby designate the following approximate amounts as capital gain dividends for the purpose of the dividends paid deduction:

    All American Equity         $   455,916
    Global Resources             10,440,800
    World Precious Minerals       5,460,908

 The amounts which represent foreign source income and foreign taxes paid during the year ended June 30, 2006 are as follows:

                                    FOREIGN      FOREIGN
                                    SOURCE         TAX
                                    INCOME        CREDIT
                                    -------      -------
    China Region Opportunity     $   785,056   $   23,633
    Global Resources              12,602,619    1,707,076
    World Precious Minerals        1,008,304      110,836
    Gold Shares                      195,231       19,469

In January 2007, the Funds will report on Form 1099-DIV the tax status of all distributions made during the calendar year 2006. The funds intend to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by each fund will be reported to shareholders on their Form 1099-DIV. Shareholders should use the information on Form 1099-DIV for their income tax returns.

  ADDITIONAL INFORMATION (UNAUDITED)

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-US-FUNDS (1-800-873-8637). It also appears in the Funds' statement of additional information (Form 485B), which can be found on the SEC's website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-US-FUNDS (1-800-873-8637) or accessing the Funds' Form N-PX on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds provide complete lists of holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Funds' semi-annual and annual reports to shareholders. For the first and third quarters, the Funds file the lists with the SEC on Form N-Q. Shareholders can look up the Funds' Forms N-Q on the SEC's website at www.sec.gov. You may also visit or call the SEC's Public Room in Washington, D.C. (1-202-942-8090) or send a request plus a duplicating fee to the SEC, Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

APPROVAL OF THE ADVISORY AGREEMENT FOR EACH FUND

On February 13, 2006, the Board of Trustees, including all of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees"), approved continuation of the advisory agreement with the Adviser for each Fund for an additional one-year term. In considering approval of the agreement, the Trustees reviewed a variety of materials relating to each Fund and the Adviser, including: (i) comparative performance, fee and expense information versus a peer group of similar mutual funds provided by Lipper Inc. (each, a "Peer Group"), performance information versus a broader array of comparative mutual funds provided by Lipper Inc. (each, a "Peer Universe") and performance information versus a benchmark index (each, a "Fund Benchmark"), (ii) information regarding the nature, extent and quality of the services provided by the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser and its affiliates, (iv) the extent to which economies of scale are realized as the Funds grow, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered and amounts paid to other registered investment companies managed by the Adviser and other accounts managed by the Adviser, and (vii) benefits realized by the Adviser (and its affiliates) from its relationship with the Funds.

The Independent Trustees began their process of reviewing information and considering approval of the agreement in November
2005 and were represented by independent legal counsel throughout the process. After a November 11, 2005 meeting, at the direction of the Independent

  ADDITIONAL INFORMATION (UNAUDITED)

Trustees, independent legal counsel requested additional information from the Adviser to be provided to the Independent Trustees in advance of their February 13, 2006 meeting. As a result, the Independent Trustees received information from the Adviser describing the foregoing information. In addition, the Independent Trustees received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the agreement. After their review of the information received, the Independent Trustees presented their findings and recommendations to the full Board.

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to the Adviser's operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of its deliberations the Board evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of the Adviser's investment personnel, the Adviser's brokerage practices, including the extent to which the Adviser obtains research through "soft dollar" arrangements with the Funds' brokerage, and the financial and non-financial resources available to provide services required under the advisory agreement.

In considering the reasonableness of the fee payable to the Adviser for managing each Fund, the Board reviewed, among other things, financial statements of the Adviser and an analysis of the profitability to the Adviser and its affiliates of their relationship with each Fund over various time periods, which analysis identified revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates from these relationships on a Fund-by-Fund basis and as a group of Funds. The Board also compared each Fund's management fee to the fees charged by the Adviser to other registered investment companies and to other clients managed by the Adviser. (However, the Board noted that those other investment companies have different investment policies than the Funds and that the Adviser does not manage other investment companies similar to the Funds. The Board also noted that, although certain clients may have investment objectives and policies that are similar to some of the Funds, the contractual fees payable to the Adviser for managing those client assets are the same or higher than the management fees of the similar Funds.) The Board considered the current and anticipated asset levels of each Fund and the historical willingness of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. The Board also considered that the management fee for all of the Funds except for the Near-Term Tax Free Fund and the China Region Opportunity Fund include a breakpoint. The Board also noted that the Adviser did not believe, with respect to administration and investment advisory services provided, that it was realizing significant economies of scale and that the current fees represent an appropriate sharing of economies of scale. The Board concluded that the profitability to the Adviser and its affiliates from their relationship with the Funds is not excessive and that the Adviser is not realizing material benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreement to each Fund are reasonable.

  ADDITIONAL INFORMATION (UNAUDITED)

In addition to the foregoing, the Board considered the specific factors and reached the related conclusions set forth below with respect to each Fund:

U.S. Government Securities Savings Fund
---------------------------------------

The Board noted that the U.S. Government Securities Saving Fund has been among the top performing funds of its Peer Group and Peer Universe and has substantially outperformed its Fund Benchmark for the one, two, three, four, five and ten year periods ending August 31, 2005. Accordingly, the Board concluded that the Fund's performance has been satisfactory. In determining that the fees charged by the Adviser are reasonable, the Board also noted that, over various time periods, the Adviser has waived fees and paid expenses of the Fund and that the Fund's management fee and total expenses, net of contractual waivers and expense reimbursements, are below the median for its Peer Group.

U.S. Treasury Securities Cash Fund
----------------------------------

The Board noted that the U.S. Treasury Securities Cash Fund has underperformed its Peer Group, Peer Universe and Fund Benchmark for the one, two, three, four, five and ten year periods ending August 31, 2005. The Independent Trustees also requested and reviewed the Fund's gross performance, which indicated that the Fund's performance was competitive on a gross basis and that the Fund's net relative underperformance is primarily attributable to the Fund's high relative expenses. As a result, the Board concluded that the Fund's performance has been consistent with reasonable expectations in light of the nature, quality and extent of the services provided to shareholders. In this regard, the Board noted that the Fund is designed to be used by shareholders as a substitute for a traditional checking account, that the Fund's high relative expenses are explained, in part, by the unlimited free checkwriting and related shareholder services offered by the Fund, and that the Fund's relative underperformance is attributable primarily to high expenses incurred by the Fund in making these services available to shareholders. In determining that the fees charged by the Adviser are reasonable, the Board noted that the Fund's management fee is competitive with that of its Peer Group.

Tax Free Fund
-------------

The Board noted that the Tax Free Fund has underperformed its Peer Group, Peer Universe and Fund Benchmark for the one, two, three, four, five and ten year periods ending August 31, 2005, although the recent performance of the Fund has improved slightly over the past year. The Board also noted the small size of the Fund and that the Fund's performance was adversely affected by the Fund's conservative risk profile. In light of the above, the Board concluded that performance was satisfactory. In determining that the fees charged by the Adviser are reasonable, the Board noted that while the Fund's contractual management fee and total expenses are above the median for its Peer Group, over various time periods, the Adviser has waived fees and expenses of the Fund and the Fund's management fee, net of contractual waivers, is below the median for its Peer Group.

  ADDITIONAL INFORMATION (UNAUDITED)

Near-Term Tax Free Fund
-----------------------

The Board noted that the Near-Term Tax Free Fund has performed at or above the median of its Peer Group for the one, two and three-year periods ending August 31, 2005, although the Fund has performed slightly below its Fund Benchmark for these same time periods. Accordingly, the Board concluded that the Fund's overall performance has been satisfactory. In determining that the fees charged by the Adviser are reasonable, the Board noted that the Fund is among the smallest funds in its Peer Group, that over various time periods the Adviser has waived fees and paid expenses of the Fund, and that the Fund's management fee and total expenses, net of contractual waivers and expense reimbursements, are below the median for its Peer Group.

All American Equity Fund
------------------------

The Board noted that the All American Equity Fund has performed well relative to its Peer Group and Peer Universe for the one, two, three and four year periods ending August 31, 2005. The All American Equity Fund has also outperformed its Fund Benchmark for the one, two and three year periods ending August 31, 2005. Accordingly, the Board concluded that the overall performance of the Fund has been satisfactory. In determining that the fees charged by the Adviser are reasonable, the Board noted that, over various time periods, the Adviser has waived fees and paid expenses of the Fund and that the Fund's management fee, net of contractual waivers, is below the median of the Peer Group. The Board also noted that total expenses of the Fund are high due to the high non-management related expenses relative to its Peer Group. The Board concluded that this is consistent with reasonable expectations in light of the small size of the Fund and the small average account size of the Fund relative to its Peer Group.

China Region Opportunity Fund
-----------------------------

The Board noted that the China Region Opportunity Fund has outperformed its Peer Group and Peer Universe for the one, two, three and four-year periods ending August 31, 2005. Accordingly, the Board concluded that the overall performance of the Fund has been satisfactory. In determining that the fees charged by the Adviser are reasonable, the Board noted that, although the Fund's management fee and total expenses are high compared to its Peer Group, such fees and expenses are consistent with reasonable expectations in light of the size of the Fund and the nature, quality and extent of the services provided by the Adviser. In this regard, the Board noted that the Adviser has committed substantial resources to monitor frequent purchases and redemptions of shares of the Fund.

Global Resources Fund
---------------------

The Board noted that the Global Resources Fund has been among the top performing funds in its Peer Group and Peer Universe for the one, two, three, four and five-year periods ending August 31, 2005 and has substantially outperformed its Fund Benchmark for all such periods. Accordingly, the Board concluded that the Fund's performance has been satisfactory. In determining that the fees charged by the Adviser are reasonable, the Board noted that the Fund's management fee is close to the median for its Peer Group and that the Fund's management fee and total expenses, net of contractual waivers and expense reimbursements, are below the median for its Peer Group. In

  ADDITIONAL INFORMATION (UNAUDITED)

this regard, the Board noted that the Adviser has committed substantial resources to monitor frequent purchases and redemptions of shares of the Fund.

World Precious Minerals Fund
----------------------------

The Board noted that the World Precious Minerals Fund has been among the top performing funds in its Peer Group and Peer Universe for the one, two, three and four-year periods ending August 31, 2005 and has substantially outperformed its Fund Benchmark for all such periods. Accordingly, the Board concluded that the Fund's performance has been satisfactory. In determining that the fees charged by the Adviser are reasonable, the Board noted that although the Fund's management fee and total expenses are slightly above the median for its Peer Group, such fees are consistent with reasonable expectations in light of the size of the Fund and the nature, quality and extent of the services provided by the Adviser. In this regard, the Board noted that the Adviser has committed substantial resources to monitor frequent purchases and redemptions of shares of the Fund.

Gold Shares Fund
----------------

The Board noted that the Gold Shares Fund has outperformed its Peer Group, Peer Universe and its Fund Benchmark for the one, two, three, four and five-year periods ending August 31, 2005. Accordingly, the Board concluded that the Fund's performance has been satisfactory. In determining that the fees charged by the Adviser are reasonable, the Board noted that the Fund's management fee is below the median for its Peer Group. In addition, the Board noted that the Adviser has committed substantial resources to monitor frequent purchases and redemptions of shares of the Fund. The Board also noted that the Fund's total expenses are among the highest of its Peer Group, with a large portion of expenses devoted to non-management expenses. The Board concluded that such expenses are consistent with reasonable expectations in light of the small size of the Fund and the small average account size of the Fund relative to its Peer Group. In this regard, the Board noted that the Adviser has committed substantial resources to monitor frequent purchases and redemptions of shares of the Fund.

                            * * * * * *

Based on all of the above-mentioned factors and related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Board of Trustees, including the Independent Trustees, concluded that approval of the advisory agreement would be in the interests of each Fund. Accordingly, on February 13, 2006, the Board of Trustees, including the Independent Trustees, voted to approve continuation of the advisory agreement with respect to each Fund.

ITEM 2. CODE OF ETHICS.
(a) The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(d)  Not applicable.

(e)  Not applicable.

(f) The registrant has posted such code of ethics on its Internet website at www.usfunds.com.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant's Board of Trustees has determined that the registrant has at least three "audit committee financial experts" serving on its audit committee:
Dr. James F. Gaertner, Mr. Clark R. Mandigo, and Mr. Walter W. McAllister, III are "independent" (as defined in Item 3 of Form N-CSR.)

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert" designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(A) AUDIT FEES
The aggregate fees billed to the registrant for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements were $171,000 and $163,000 for the fiscal years ended June 30, 2006, and 2005, respectively.

(B) AUDIT-RELATED FEES
The aggregate fees billed for assurance and related services by the registrant's principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $-0- and $36,052 for the fiscal years ended June 30, 2006, and 2005, respectively. These fees related to the issuance of a report on internal controls.

(C) TAX FEES
The aggregate fees billed for professional services rendered by the registrant's principal accountant for tax compliance, tax advice and tax planning were $28,000 and $26,700 for the fiscal years ended June 30, 2006, and 2005, respectively. The nature of the services comprising the tax fees included the review of the registrant's income and excise tax returns and distribution requirements.

(D) ALL OTHER FEES
There were no other fees during the fiscal years ended June 30, 2006, and 2005 billed to the registrant.

(E)(1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including approval in advance of audit and non-audit services at regularly scheduled audit committee meetings. If non-audit services are required between regularly scheduled audit committee meetings, approval may be authorized by the chairman of the audit committee with prompt notification of other audit committee members and ratification at the next scheduled audit committee meeting, provided the fees for such services amount to no more than 5 percent of the annual audit fees for the registrant. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(F) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(G) The aggregate fees billed by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $91,000 and $80,799 for the fiscal years ended June 30, 2006, and 2005, respectively.

(H) All non-audit services rendered in (g) above were considered by the registrant's audit committee in maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable to the registrant.


ITEM 6. SCHEDULE OF INVESTMENTS.
Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.
1. The registrant's president and treasurer have determined that the registrant's disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

2. There was no change in the registrant's internal control over financial reporting that occurred in the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a)(1)    Code  of  ethics  is  posted  on  registrant's   Internet  website  at
          www.usfunds.com.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17CFR 270.30a-2(a)), and Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

U.S. GLOBAL INVESTORS FUNDS



By:      /s/Frank E. Holmes
         ----------------------------------
         Frank E. Holmes
         President, Chief Executive Officer

Date:    August 29, 2006




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By:      /s/Frank E. Holmes
         ----------------------------------
         Frank E. Holmes
         President, Chief Executive Officer

Date:    August 29, 2006



By:      /s/Catherine A. Rademacher
         ----------------------------------
         Catherine A. Rademacher
         Chief Financial Officer

Date:    August 29, 2006